SEMIANNUAL REPORT
================================================================================

                                Declaration Trust

                 Growth         V.A. International Fund
                                V.A. Financial Industries Fund
                                V.A. Emerging Growth Fund
                                V.A. Discovery Fund
                 ---------------------------------------------
                 Growth         V.A. Independence Equity Fund
                 & Income       V.A. 500 Index Fund
                                V.A. Sovereign Investors Fund
                 ---------------------------------------------
                 Income         V.A. World Bond Fund
                                V.A. Strategic Income Fund
                                V.A. Sovereign Bond Fund
                                V.A. Money Market Fund

                                  JUNE 30, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================
                                Table of Contents
                     John Hancock Funds - Declaration Trust

                                                                            Page
1) Chairman's Message......................................................

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio manager(s) or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

     Growth
     V.A. International Fund...............................................   4
     V.A. Financial Industries Fund........................................   7
     V.A. Emerging Growth Fund.............................................  10
     V.A. Discovery Fund...................................................  13

     Growth & Income
     V.A. Independence Equity Fund.........................................  16
     V.A. 500 Index Fund...................................................  19
     V.A. Sovereign Investors Fund.........................................  22

     Income
     V.A. World Bond Fund..................................................  25
     V.A. Strategic Income Fund............................................  28
     V.A. Sovereign Bond Fund..............................................  31
     V.A. Money Market Fund................................................  34

3) Financial Statements....................................................  36

4) Notes To Financial Statements...........................................  81

                                    TRUSTEES

                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ *
                            RICHARD P. CHAPMAN, JR. *
                              WILLIAM J. COSGROVE *
                               DOUGLAS M. COSTLE *
                               LELAND O. ERDAHL *
                              RICHARD A. FARRELL *
                                GAIL D. FOSLER *
                               WILLIAM F. GLAVIN *
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE *
                             PATTI MCGILL PETERSON *
                                 JOHN W. PRATT *
                               RICHARD S. SCIPIONE
                              EDWARD J. SPELLMAN *
                        * Members of the Audit Committee

                                    OFFICERS

                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                   Vice Chairman and Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                   CUSTODIANS

                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116
                            V.A. Emerging Growth Fund
                               V.A. Discovery Fund
                            V.A. Financial Industries
                          V.A. Independence Equity Fund
                          V.A. Sovereign Investors Fund
                           V.A. Strategic Income Fund
                            V.A. Sovereign Bond Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110
                             V.A. International Fund
                               V.A. 500 Index Fund
                              V.A. World Bond Fund
                             V.A. Money Market Fund

                                 TRANSFER AGENT

                          JOHN HANCOCK SERVICING CENTER
                                  P.O. BOX 9298
                        BOSTON, MASSACHUSETTS 02205-9298

                               INVESTMENT ADVISER

                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISERS

                   JOHN HANCOCK ADVISERS INTERNATIONAL LIMITED
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X3RA
                             V.A. International Fund
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                          V.A. Independence Equity Fund
                        SOVEREIGN ASSET MANAGEMENT CORP.
                              1235 WESTLAKES DRIVE
                           BERWYN, PENNSYLVANIA 19312
                          V.A. Sovereign Investors Fund

                                     ISSUER

                               JOHN HANCOCK MUTUAL
                             LIFE INSURANCE COMPANY
                              JOHN HANCOCK VARIABLE
                             LIFE INSURANCE COMPANY*
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02117
                            *Not Licensed in New York

                              PRINCIPAL DISTRIBUTOR

                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL

                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

================================================================================
                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

      The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and economic data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors then they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of June, both the Dow and the broader Standard & Poor's 500 Stock Index had risen by 20% -- a level not many thought the market would reach all year, let alone in six months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

      But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

      Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,


/s/ EDWARD J. BOUDREAU, JR.

          EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================
                    BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND
                   GERARDO J. ESPINOZA, CO-PORTFOLIO MANAGERS

                                  John Hancock
                             V.A. International Fund

               Foreign markets post strong six-month performance;
                           Latin America leads the way

"Our two largest country holdings remain Japan and Hong Kong."

Many overseas markets produced solid results over the last six months, driven by moderate economies, mostly steady interest rates and a strong U.S. stock market. Leading the way were the reform-minded emerging-market countries of Latin America, followed by Europe. Conversely, much of Asia, particularly the developing countries of south Asia, remained mired in slow growth and local banking, property and currency problems.

      For the six months ended June 30, 1997, John Hancock V.A. International Fund posted a total return of 13.80% at net asset value, compared with the 12.13% return of the average variable annuity international fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page six.

Hong Kong and Japan

Our two largest country holdings remain Japan and Hong Kong. They both lagged in the first half of the period, Japan due to continued economic woes, banking problems and government tax increases, and Hong Kong in response to rising U.S. rates and fears about the imminent transition to Chinese rule. But both markets rallied in April, Japan's sparked by the return of domestic pensions and international fund managers to the equity market after a lengthy absence. In Hong Kong, transition concerns dissipated and investors became encouraged about the longer term for both Hong Kong and its impact on China. During the period, we cut our stakes in both countries, remaining slightly overweighted, compared to our peers, but taking Japan from 30% in January to 21% in June, and Hong Kong from 22% to 13%, in order to more broadly diversify the portfolio.

Latin American growth; European selectivity

We benefited from establishing a significant position -- 18% by the end of June -- in the

--------------------------------------------------------------------------------
A 1 3/4" x 3" photo of V.A. International Fund managers. Caption reads: "V.A. International Fund co-portfolio managers (l-r) Gerardo J. Espinoza, Miren Etcheverry and John L.F. Wills".
--------------------------------------------------------------------------------

================================================================================
                      JOHN HANCOCK V.A. INTERNATIONAL FUND

--------------------------------------------------------------------------------
Bar chart with the heading "Fund Performance" at top left hand column. A footnote below states "For the six months ended June 30, 1997." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart are two solid bars. The first represents the 13.80%
total return for John Hancock V.A. International Fund. The second represents 12.13% total return for theAverage variable annuity international fund." A footnote below reads: "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average variable annuity international fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

emerging markets of Latin America that have embraced economic reform and, in so doing, unleashed significant investment opportunities. Our largest stake is Brazil at 9%. Its stock market has soared this year as the positive combination of political stability, moves toward privatization and economic reform play out.

      In Europe, we are being more selective given the increased market volatility around the move to monetary union. But there are still compelling opportunities in companies that have embraced the notion of corporate restructuring. Auto maker Volkswagen is a perfect example. Of the Fund's 28% stake in Europe, the U.K. is our largest country at 10% of the Fund.

Investment strategy

The Fund seeks long-term growth by investing in stocks of foreign companies worldwide. In managing the portfolio, we combine top-down country allocation with bottom-up stock picking. The cornerstone of our process is in-depth fundamental research, which involves substantial travel to the countries in which the Fund invests. We have gained an important edge by having a team of analysts who combined speak more than a dozen languages. In country allocation, our emphasis is on selecting countries with favorable political trends, growing economies and improving liquidity dynamics. In stock selection, we emphasize management quality, sustainable earnings growth and attractive valuations.

Looking ahead

We are optimistic about the prospects for foreign markets over the next year. Worldwide growth is projected to be 4.5% in 1998, according to International Monetary Fund data, and that bodes well for foreign stock markets. Going forward, we plan to diversify the Fund into countries that have less correlation to moves in the U.S. market as a way to manage risk. We'll stay invested in emerging markets, which should continue to provide attractive appreciation potential. In Europe, we will continue to look for good restructuring plays. As for Asia, we are comfortable with our weightings in Hong Kong and Japan. Although Japan still faces challenges, we are adequately positioned to capture any near-term positive developments stemming from the increased attention Japan is receiving from local and foreign investors. Should Hong Kong's incorporation into China continue smoothly, that will enhance its position as a major worldwide financial center.

"We are optimistic about the prospects for foreign markets over the next year."

--------------------------------------------------------------------------------
International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

================================================================================
                      JOHN HANCOCK V.A. INTERNATIONAL FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                               LIFE OF
                                                 FUND
                                                 ----
John Hancock V.A. International Fund          28.31%(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)   Commenced operations on August 29, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 27.35%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Morgan Stanley EAFE Index--an unmanaged index that measures the performance of stock markets in Europe, Australia and the Far East.

--------------------------------------------------------------------------------
Line chart with the heading V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. International Fund on August 29, 1996, before sales charge, and is equal to $12,831 as of June 30, 1997. The second line represents the value of the Morgan Stanley EAFE Index and is equal to $11,654 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                  BY JAMES K. SCHMIDT, CFA AND THOMAS FINUCANE,
                              CO-PORTFOLIO MANAGERS

                                  John Hancock
                         V.A. Financial Industries Fund

            Stock market keeps rising, despite month-long breather;
                         financial stocks perform well

The stock market astounded many by continuing to climb to record highs during the first six months of 1997. Despite a month-long downturn sparked by rising interest rates and inflation fears following the economy's blistering first quarter growth, the market still managed to post double-digit returns. Stocks, including financial stocks, were boosted by strong corporate earnings, benign inflation despite the fears, and a moderate economy overall. For the six months ended June 30, 1997, the Standard & Poor's Stock Index gained 20.60% including reinvested dividends.

      It was in this ideal environment that we launched John Hancock V.A. Financial Industries Fund on April 30, 1997. For the two months from inception through June 30, 1997, the Fund posted a total return of 12.40%. That compared with the average variable annuity specialty and miscellaneous fund's 10.89% return for the same period, according to Lipper Analytical Services, Inc.

Investment concept and strategy

The Fund aims for long-term growth of capital by investing in a broad range of financial services companies worldwide. We look for companies with a positive earnings outlook that are selling at reasonable valuations. We also seek to profit from the enormous amount of consolidation occurring across several industries. National interstate banking regulations have sparked a wave of bank mergers that we believe will continue. Banks are buying thrifts and brokers, and brokers are buying each other, as the regulatory environment continues to favor such moves. In March, for example, the Federal Reserve allowed banks to derive 25% of their business from underwriting stocks and bonds, up from the prior 10% limit. In fact, we expect the majority of publicly traded brokerage firms will

--------------------------------------------------------------------------------
A 2 x 3" photo of V.A. Financial Industries Fund management team at bottom right. Caption below reads: "Fund management team members: (l-r) James Boyd, Jim Schmidt, Thomas Finucane, Patricia Oimet, Gerard Cronin."
--------------------------------------------------------------------------------

Fund management team members: (l-r) James Boyd, Jim Schmidt, Thomas Finucane, Patricia Ouimet, Gerard Gronin

"We seek to profit from the enormous amount of consolidation occurring across several industries."

================================================================================
                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

--------------------------------------------------------------------------------
Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the period April 30, 1997 to June 30, 1997." The chart is scaled in increments of 5%, with 15% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 12.40% total return for John Hancock V.A. Financial Industries Fund. The second represents the10.89% total return for the Average variable annuity specialty fund. A footnote below states: "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average variable annuity specialty and miscellaneous funds are tracked by Lipper Analytical Services, Inc."
--------------------------------------------------------------------------------

"Our long-term outlook for financial stocks is very positive."

be acquired by the major commercial banks during the next five years. We think the trend is toward a repeal or substantial alteration of the Glass-Steagall Act, thereby allowing a single corporate entity to operate a bank, securities broker, insurer or finance company. We believe the best way to "play" this financial deregulation is by investing in a broad spectrum of financial companies. Consolidation is also beginning to occur in selected countries overseas, and we expect more opportunities to arise with the increased pace of privatization of major financial institutions abroad.

Building the Fund

The Fund commenced operations on April 30, 1997 and grew to $2.8 million in assets by the end of June. We endeavored to invest funds promptly and were therefore able to take advantage of the general increase in market values during this two month period. By the end of June, approximately 98% of the Fund's assets were invested in the common stock of 32 companies. We anticipate the number of positions to grow to perhaps 100 stocks as the Fund's assets increase. Despite the short time frame and small number of positions, we have already experienced a benefit from such consolidation as Unionamerica Holdings, a London-based specialty property-casualty underwriter that announced an agreement to be purchased by MMI Companies on June 26.

      The biggest sectors in the Fund are commercial banks, insurance and securities brokers which on a combined basis account for about 73% of our assets. The stocks in the brokerage industry have been particularly active lately as they have benefited not only from favorable capital market conditions, but also from growing interest on the part of banks in making brokerage acquisitions, as we mentioned above.

Outlook

Our long-term outlook for financial stocks is very positive. We believe the ongoing consolidation and homogenization of the financial services industry will continue into the future, and it will remain one of the Fund's driving forces. This should work to the long-term benefit of our shareholders. In the near term, financial stocks continue to benefit from the favorable combination of moderate growth and low inflation. As long as that climate continues, which we expect, we expect solid earnings growth for the financial group of about 10% this year.

--------------------------------------------------------------------------------

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

================================================================================
                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                                 LIFE OF
                                                  FUND
                                                  ----
John Hancock V.A. Financial Industries Fund       12.40%(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)   Commenced operations on April 30, 1997.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 12.12%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Financial Industries Fund on April 30, 1997, before sales charge, and is equal to $11,240 as of June 30, 1997. The second line represents the value of the S&P 500 Stock Index and is equal to $11,083 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Emerging Growth Fund

             Stock market advances strongly in the last six months;
                        small-cap stocks lag, then rally

"Small-company growth stocks... experienced a bout of volatility..."

Small-company growth stocks -- which are the focus of John Hancock V.A. Emerging Growth Fund -- experienced a bout of volatility during the first half of 1997. With the double threat of higher interest rates and a slower economy looming, investors were not willing to pay the high prices that small, fast-growing companies were commanding. Instead, investors migrated toward the more predictable, largest companies in the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. These stocks accounted for much of the market's advance for the first four months of the year. But beginning in May, the tide began to turn for small stocks, as higher interest-rate fears subsided and economic growth -- although slowing -- appeared to be adequate enough to keep company profits strong.

Strategy and performance review

The Fund seeks growth by investing primarily in the stocks of rapidly growing small companies -- those with a total market capitalization of up to $1 billion -- with revenue and earnings growth of at least 25% that is consistent or accelerating. We also look for companies to possess some or all of the following characteristics: an established record of profitability, a strong financial position, unique products or services distributed via unique channels, a dominant or leadership position in their industry and a visionary management team with a significant equity stake in its company.

   For the first four months of the period, this aggressive-growth strategy was not favored by investors, even though the fundamentals of many of our small companies remained sound and they met or exceeded their earnings expectations. The best performing small-company funds were those with a value-oriented approach. For the six month period ended June 30, 1997, John

--------------------------------------------------------------------------------
A 2" x 3" photo of V.A. Emerging Growth Fund at bottom right. Caption below reads: "Bernice Behar (center) and Fund management team members Ben Hock (l) and Andrew Slabin (r)."
--------------------------------------------------------------------------------

================================================================================
                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

--------------------------------------------------------------------------------
Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the six months ended June 30, 1997." The chart is scaled in increments of 2%, with 10% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 3.86% total return for John Hancock V.A. Emerging Growth Fund. The second represents 8.11% total return for the Average variable annuity small company fund. A footnote below states: "The total return for John Hancock V.A. Emerging Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small company fund is tracked by Lipper Analytical Services, Inc. See the following for historical performance information."
--------------------------------------------------------------------------------

Hancock V.A. Emerging Growth Fund had a total return of 3.86% at net asset value, compared with the average variable annuity small company fund's return of 8.11%, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 12. While our growth strategy wasn't recently in vogue, we have not changed our belief that pursuing fast-growing companies with steady earnings growth is the best way to realize good results over the long term.

   Our relatively light weighting in financial stocks also curtailed our performance, since we did not fully participate in the sector's strong showing during the period. Many financial stocks just don't fit our aggressive-growth criteria. Those that did were some of our strongest performers, including online discount broker E*TRADE and money manager Alex Brown & Co., which was recently acquired by Bankers Trust. We also saw impressive gains from our real estate-related holdings, including Redwood Trust, which acquires and manages real-estate mortgage assets, and Starwood Lodging, a hotel REIT.

   We kept a relatively heavy weighting in technology stocks, many of which faltered in the first part of the period only to rebound in May and June. But we continued to hold onto many of our tech stocks through tough times, because we believe that they offer some of the most dynamic growth prospects available in the marketplace today. We were rewarded for our patience with a late spring tech sector rebound. Comverse Technology, a producer of special purpose computer and telecommunications systems, came under pressure during the tech sector sell-off, but rebounded to new highs by the end of June. Another strong performer was Semtech, which makes components used in the manufacture of semi-conductors. We also took advantage of the tech sector's weakness to buy some attractive tech stocks at relatively cheap prices including Advent Software and Visio.

Outlook and strategy

In our view, even with the recent upturn in small-cap stocks many are still available at compelling prices given their prospects for fast earnings growth. Since stock prices inevitably follow earnings, we have always believed it was just a matter of time before investors turned back to these fast-growing companies. We remain encouraged that the rally that began in May could be the beginning of a longer, and long overdue, small-cap rebound.

"We kept a relatively heavy weighting in technology stocks..."

================================================================================
                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                               LIFE OF
                                                FUND
                                                ----
John Hancock V.A. Emerging Growth Fund         (3.01%)(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)   Commenced operations on August 29, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been (5.60%).

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Emerging Growth Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Emerging Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the S&P 500 Stock Index and is equal to $14,090 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the V.A. Emerging Growth Fund on August 29, 1996, before sales charge, and is equal to $9,699 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                               V.A. Discovery Fund

                Strong corporate earnings, moderate growth propel
                              stock market in 1997

Over the last six months, the stock market continued to soar to new heights, with the Standard & Poor's 500 Stock Index gaining a remarkable 20.60% through June 30, 1997. Except for a month-long downturn between mid-March and mid-April when interest rates and inflation fears rose on signs of the economy's blistering first quarter growth, the climb was ever upward. For the first four months, the market's advance was restricted mainly to the largest companies in the S&P and Dow Jones Industrial Average. But after investors' fears about inflation and rising interest rates subsided in April and the economy's growth appeared more moderate, the market's bounty broadened.

Strategy and performance review

The Fund seeks growth by investing primarily in the stocks of rapidly growing companies of all sizes that have superior prospects for revenue and earnings growth that is consistent or accelerating. We also look for companies that possess some or all of the following characteristics: an established record of profitability, a strong financial position, unique products or services distributed through unique channels, a dominant or leadership position in their industry and a management team with a significant equity stake in its company.

   During much of the period, this strategy of targeting rapidly growing companies was less in favor than a more value-oriented investment approach, and that held back the Fund's performance relative to its peers. For the six months ended June 30, 1997, the Fund had a total return of 0.21% at net asset value, trailing the average variable annuity growth fund's return of 13.57%, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 15. We also attribute the Fund's modest result to our much

--------------------------------------------------------------------------------
A 2" x 3" photo of V.A. Discovery Fund team at bottom right. Caption below reads: "Bernice Behar and Fund management team members (l-r) Rob Hallisey, Anurag Pandit, Andrew T. Slabin."
--------------------------------------------------------------------------------

"Our overweighted technology position proved to be a mixed bag."

================================================================================
                        JOHN HANCOCK V.A. DISCOVERY FUND

"We'll continue our search for fast-growing companies of all sizes..."

--------------------------------------------------------------------------------
Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the six months ended June 30, 1997." The chart is scaled in increments of 5%, with 15% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 0.21% total return for the John Hancock V.A. Discovery Fund. The second represents the 13.57% total return for the Average variable annuity growth fund. A footnote below states: "The total return for John Hancock V.A. Discovery Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

smaller weighting than many of our peers in financial stocks. Many financial companies aren't growing fast enough to meet our earnings growth criteria, so we didn't participate fully in this group's strong performance. But we did have some winners including E*TRADE, a fast-growing on-line brokerage company, and Medallion Financial, which lends money to taxi owners and sells advertising space in those taxis.

   Our overweighted technology position proved to be a mixed bag. Technology stocks suffered earlier in the year -- and held back the Fund's performance -- due to fears that the demand for networking products and services was slowing. That, coupled with a strong U.S. dollar causing unfavorable currency trends for technology exporters, called the growth prospects of the entire tech sector into question. Despite the turbulence, we held onto many of our tech stocks and added new holdings at attractive prices, since we believe that the technology group continues to offer some of the market's most exciting growth prospects. Our patience was rewarded when the dollar weakened in May and investors became more enthusiastic about the group. A good example was Comverse Technology, which produces special-purpose computer and telecommunication systems and was one of our top holdings. It came under pressure in the first several months of 1997, but had rebounded to new highs by the end of the period. Other strong technology performers included Semtech Corp., which makes components for semiconductor manufacturing companies, and America OnLine, which enjoyed a spring rebound after we had bought it at cheap levels.

   Throughout the period we looked for companies with above-average earnings growth that we believe can benefit from continued strong -- albeit slightly weaker -- economic growth. They included Newpark Resources, which cleans up industrial and oil drilling sites, ITEQ, manufacturer of air-pollution-control systems and components and Central Newspapers, one of the fastest-growing publicly held newspaper companies. We also added Home Depot, the building materials and home-improvement product retailer that dominates its market.

Outlook

We believe many growth stocks are currently priced at attractive levels given their earnings growth rates. We'll continue our search for fast-growing companies of all sizes that meet our requirements for strong and steady earnings growth.

================================================================================
                        JOHN HANCOCK V.A. DISCOVERY FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                               LIFE OF
                                                FUND
                                                ----
John Hancock V.A. Discovery Fund               (5.90%)(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)  Commenced operations on August 29, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been (7.92%).

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Discovery Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Discovery Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $14,090 as of June 30, 1997. The second line represents the value of the V.A. Discovery Fund, before sales charge, and is equal to $9,410 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
            BY STEPHEN LANZENDORF, FOR THE PORTFOLIO MANAGEMENT TEAM

                                John Hancock V.A.
                            Independence Equity Fund

               Stock market surges ahead over the last six months,
                         dominated by largest companies

"...the Fund benefited from its holdings in some of the larger company stocks..."

Stocks continued their bull market charge over the last six months to the amazement of many, coming on the heels of a record-breaking 1996. Prompted by near-ideal economic conditions -- moderate growth and benign inflation -- both the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index advanced to record levels by the end of June. The market's strong performance, however, was dominated by the largest companies of the Dow and the S&P. Investors were drawn to these predictable and liquid companies in the face of uncertainties about the direction of the economy and interest rates.

   For the first six months of the year, the S&P 500 advanced 20.60%, including reinvested dividends. John Hancock V.A. Independence Equity Fund also produced very strong returns. For the six months ended June 30, 1997, the Fund posted a total return of 16.27% at net asset value, compared with 15.81% for the average variable annuity growth and income fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 18.

Strategy and performance review

The Fund seeks above-average total return, consisting of capital appreciation and income. Using a disciplined investment strategy that combines computer modeling and fundamental research analysis, we strive to create a diversified portfolio one stock at a time that has a risk profile comparable to that of the S&P 500. Our goal is to find companies with improving earnings prospects and inexpensive stock prices. In our in-depth research process, we look at measures like earnings growth, sales projections,

--------------------------------------------------------------------------------
A 2" x 3" photo of V.A. Independence Equity Fund management team at bottom right. Caption below reads: "V.A. Independence Equity Fund management team members: (l-r) Coreen Kraysler, David Canavan, Jane Shigley, Jeff Saef and Stephen Lanzendorf."
--------------------------------------------------------------------------------

================================================================================
                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

--------------------------------------------------------------------------------
Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the six months ended June 30, 1997." The chart is scaled in increments of 5%, with 20% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 16.27% total return for the John Hancock V.A. Independence Equity Fund. The second represents the 15.81% total return for the Average variable annuity growth and income fund. A footnote below states: "The total return for John Hancock V.A. Independence Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

cash flow and dividends. From that, we come up with earnings and growth estimates. Then, our computer modeling digests this data to generate a ranking of stocks from most to least attractive, based on both cheapness and improving fundamentals.

   Over the last six months, the Fund benefited from its holdings in some of the larger company stocks that were among the market leaders, including Home Depot and Procter & Gamble. Other top Fund performers included United Technologies, Pitney Bowes and technology company Lucent Technologies, an AT&T spin-off.

   The financial and health-care sectors were two of the largest contributors to the Fund's performance. The financial area -- including banks, insurance companies and brokerage firms -- was boosted by continuing industry consolidation, strong earnings growth and the more positive interest-rate environment that followed a brief rate spike in the spring. Some of our best performers were the larger banks including BankAmerica, NationsBank and Norwest, and insurance company CIGNA. Our large pharmaceutical company stocks continue to be propelled by strong new product flow and industry consolidation. Companies such as Johnson & Johnson, Merck, Abbot Labs and Glaxo Wellcome have seen strong and predictable growth in both sales and earnings.

   On the other hand, our energy stocks, including Phillips Petroleum and Unocal, were lackluster during the period due to a milder-than-expected winter that kept demand and oil prices down. By far our biggest disappointment was AT&T, which we sold after concluding that far more time and money would be needed to see the telephone giant reach the results it had expected after its breakup more than a year ago.

A look ahead

Our outlook for stocks is mostly positive, with a note of caution. Assuming that the economic backdrop remains the same -- moderate growth, steady interest rates and low inflation -- we believe there's still room for the market to advance. But our short-term caution comes from the fact that the market is more vulnerable now to any unexpected changes, given that stock prices already reflect a nirvana-like environment. No matter what the market does next, we'll stick to creating a diversified portfolio of stocks that are inexpensive with improving fundamentals. We believe it is the best way to manage risk and produce results for investors over the long term.

"Our outlook for stocks is mostly positive..."

================================================================================
                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997
                                               LIFE OF
                                                FUND
                                                ----
John Hancock V.A. Independence Equity Fund      29.97%(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)  Commenced operations on August 29, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 28.38%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Independence Equity Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Independence Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $14,090 as of June 30, 1997. The second line represents the value of the V.A. Independence Equity Fund, before sales charge, and is equal to $12,997 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                 BY ANNE MCDONLEY, FOR THE RISK MANAGEMENT GROUP

                                  John Hancock
                               V.A. 500 Index Fund

               Standard & Poor's 500 Stock Index reaches new highs

The performance of the S&P 500 Stock Index defied many market observers by continuing to post successive new highs in the first half of 1997. From December 31, 1996 through June 30, 1997, the S&P 500 Stock Index gained 20.60%. Except for a brief period in March and April, its climb was uninterrupted. Fueled by a combination of strong corporate earnings, moderate economic growth and a relatively benign inflation outlook and their popularity among both individual and institutional investors, the large company S&P 500 stocks handily outpaced their small-company counterparts. While all stocks pulled back between mid-March and mid-April when investors worried that inflation was going to be more of a problem than it had been, they quickly snapped back in May and continued rising through the end of June. But not all stocks in the index shared equally in the index's success. Because the S&P 500 is a capitalization-weighted index, the larger companies accounted for more of its performance. And during the past six months, it was the best-known, largest companies that performed exceedingly well, while some lesser-known large and mid-sized companies posted less impressive gains or languished.

   For the six month period ending June 30, 1997, John Hancock V.A. 500 Index Fund had a total return of 18.08%. By comparison, the average variable annuity S&P 500 index objective fund had a total return of 20.20%, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 21.

Strategy explained

The Fund normally invests at least 80% of its total assets in common stocks of the companies that comprise the Standard & Poor's 500 Stock Index. The Fund tries to allocate the stocks held in its portfolio in approximately the same proportions as they are represented in the S&P 500 Stock Index. That helps to minimize the degree to which the Fund's investment results (before Fund expenses) differ from those of the index. The degree to which the Fund's performance correlates with that of the S&P Stock Index will depend upon the size and cash flows of the

--------------------------------------------------------------------------------
A 2" x 2 1/2" photo of Anne McDonley.  Caption reads: "Anne McDonley".
--------------------------------------------------------------------------------

"...it was the best-known, largest companies that performed exceedingly well."

================================================================================
                        JOHN HANCOCK V.A. 500 INDEX FUND

"...our strategy is to choose stocks that will help us closely track the performance of the S&P 500 Stock Index."

--------------------------------------------------------------------------------
Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the six months ended June 30, 1997." The chart is scaled in increments of 5%, with 25% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 18.08% total return for the John Hancock V.A. 500 Index Fund. The second represents the 20.20% total return for the Average variable annuity S&P 500 Index fund. A footnote below states:
"The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index objective fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

Fund, the liquidity of the securities represented in the index and the Fund's expenses, among other factors. There is no fixed number of stocks in which the Fund will invest, and we generally rebalance the portfolio monthly or when there are changes to the underlying index.

   Throughout the past six months, the Fund was still in its early stages, building up assets as new money came in. During most of that period, the transaction costs associated with buying individual stocks would have significantly eaten away at the Fund's total return. So until the Fund got large enough to efficiently buy stocks, we bought S&P 500 Stock Index futures as a proxy for the stocks in the index. By using futures, we were able to participate in the S&P 500 Stock Index's advance without incurring excess costs.

   In mid-June, the Fund's total assets had grown to a level that allowed us to purchase individual holdings at reasonable costs. We do not buy each of the 500 stocks that comprise the index, again because the costs of doing so likely would compromise our total return -- even with a larger asset base. What's more, the cost of buying odd lots -- less than 100 shares -- of smaller index components typically are quite high. So we use a strategy known as sampling, which entails assembling a portfolio of individual stocks that replicates the characteristics of the S&P 500 Stock Index -- including industry classification, volatility, earnings per share, and other factors. During the past six months we bought 370 stocks; 220 of those are considered "core holdings" and are generally the largest-weighted stocks in the group. As such, they account for a large portion of the index's return. The other 146 stocks we bought were added based on their ability to replicate the remaining 280 stocks in the S&P.

Outlook

As always, the Fund's returns will be dictated by the performance of the S&P 500 Stock Index. It's important for shareholders to realize that the S&P 500 Stock Index's performance so far this year has been extremely strong, especially when viewed from a historical basis. S&P index mutual funds aren't immune to market downdrafts, and they will go up and down with the underlying index. But no matter what the market environment, our strategy is to choose stocks that will help us closely track the performance of the S&P 500 Stock Index.

================================================================================
                        JOHN HANCOCK V.A. 500 INDEX FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                               LIFE OF
                                                FUND
                                                ----
John Hancock V.A. 500 Index Fund                31.65%(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)  Commenced operations on August 29, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 31.30%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $14,090 as of June 30, 1997. The second line represents the value of the the V.A. 500 Index Fund, before sales charge, and is equal to $13,165 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                   BY JOHN F. SNYDER III AND BARRY EVANS, CFA
                              CO-PORTFOLIO MANAGERS

                                  John Hancock
                          V.A. Sovereign Investors Fund

                    Fund debuts in strong market environment

"...moderate growth and tame inflation... fueled a stock market rally..."

It doesn't get much better than this for stock investors. Halfway into 1997, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average have racked up gains of nearly 21%. And that comes on the heels of a spectacular year in 1996 when most major market indices posted returns well in excess of 20%. The year got off to a bumpy start as investors fretted that a robust U.S. economy and spiraling inflation would prompt a series of interest-rate increases by the Federal Reserve Bank. Following the Fed's initial rate hike in March, however, strong evidence of a slowing economy helped investors shake off their inflationary fears. The potent combination of moderate growth and tame inflation -- in addition to ample market liquidity and continued strong corporate earnings -- fueled a stock market rally that lasted through the end of the period.

Investment strategy

John Hancock V.A. Sovereign Investors Fund's stock investments are exclusively in what we call "dividend achievers" -- that is, companies that have raised their dividends consecutively for at least the last 10 years. The theory is simple. Rising dividends are usually a result of rising earnings, which are the best indicator of a stock's price over the long term. We believe that "dividend achievers" companies offer consistent, predictable and visible earnings growth.

   There are fewer than 400 companies that meet these investment criteria. From this universe, we target companies that are -- and will remain -- leaders in their industry. As competitive forces diminish pricing power, companies must find other ways to grow earnings. We look for those companies that are gaining market share, aggressively restructuring their businesses, or expanding globally.

Performance scorecard

For the six months ended June 30, 1997, John Hancock V.A. Sovereign Investors Fund returned

--------------------------------------------------------------------------------
A 2" x 3" photo of V.A. Sovereign Investors Fund management team at bottom right. Caption below reads: "V.A. Sovereign Investors Fund management team members: (l-r) John Snyder, Barry Evans, Jere Estes."
--------------------------------------------------------------------------------

================================================================================
                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

--------------------------------------------------------------------------------
Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the six months ended June 30, 1997." The chart is scaled in increments of 5%, with 20% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 14.40% total return for the John Hancock V.A. Sovereign Investors Fund. The second represents the 16.83% total return for the Average variable annuity equity income fund. A footnote below states: "The total return for John Hancock V.A. Sovereign Investors Fund is at net asset with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper Analytical Serivices, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

14.40% at net asset value. By comparison, the average variable annuity equity income fund returned 16.83%, according to Lipper Analytical Services, Inc. Please see page 24 for longer-term performance information.

   Given the strong performance of stocks in the first half of the year, our 6% position in bonds, while providing stability, detracted somewhat from the Fund's overall performance. In addition, Ikon Office Solutions and Rockwell International disappointed us. Ikon, which was recently spun off from former office supply company Alco Standard, has suffered from higher-than-expected transition costs and employee turnover in some foreign operations. For Rockwell International, heavy publicity surrounding price competition in the company's semiconductor business has put pressure on the stock. However, semiconductors comprise only about 20% of Rockwell's revenues. Once investors recognize this, we are confident that the stock will bounce back.

   The Fund's largest holdings, however, were among our best performers. Buoyed by successful new product developments and strong underlying fundamentals, pharmaceutical giants Eli Lilly and Johnson & Johnson posted attractive returns. Gannett Co., the publisher of USA Today, was another winner. The media giant benefited not only from increased advertising revenues, but also declining paper costs.

Outlook

Looking ahead, we're still optimistic about stocks, even at their current levels. Having said that, however, we caution investors to temper their expectations for the future. It is unrealistic to expect that stocks will continue to rack up returns of 20% and more -- as we saw in 1996 and the first half of 1997. Eventually, stock returns will drop back to their historical levels of 8% to 10% annually.

   Now more than ever, investors will have to be more selective in their stock selection. If higher interest rates begin to take hold in the second half of the year, we expect that the economy and, in turn, corporate profits will start to weaken. In that event, we're likely to see more earnings disappointments as 1997 progresses. Companies that can grow earnings in the double digits will be few and far between. It will be critical to invest in those stable, high-quality growth companies with clear industry leadership. In this economic environment, our "dividend achievers" are likely to maintain an important competitive advantage.

"...we're still optimistic about stocks, even at their current levels."

================================================================================
                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                               LIFE OF
                                                FUND
                                                ----
John Hancock V.A. Sovereign Investors Fund      23.89%(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)  Commenced operations on August 29, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 22.68%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $14,090 as of June 30, 1997. The second line represents the value of the V.A. Sovereign Investors Fund, before sales charge, and is equal to $12,389 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                  BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND
                      JANET L. CLAY, CO-PORTFOLIO MANAGERS

                                  John Hancock
                              V.A. World Bond Fund

                  Lackluster six months for world bond markets

Global bond markets continued their roller coaster ride of interest-rate uncertainty during the first half of the year -- led primarily by the U.S. bond market. Early on, moderate growth and tame inflation provided a strong tailwind for U.S. bonds. Signs of stronger economic growth in early March, however, rekindled inflation fears and sent bond prices falling. Things got worse when the Federal Reserve raised interest rates on March 25, 1997. Then in mid-April, the bond market reversed course once again in response to more positive inflation news. U.S. bonds staged a remarkable recovery, erasing almost all of their losses.

   The U.S. bond market's woes reverberated through many emerging markets. The Fed's interest-rate hike interrupted the nearly year-long rally in emerging markets and sparked a wave of selling. The pressure, however, subsided with the recovery in the U.S.

   European markets not only suffered from the U.S. sell-off, but also from concerns about the outcome of the European Economic and Monetary Union (EMU). In addition, elections in France and the U.K. -- both of which ousted long-standing incumbent parties -- added to market volatility.

Performance review

The net result of the market volatility was lackluster performance for global bond investors. For the six months ended June 30,1997, John Hancock V.A. World Bond Fund returned -0.23% at net asset value. By comparison, the average variable annuity global income fund had a total return of 1.73%, according to Lipper Analytical Services, Inc. Longer-term performance can be found on page 27.

   The difference in performance was due to our relatively small position in emerging markets. Although we increased our emerging-market stake during the period, prospectus limitations prohibit us from investing as much as other global income funds. In addition, the Fund's holdings

--------------------------------------------------------------------------------
A 2" x 3" photo of V.A. World Bond Fund team members. Caption reads: "Tony Goodchild, Janet Clay, Larry Daly, co-portfolio managers."
--------------------------------------------------------------------------------

"The net result of the market volatility was lackluster performance..."

================================================================================
                        JOHN HANCOCK V.A. WORLD BOND FUND

"...we look for opportunities in bonds around the globe."

--------------------------------------------------------------------------------
Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the six months ended June 30, 1997." The chart is scaled in increments of 1%, with 2% at the top and -2% at the bottom. Within the chart there are two solid bars. The first represents the -0.23% total return for the John Hancock V.A. World Bond Fund. The second represents the 1.73% total return for the Average variable annuity global income fund. A footnote below states:
"The total return for John Hancock V.A. World Bond Fund is at net asset with all distributions reinvested. The average variable annuity global income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

in Japanese bonds underperformed and were subsequently eliminated from the portfolio.

Investment strategy

In selecting investments, we look for opportunities in bonds around the globe. We assess the global economic environment to determine the relative attractiveness of different countries and to establish global bond and currency scenarios. From there, we determine the optimal country mix for the portfolio.

o EUROPE. We've pared our position in Europe in favor of the U.S., Australia, New Zealand and emerging markets. In particular, we've cut back on so-called "peripheral" markets -- such as Italy and Spain -- which are most likely to be impacted by the uncertainty surrounding the outcome of the EMU. We have, however, maintained a strong 7% position in the U.K., which will remain outside the economic union.

o EMERGING MARKETS. By the end of June, emerging markets totaled 31% of the portfolio, up from 19% at the start of the year. We believe that the long-term trends of increasing political stability and improving fiscal conditions clearly favor these markets. Our focus is on U.S.
   dollar-denominated government bonds in Latin American markets such as Mexico, Argentina, Brazil and Venezuela.

o UNITED STATES. The convergence in yields between Europe and the U.S. has swung the risk/reward balance in favor of the U.S. As a result, we've beefed up our U.S. Treasury holdings to 44% -- mostly in the five-year maturity range.


o AUSTRALIA/NEW ZEALAND. Bonds in these markets not only offer an attractive yield advantage over U.S. bonds, but they're also benefiting from falling interest rates. As a result, we've invested roughly 11% of the Fund in Australia and New Zealand.

Outlook

Overall, we are relatively optimistic about the worldwide inflationary outlook. The inflation rate in the U.S. -- which is one of the highest in the developed world -- is running around 3%. Inflation is much lower throughout Europe, mostly in the 2% to 3% range. As for emerging markets, steady economic growth and responsible fiscal policies have kept a lid on inflation. With growth slowing in the U.S. and many European economies just emerging from recession, there's little upward pressure on prices around the world. That bodes well for world bond investors.

--------------------------------------------------------------------------------
International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

================================================================================
                        JOHN HANCOCK V.A. WORLD BOND FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                               LIFE OF
                                                FUND
                                                ----
John Hancock V.A. World Bond Fund               3.80%(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)  Commenced operations on August 29, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 2.59%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. World Bond Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index--an unmanaged index that provides a benchmark bond market performance on a worldwide basis.

--------------------------------------------------------------------------------
Line chart with the heading V.A. World Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. World Bond Fund, before sales charge, and is equal to $10,381 as of June 30, 1997. The second line represents the value of the Salmon Brothers World Government Bond Index on August 29, 1996, and is equal to $10,193 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                    BY FREDERICK CAVANAUGH, PORTFOLIO MANAGER

                                  John Hancock
                           V.A. Strategic Income Fund

           High-yield bonds, emerging markets outpace U.S. Treasuries

"...a flexible investment strategy allows us to invest across three bond categories..."

High-yield corporate bonds -- issued by companies whose credit ratings are deemed below investment grade -- were the bond market's big winners over the past six months. The demand for high-yield bonds was quite good, thanks in part to the impressive earnings gains posted by many high-yield companies. Emerging-market government and corporate bonds also posted strong gains as these countries continued to make economic and policy advances. U.S. Treasury bonds, on the other hand, made little progress because they were plagued by fears of rising interest rates and higher inflation.

Performance and strategy review

For the six month period ended June 30, 1997, John Hancock V. A. Strategic Income Fund posted a total return of 5.81% at net asset value. According to Lipper Analytical Services, those returns beat the average variable annuity general bond fund's return of 3.64%. For longer-term performance information, please see page 30.

   The Fund seeks to attain a high level of current income, with relative price stability, through a flexible investment strategy that allows us to invest across three bond categories -- higher-yielding, lower-rated corporate bonds; foreign bonds and U.S. government securities. That level of diversity helps the Fund in its efforts to maximize income and manage interest-rate, credit and currency risk. We manage the Fund to have an average credit rating of investment-grade, using U.S. Treasury securities and high-quality foreign bonds to offset lower-rated corporate and emerging-market holdings.

High-yield bonds post strong gains

Throughout the period, we built our stake in high-yield corporate bonds. One of our best performers was Nextel, a telecommunications company that experienced strong subscriber growth and rising demand for its combination paging, cellular and dispatch unit. We also found opportunities in high-yield bonds issued by

--------------------------------------------------------------------------------
A 2" x 3" photo of V.A.  Strategic  Income  Fund team  members.  Caption  reads:
"Frederick Cavanaugh (left) and Fund management team members (l-r) Linda Carteer, Jamie kellog and Arthur Calavatrinos."
--------------------------------------------------------------------------------

================================================================================
                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the six months ended June 30, 1997." The chart is scaled in increments of 2%, with 6% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 5.81% total return for the John Hancock V.A. Strategic Income Fund. The second represents the 3.64% total return for the Average variable annuity general bond fund. A footnote below states: "The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

foreign companies, who often turn to the U.S. high-yield market for their debt financing needs. Many of these high-quality companies would likely carry an investment- grade rating if they were based in the U.S. However, credit rating protocol dictates that a company can't have a higher credit rating than the country in which it is based. Colombian cellular company Comunicacion Celular is one example. The company is helping Colombia bypass the traditional time-consuming and expensive process of building telephone lines and is filling the country's rapidly growing communications needs by putting a cellular infrastructure in place.

Foreign governments: Focus on U.K., dollar-bloc and emerging markets

Among foreign government bonds, we emphasized United Kingdom bonds which we believe offer a good mix of price appreciation potential and income. We generally avoided other areas across Europe because we are concerned about how they might fare during the process of converting to a single European currency. The U.K., on the other hand, currently has no plans to become part of a unified currency. Throughout the period, we built up our stake in dollar-bloc countries including Australia, Canada and New Zealand and in dollar-denominated debt from emerging markets, primarily with investments in Argentina, Brazil and Mexico.

Outlook

We remain optimistic about the prospects of the high-yield market, but with a note of caution. A continued strong economy should help keep earnings growth healthy and cash flow -- which is used to pay back debt -- strong. From a technical standpoint, we believe that the high-yield market will continue to be favored by an attractive supply and demand scenario. On the other hand, the healthy demand for high-yield corporate debt has driven the yield spread -- the difference between the interest rates earned on Treasuries and high-yield bonds -- to historically low levels. When spreads are as tight as they are now, high-yield bond prices can be more vulnerable to negative developments, such as an economic slowdown. As far as our foreign holdings go, we expect to continue our focus on the U.K., dollar-bloc and emerging markets where we feel the rewards are attractive enough to warrant their added risk relative to U.S. Treasuries.

--------------------------------------------------------------------------------
International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

"Throughout the period, we built our stake in high-yield corporate bonds..."

================================================================================
                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                               LIFE OF
                                                FUND
                                                ----
John Hancock V.A. Strategic Income Fund         12.63%(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)  Commenced operations on August 29, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 11.95%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Government/Corporate Bond Index--an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Strategic Income Fund, before sales charge, and is equal to $11,264 as of June 30, 1997. The second line represents the value of the Lehman Government/Corporate Bond Index on August 29, 1996, and is equal to $10,750 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Sovereign Bond Fund

                Conservative stance taken during uncertain period
                                 for bond market

John Hancock V.A. Sovereign Bond Fund entered its first full fiscal year amid an atmosphere of unease. Investors had a pronounced case of inflation angst, remaining on edge throughout the first quarter as they awaited each new release of economic data and speculated on the actions of the Federal Reserve Board. The broad fixed-income market had a difficult time making headway, particularly in March when the Fed raised interest rates. By the end of the second quarter, however, fixed-income investments had recovered nicely on the heels of new statistics reflecting modest economic growth and subdued inflation.

   Against this backdrop, the Fund closed the semiannual period with a respectable total return of 2.77% at net asset value. In comparison, the average corporate debt BBB-rated fund, as tracked by Lipper Analytical Services, Inc., produced a gain of 3.07%.
Longer-term performance information can be found on page 33.

Careful duration management

Throughout the period, we kept the Fund defensively positioned, keeping its average duration -- a measure of the Fund's sensitivity to interest-rate changes -- shorter than the competition and its benchmark, the Lehman Brothers Government/Corporate Bond Index. In this uncertain environment, our main strategy has been to "barbell" the Fund's holdings by aligning assets at opposite ends of the yield curve to maximize total return potential. Near the period's end, however, market conditions appeared more favorable and we moved toward a slightly more neutral position. We redeployed some assets in intermediate-term securities thereby matching the benchmark's average duration more closely.

--------------------------------------------------------------------------------
A 2" x 3" photo of V.A. Sovereign Bond Fund team members. Caption reads: "Jim Ho (seated) and Fund management team members (l-r) Lester Duke, Beverly Cleathero, Seth Robbins, Linda Carter."
--------------------------------------------------------------------------------

"Throughout the period, we kept the Fund defensively positioned."

================================================================================
                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND


--------------------------------------------------------------------------------
Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the six months ended June 30, 1997." The chart is scaled in increments of 1%, with 4% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 2.77% total return for the John Hancock V.A. Sovereign Bond Fund. The second represents the 3.07% total return for the Average variable annuity corporate debt BBB-rated fund. A footnote below states: "The total return for John Hancock V.A. Sovereign Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt BBB-rated fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

Believing the Fed will stand pat on interest rates throughout the summer, we anticipate maintaining this neutral positioning for the time being.

Media, financial companies and utilities are top sectors

While nearly 20 industry sectors are well represented in the Fund's portfolio, media, financial services and utility companies are three areas we've emphasized over the period. The deregulation and consolidation that is taking place in the media sector has created numerous opportunities for debt issuers to receive credit upgrades. TCI Communications, Inc. is one Fund holding that has performed extremely well.

   Deregulation is also a theme in the utility industry, where many companies with below investment-grade ratings are being acquired by more financially sound, better managed firms. Long Island Lighting, a high-yield bond the Fund owns, is in the process of being purchased by investment-grade rated Brooklyn Union Gas. The bonds issued by Long Island Lighting have enjoyed substantial price appreciation in anticipation of that event.

   Three types of financial securities have also helped boost the Fund's performance: Yankee bonds, surplus notes and bank capital notes. Yankee bonds are high-quality foreign bank securities issued in the Unites States; surplus notes are highly rated debt issued by insurance companies and bank capital notes are junior subordinated debt of a bank that is carried on balance sheets as equity, yet interest is deductible. These securities have not been widely followed by analysts, either because they are fairly new to the market or misunderstood. By conducting extensive research, we have been able to understand their potential and the Fund has benefited as a result.

Outlook

We enter the second half of 1997 with cautious optimism. At present, economic activity and inflation appear favorable and we do not anticipate that the Fed will raise short-term interest rates in the near term. However, with a strong labor market and high consumer confidence, inflation worries will likely remain and the Fed may well raise rates before year's end. We will continue to monitor the Fund's duration closely and emphasize careful credit selection.

================================================================================
                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND

                            CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                               LIFE OF
                                                FUND
                                                ----
John Hancock V.A. Sovereign Bond Fund           7.32%(1,2)

Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures reflect the effects of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1)  Commenced operations on August 29, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 5.38%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Bond Fund would be worth on June 30, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index--an unmanaged index that mirrors the investment objectives and characteristics of the Fund.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Sovereign Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the Lehman Brothers Corporate Bond Index on August 29, 1996, and is equal to $10,858 as of June 30, 1997. The second line represents the value of the V.A. Sovereign Bond Fund, before sales charge, and is equal to $10,731 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
               BY DAWN BAILLIE, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             V.A. Money Market Fund

                      Strong economy prompts Fed rate hike,
                           rising money market yields

"...early in March, money market yields began to rise..."

When the Fund's semiannual period began in January, money market yields were relatively stable, reflecting the interest-rate environment. But early in March, money market yields began to rise, along with interest rates, in response to economic data that showed the economy growing at a pace considered uncomfortably fast and poised to spark inflation. The market had begun to anticipate a much-promised move by the Federal Reserve to hold the economy down to a moderate growth path and pre-empt inflation. That's exactly what happened in March, when the Fed raised the federal funds rate -- which banks charge each other for overnight loans -- by one quarter percentage point to 5.50%. The federal funds rate is not only a key short-term interest rate, but is also a benchmark for pricing money market securities.

   In raising rates for the first time in two years, the Fed also left the door open to further rate hikes to prevent an inflation outbreak. But shortly after its March move, interest rates and money market yields stabilized after signs emerged in May and June that inflation remained tame and that the economy's pace was slowing.

Strategy

The Fund's objective is to provide current income at a level that is consistent with liquidity and stability of principal. We seek to accomplish this goal by investing in the highest-quality money market instruments including, among others, U.S. government, municipal and foreign government securities; corporate obligations and obligations of foreign and U.S. banks.

--------------------------------------------------------------------------------
A 2" x 3" photo of V.A. Money Market Fund team members. Caption reads: "Fund management team members (l-r): Barry Evans, Jamie Kellogg, Bruce Pickett and Dawn Baillie."
--------------------------------------------------------------------------------

================================================================================
                       JOHN HANCOCK V.A. MONEY MARKET FUND

  [The following table was represented as a bar graph in the printed material.]

--------------------------------------------------------------------------------
7-DAY EFFECTIVE YIELD
As of June 30, 1997

John Hancock V.A. Money Market Fund                                        4.77%

Past performance is no guarantee of future results.
--------------------------------------------------------------------------------

   Because the Fund is still in the early stages of building assets, we have been limited in our ability to purchase a range of money market securities. As a result, the Fund has remained invested in very short-term money market instruments over the last six months. That has accounted for the Fund's much shorter- than-average maturity. We expect the Fund's average maturity to increase as the Fund's asset size grows. On June 30, 1997, John Hancock V.A. Money Market Fund had a 7-day effective yield of 4.77%.

Outlook

Given the current near-perfect economic environment -- steady growth and tame inflation -- in our view it appears likely that the Federal Reserve will not feel compelled to raise interest rates in the very near term. But because the Fed remains hyper-vigilant for the first hint of inflation, we believe there will be another pre-emptive move to rein in the economy before the year ends. We'll be watching the monthly economic and inflation data for guidance. As always, we'll keep focused on maintaining liquidity and stability of principal, while seeking to enhance the Fund's yield.

"...the Fed remains hyper-vigilant for the first hint of inflation..."

--------------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurances that the Fund will be able to maintain a net asset value of $1.00 per share.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                       V.A.            V.A.           V.A.
                                                                   INTERNATIONAL    FINANCIAL      EMERGING
                                                                       FUND      INDUSTRIES FUND  GROWTH FUND
                                                                    -----------  ---------------  -----------
Assets:
  Investments at value - Note C:
  Common stocks (cost - $2,215,326, $2,640,237,
   $1,325,593, $1,527,226, $2,087,730 and
   $10,888,255, respectively) ..................................    $ 2,801,834     $2,759,494    $ 1,531,336
  Preferred stocks (cost - $53,046, none, none, none,
   none and none, respectively) ................................         62,394             --             --
  Joint Repurchase Agreements (cost - $395,000,
   $150,000, $205,000, $315,000, $69,000 and
   $508,000, respectively) .....................................        395,000        150,000        205,000
  Corporate savings account ....................................             --            497            549
                                                                    -----------     ----------    -----------
                                                                      3,259,228      2,909,991      1,736,885
  Cash .........................................................            743             --             --
  Foreign currency, at value (cost - $875, none, none,
   none, none and none, respectively) ..........................            868             --             --
  Receivable for investments sold ..............................             --         13,357          5,499
  Dividends and interest receivable ............................          8,663          5,322            334
  Receivable from John Hancock Advisers, Inc. ..................
   and affiliates - Note B .....................................             --          1,760          1,591
  Foreign tax receivable .......................................            739             --             --
  Deferred organization expenses - Note A ......................          8,839             --          8,839
                                                                    -----------     ----------    -----------
                    Total Assets ...............................      3,279,080      2,930,430      1,753,148
                    -----------------------------------------------------------------------------------------
  Liabilities:
  Payable for investments purchased ............................         71,043        125,072          7,491
  Payable to John Hancock Advisers, Inc. and affiliates - Note B          2,717             --             --
  Accounts payable and accrued expenses ........................          6,826          3,351          6,552
                                                                    -----------     ----------    -----------
                    Total Liabilities ..........................         80,586        128,423         14,043
                    -----------------------------------------------------------------------------------------
  Net Assets:
  Capital paid-in ..............................................      2,597,540      2,670,541      1,718,281
  Accumulated net realized gain (loss) on investments, and
   foreign currency transactions ...............................         (8,020)         6,526       (184,990)
  Net unrealized appreciation (depreciation) of investments,
   and foreign currency transactions ...........................        596,024        119,257        205,743
  Undistributed net investment income (loss) ...................         12,950          5,683             71
                                                                    -----------     ----------    -----------
                    Net Assets .................................    $ 3,198,494     $2,802,007    $ 1,739,105
                    =========================================================================================
  Net Asset Value Per Share:
  (based on 250,337, 249,218, 179,588, 224,981,
   188,953 and 926,815 shares, respectively,
   of beneficial interest outstanding - unlimited number
   of shares authorized with no par value) .....................    $     12.78     $    11.24    $      9.68
=============================================================================================================

                                                                        V.A.           V.A.            V.A.
                                                                     DISCOVERY     INDEPENDENCE      500 INDEX
                                                                        FUND        EQUITY FUND        FUND
                                                                    -----------     -----------    ------------
Assets:
  Investments at value - Note C:
  Common stocks (cost - $2,215,326, $2,640,237,
   $1,325,593, $1,527,226, $2,087,730 and
   $10,888,255, respectively) ..................................    $ 1,797,431     $ 2,351,607    $ 10,716,966
  Preferred stocks (cost - $53,046, none, none, none,
   none and none, respectively) ................................             --              --              --
  Joint Repurchase Agreements (cost - $395,000,
   $150,000, $205,000, $315,000, $69,000 and
   $508,000, respectively) .....................................        315,000          69,000         508,000
  Corporate savings account ....................................         11,845             259              --
                                                                    -----------     -----------    ------------
                                                                      2,124,276       2,420,866      11,224,966
  Cash .........................................................             --              --         166,884
  Foreign currency, at value (cost - $875, none, none,
   none, none and none, respectively) ..........................             --              --              --
  Receivable for investments sold ..............................          3,676              --              --
  Dividends and interest receivable ............................            494           3,488           3,273
  Receivable from John Hancock Advisers, Inc. ..................
   and affiliates - Note B .....................................          3,834           1,343           4,783
  Foreign tax receivable .......................................             --              --              --
  Deferred organization expenses - Note A ......................          8,831           8,839           8,839
                                                                    -----------     -----------    ------------
                    Total Assets ...............................      2,141,111       2,434,536      11,408,745
                    -------------------------------------------------------------------------------------------
  Liabilities:
  Payable for investments purchased ............................         17,678              --         166,140
  Payable to John Hancock Advisers, Inc. and affiliates - Note B             --              --              --
  Accounts payable and accrued expenses ........................          6,835           7,102          12,009
                                                                    -----------     -----------    ------------
                    Total Liabilities ..........................         24,513           7,102         178,149
                    -------------------------------------------------------------------------------------------
  Net Assets:
  Capital paid-in ..............................................      2,122,450       2,097,409      10,471,550
  Accumulated net realized gain (loss) on investments, and
   foreign currency transactions ...............................       (274,146)         65,679         926,924
  Net unrealized appreciation (depreciation) of investments,
   and foreign currency transactions ...........................        270,205         263,877        (171,289)
  Undistributed net investment income (loss) ...................         (1,911)            469           3,411
                                                                    -----------     -----------    ------------
                    Net Assets .................................    $ 2,116,598     $ 2,427,434    $ 11,230,596
                    ===========================================================================================
  Net Asset Value Per Share:
  (based on 250,337, 249,218, 179,588, 224,981,
   188,953 and 926,815 shares, respectively,
   of beneficial interest outstanding - unlimited number
   of shares authorized with no par value) .....................    $      9.41     $     12.85    $      12.12
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities (continued)
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  V.A.         V.A.          V.A.
                                                                               SOVEREIGN    WORLD BOND     STRATEGIC
                                                                             INVESTORS FUND    FUND       INCOME FUND
                                                                             -------------- -----------   ----------
Assets:
  Investments at value - Note C:
  Common stocks (cost - $2,680,326, none, none, none and
   none, respectively) .......................................................  $2,993,419  $        --   $       --
  Bonds (cost - $228,641, $2,064,012, $2,559,500, $1,396,500 and
   none, respectively) .......................................................     229,844    2,095,891    2,603,338
  Preferred stocks and warrants (cost - none, none, $106,125, none and
   none, respectively) .......................................................          --           --      114,500
  Short-term investments (cost - none, none, none, none and
   $1,222,197, respectively) .................................................          --           --           --
  Joint repurchase agreements (cost - $560,000, $43,000, $436,000,
   $216,000 and none, respectively) ..........................................     560,000       43,000      436,000
  Corporate savings account ..................................................         860           --          273
                                                                                ----------  -----------   ----------
                                                                                 3,784,123    2,138,891    3,154,111
  Cash .......................................................................          --       53,166           --
  Receivable for shares sold .................................................          --           --           --
  Receivable for investments sold ............................................          --           --           --
  Receivable for forward foreign currency exchange contracts sold - Note A ...          --        1,096           --
  Dividends receivable .......................................................       2,776           --        6,067
  Interest receivable ........................................................       5,156       30,598       64,141
  Receivable from John Hancock Advisers, Inc. and affiliates - Note B ........          --           --           17
  Deferred organization expenses - Note A ....................................       8,838        8,839        8,830
                                                                                ----------  -----------   ----------
                  Total Assets ...............................................   3,800,893    2,232,590    3,233,166
                  --------------------------------------------------------------------------------------------------
  Liabilities:
  Payable foreign withholding tax ............................................          --           --           --
  Distribution payable .......................................................          --        1,171        2,022
  Payable for forward foreign currency exchange contracts sold - Note A ......          --          653           --
  Payable for forward foreign currency exchange contracts bought - Note A ....          --       10,627           --
  Payable for investments purchased ..........................................          --       53,094      178,384
  Payable to John Hancock Advisers, Inc. and affiliates - Note B .............         564          138           --
  Accounts payable and accrued expenses ......................................       5,948        6,623        5,437
                                                                                ----------  -----------   ----------
                  Total Liabilities ..........................................       6,512       72,306      185,843
                  --------------------------------------------------------------------------------------------------
  Net Assets:
  Capital paid-in ............................................................   3,467,529    2,184,662    2,953,457
  Accumulated net realized gain (loss) on investments and
   foreign currency transactions .............................................      11,515      (45,990)      42,075
  Net unrealized appreciation of investments and foreign currency transactions     314,296       21,612       51,791
  Undistributed net investment income ........................................       1,041           --           --
                                                                                ----------  -----------   ----------
                  Net Assets .................................................  $3,794,381  $ 2,160,284   $3,047,323
                  ==================================================================================================
  Net Asset Value Per Share:
  (based on 311,119, 218,605, 292,300, 154,647 and 1,231,973 shares, respectively, of beneficial interest outstanding - unlimited number of
   shares authorized with no par value) ......................................  $    12.20  $      9.88   $    10.43
====================================================================================================================

                                                                                  V.A.         V.A.
                                                                                SOVEREIGN  MONEY MARKET
                                                                                BOND FUND      FUND
                                                                                ----------  ----------
Assets:
  Investments at value - Note C:
  Common stocks (cost - $2,680,326, none, none, none and
   none, respectively) .......................................................  $       --  $       --
  Bonds (cost - $228,641, $2,064,012, $2,559,500, $1,396,500 and
   none, respectively) .......................................................   1,407,708          --
  Preferred stocks and warrants (cost - none, none, $106,125, none and
   none, respectively) .......................................................          --          --
  Short-term investments (cost - none, none, none, none and
   $1,222,197, respectively) .................................................          --   1,222,197
  Joint repurchase agreements (cost - $560,000, $43,000, $436,000,
   $216,000 and none, respectively) ..........................................     216,000          --
  Corporate savings account ..................................................         319          --
                                                                                ----------  ----------
                                                                                 1,624,027   1,222,197
  Cash .......................................................................          --         462
  Receivable for shares sold .................................................          --          --
  Receivable for investments sold ............................................       5,151          --
  Receivable for forward foreign currency exchange contracts sold - Note A ...          --          --
  Dividends receivable .......................................................          --          --
  Interest receivable ........................................................      27,478       7,822
  Receivable from John Hancock Advisers, Inc. and affiliates - Note B ........       3,042          --
  Deferred organization expenses - Note A ....................................       8,830       8,839
                                                                                ----------  ----------
                    Total Assets .............................................   1,668,528   1,239,320
                    ----------------------------------------------------------------------------------
  Liabilities:
  Payable foreign withholding tax ............................................          --          --
  Distribution payable .......................................................         850         160
  Payable for forward foreign currency exchange contracts sold - Note A ......          --          --
  Payable for forward foreign currency exchange contracts bought - Note A ....          --          --
  Payable for investments purchased ..........................................      97,184          --
  Payable to John Hancock Advisers, Inc. and affiliates - Note B .............          --       1,179
  Accounts payable and accrued expenses ......................................       6,159       6,008
                                                                                ----------  ----------
                    Total Liabilities ........................................     104,193       7,347
                    ----------------------------------------------------------------------------------
  Net Assets:
  Capital paid-in ............................................................   1,550,423   1,231,973
  Accumulated net realized gain (loss) on investments and
   foreign currency transactions .............................................       2,636          --
  Net unrealized appreciation of investments and foreign currency transactions      11,208          --
  Undistributed net investment income ........................................          68          --
                                                                                ----------  ----------
                    Net Assets ...............................................  $1,564,335  $1,231,973
                    ==================================================================================
  Net Asset Value Per Share:
  (based on 311,119, 218,605, 292,300, 154,647 and 1,231,973 shares, respectively, of beneficial interest outstanding - unlimited number of
   shares authorized with no par value) ......................................  $    10.12  $     1.00
======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Statements of Operations
Six months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                       V.A.            V.A.           V.A.
                                                                   INTERNATIONAL    FINANCIAL      EMERGING
                                                                       FUND      INDUSTRIES FUND  GROWTH FUND
                                                                    -----------  ---------------  -----------
Investment Income:
Dividends (net of foreign withholding tax of $2,268, none, none,
 none, $70 and none, respectively) ................................   $  21,572     $   7,946      $   1,913
Interest ..........................................................       5,005            --          3,333
                                                                      ---------     ---------      ---------
                                                                         26,577         7,946          5,246
                                                                      ---------     ---------      ---------
Expenses:
  Investment management fee - Note B ................................    10,664         1,724          3,982
  Auditing fee ......................................................     3,719         1,890          3,719
  Custodian fee .....................................................     5,070         1,726          7,914
  Printing ..........................................................       180           290            326
  Organization expense - Note A .....................................       997            --            997
  Legal fees ........................................................       496           108            221
  Financial services fee - Note B ...................................       222            40            100
  Miscellaneous .....................................................       371             5            177
  Trustees' fee .....................................................        77             4             41
                                                                      ---------     ---------      ---------
                  Total Expenses ..................................      21,796         5,787         17,477
                  Less Expense Reductions - Note B ................      (8,169)       (3,524)       (12,168)
                                                                      ---------     ---------      ---------
                  Net Expenses ....................................      13,627         2,263          5,309
                  ------------------------------------------------------------------------------------------
                  Net Investment Income (Loss) ....................      12,950         5,683            (63)
                  ------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ......................    (2,039)        6,526       (113,273)
  Net realized gain on financial futures contracts ..................        --            --             --
  Net realized loss on foreign currency transactions ................    (4,427)           --             --
  Change in net unrealized appreciation/depreciation of investments .   348,051       119,257        202,768
  Change in net unrealized appreciation/depreciation of
   financial futures contracts ......................................        --            --             --
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions ....................................       139            --             --
                                                                      ---------     ---------      ---------
                   Net Realized and Unrealized Gain on Investments,
                   Financial Futures Contracts and Foreign
                   Currency Transactions ..........................     341,724       125,783         89,495
                   -----------------------------------------------------------------------------------------
                   Net Increase in Net Assets Resulting
                   from Operations .................................  $ 354,674     $ 131,466      $  89,432
                   =========================================================================================

                                                                         V.A.        V.A.         V.A.
                                                                      DISCOVERY  INDEPENDENCE   500 INDEX
                                                                         FUND     EQUITY FUND     FUND
                                                                     -----------  -----------   ---------
Investment Income:
Dividends (net of foreign withholding tax of $2,268, none, none,
 none, $70 and none, respectively) ................................   $   1,367    $  14,024    $ 119,868
Interest ..........................................................       3,370        2,199        3,190
                                                                      ---------    ---------    ---------
                                                                          4,737       16,223      123,058
                                                                      ---------    ---------    ---------
Expenses:
  Investment management fee - Note B ................................     4,986        5,041        3,644
  Auditing fee ......................................................     3,471        3,719        3,471
  Custodian fee .....................................................     9,111        3,994        3,268
  Printing ..........................................................       458          888          463
  Organization expense - Note A .....................................     1,006          997          997
  Legal fees ........................................................       482          463          534
  Financial services fee - Note B ...................................       125          135          465
  Miscellaneous .....................................................       178          175        1,350
  Trustees' fee .....................................................        39           49          172
                                                                      ---------    ---------    ---------
                  Total Expenses ..................................      19,856       15,461       14,364
                  Less Expense Reductions - Note B ................     (13,208)      (8,620)      (4,526)
                                                                      ---------    ---------    ---------
                  Net Expenses ....................................       6,648        6,841        9,838
                  ---------------------------------------------------------------------------------------
                  Net Investment Income (Loss) ....................      (1,911)       9,382      113,220
                  ---------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ......................  (177,246)      39,599           --
  Net realized gain on financial futures contracts ..................        --           --      740,363
  Net realized loss on foreign currency transactions ................        --           --           --
  Change in net unrealized appreciation/depreciation of investments .   234,869      179,029     (171,289)
  Change in net unrealized appreciation/depreciation of
   financial futures contracts ......................................        --           --       44,750
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions ....................................        --           --           --
                                                                      ---------    ---------    ---------
                   Net Realized and Unrealized Gain on Investments,
                   Financial Futures Contracts and Foreign
                   Currency Transactions ..........................      57,623      218,628      613,824
                   --------------------------------------------------------------------------------------
                   Net Increase in Net Assets Resulting
                   from Operations .................................  $  55,712    $ 228,010    $ 727,044
                   ======================================================================================

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating each Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Statements of Operations (continued)
Six months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                V.A.          V.A.         V.A.
                                                                                             SOVEREIGN     WORLD BOND    STRATEGIC
                                                                                           INVESTORS FUND     FUND      INCOME FUND
                                                                                           --------------  -----------  ----------
Investment Income:
  Dividends ................................................................................   $  12,029    $      --    $   6,068
  Interest (net of foreign withholding tax of none, $380, none, none and none, respectively)      11,876       70,799      109,022
                                                                                               ---------    ---------    ---------
                                                                                                  23,905       70,799      115,090
                                                                                               ---------    ---------    ---------
Expenses:
  Investment management fee - Note B .......................................................       4,954        7,623        6,999
  Audit Fee ................................................................................       3,471        3,471        3,471
  Custodian Fee ............................................................................       1,863        6,541        2,204
  Printing .................................................................................         809          210          531
  Organization expense - Note A ............................................................         997          997        1,006
  Legal fees ...............................................................................         285          454          589
  Financial services fee - Note B ..........................................................         155          191          219
  Miscellaneous ............................................................................         176          327          331
  Trustees' fee ............................................................................          40           77           79
                                                                                               ---------    ---------    ---------
        Total Expenses .....................................................................      12,750       19,891       15,429
        Less Expense Reductions - Note B ...................................................      (5,730)      (9,728)      (5,512)
        --------------------------------------------------------------------------------------------------------------------------
        Net Expenses .......................................................................       7,020       10,163        9,917
        --------------------------------------------------------------------------------------------------------------------------
        Net Investment Income ..............................................................      16,885       60,636      105,173

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold .............................................       5,416      (49,043)     (14,813)
  Net realized gain (loss) on foreign currency transactions ................................          --         (774)      23,646
  Change in net unrealized appreciation/depreciation of investments ........................     247,121       (9,189)      26,899
  Change in net unrealized appreciation/depreciation of foreign currency transactions ......          --       (6,167)      (2,601)
                                                                                               ---------    ---------    ---------
        Net Realized and Unrealized Gain (Loss) on Investments and
        Foreign Currency Transactions ......................................................     252,537      (65,173)      33,131
        --------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations ....................   $ 269,422    ($  4,537)   $ 138,304
        ==========================================================================================================================

                                                                                                V.A.         V.A.
                                                                                              SOVEREIGN  MONEY MARKET
                                                                                              BOND FUND      FUND
                                                                                              ----------  ----------
Investment Income:
  Dividends ................................................................................   $     --    $     --
  Interest (net of foreign withholding tax of none, $380, none, none and none, respectively)     47,035      14,350
                                                                                               --------    --------
                                                                                                 47,035      14,350
                                                                                               --------    --------
Expenses:
  Investment management fee - Note B .......................................................      3,064       1,306
  Audit Fee ................................................................................      3,471       3,471
  Custodian Fee ............................................................................      6,823         102
  Printing .................................................................................        668         361
  Organization expense - Note A ............................................................      1,006         997
  Legal fees ...............................................................................        390         103
  Financial services fee - Note B ..........................................................        115          49
  Miscellaneous ............................................................................         77          37
  Trustees' fee ............................................................................         42           9
                                                                                               --------    --------
        Total Expenses .....................................................................     15,656       6,435
        Less Expense Reductions - Note B ...................................................    (11,060)     (4,476)
                                                                                               --------    --------
        Net Expenses .......................................................................      4,596       1,959
        -----------------------------------------------------------------------------------------------------------
        Net Investment Income ..............................................................     42,439      12,391
        -----------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold .............................................     (1,988)         --
  Net realized gain (loss) on foreign currency transactions ................................         --          --
  Change in net unrealized appreciation/depreciation of investments ........................     (2,693)         --
  Change in net unrealized appreciation/depreciation of foreign currency transactions ......         --          --
                                                                                               --------    --------
        Net Realized and Unrealized Gain (Loss) on Investments and
        Foreign Currency Transactions ......................................................     (4,681)         --
        -----------------------------------------------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations ....................   $ 37,758    $ 12,391
        ===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                      V.A FINANCIAL
                                                                          V.A. INTERNATIONAL FUND    INDUSTRIES FUND
                                                                         --------------------------  ---------------
                                                                                        SIX MONTHS        PERIOD
                                                                           PERIOD          ENDED          ENDED
                                                                           ENDED         JUNE 30,        JUNE 30,
                                                                         DECEMBER 31,      1997          1997(2)
                                                                           1996(1)      (UNAUDITED)    (UNAUDITED)
                                                                         -----------    -----------    -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) .......................................   $    14,426    $    12,950    $     5,683
  Net realized gain (loss) on investments sold, financial
   futures contracts and foreign currency transactions ...............        (7,426)        (6,466)         6,526
  Change in net unrealized appreciation/depreciation of investments,
   financial futures contracts and foreign currency transactions .....       247,834        348,190        119,257
                                                                         -----------    -----------    -----------
  Net Increase (Decrease) in Net Assets Resulting from Operations ....       254,834        354,674        131,466
                                                                         -----------    -----------    -----------

Distributions to Shareholders: *
  Dividends from net investment income ...............................        (8,697)            --             --
  Distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions .....            --             --             --
                                                                         -----------    -----------    -----------
   Total Distributions to Shareholders ...............................        (8,697)            --             --
                                                                         -----------    -----------    -----------

From Fund Share Transactions: **
  Shares sold ........................................................     2,012,294        624,693      2,731,009
  Shares issued to shareholders in reinvestment of distributions .....         8,697             --             --
                                                                         -----------    -----------    -----------
                                                                           2,020,991        624,693      2,731,009
  Less shares repurchased ............................................            (7)       (47,994)       (60,468)
                                                                         -----------    -----------    -----------
   Net Increase ......................................................     2,020,984        576,699      2,670,541
                                                                         -----------    -----------    -----------

Net Assets:
  Beginning of period ................................................            --      2,267,121             --
                                                                         -----------    -----------    -----------
  End of period (including undistributed net investment
   income (loss) of none, $12,950, $5,683, $134 and $71, respectively)   $ 2,267,121    $ 3,198,494    $ 2,802,007
                                                                         ===========    ===========    ===========

* Distributions to Shareholders:
  Per share dividends from net investment income .....................   $    0.0432             --             --
                                                                         -----------    -----------    -----------
  Per share distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions .....            --             --             --
                                                                         -----------    -----------    -----------

** Analysis of Fund Share Transactions:
  Shares sold ........................................................       201,146         52,446        254,838
  Shares issued to shareholders in reinvestment of distributions .....           802             --             --
                                                                         -----------    -----------    -----------
                                                                             201,948         52,446        254,838
  Less shares repurchased ............................................            (1)        (4,056)        (5,620)
                                                                         -----------    -----------    -----------
  Net Increase .......................................................       201,947         48,390        249,218
                                                                         ===========    ===========    ===========

                                                                          V.A. EMERGING GROWTH FUND
                                                                         --------------------------
                                                                                        SIX MONTHS
                                                                           PERIOD         ENDED
                                                                           ENDED         JUNE 30,
                                                                         DECEMBER 31,      1997
                                                                           1996(1)      (UNAUDITED)
                                                                         -----------    -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) .......................................   $     2,118    ($       63)
  Net realized gain (loss) on investments sold, financial
   futures contracts and foreign currency transactions ...............       (71,717)      (113,273)
  Change in net unrealized appreciation/depreciation of investments,
   financial futures contracts and foreign currency transactions .....         2,873        202,768
                                                                         -----------    -----------
  Net Increase (Decrease) in Net Assets Resulting from Operations ....       (66,726)        89,432
                                                                         -----------    -----------

Distributions to Shareholders: *
  Dividends from net investment income ...............................        (1,882)            --
  Distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions .....            --             --
                                                                         -----------    -----------
   Total Distributions to Shareholders ...............................        (1,882)            --
                                                                         -----------    -----------

From Fund Share Transactions: **
  Shares sold ........................................................     1,041,666        748,094
  Shares issued to shareholders in reinvestment of distributions .....         1,882             --
                                                                         -----------    -----------
                                                                           1,043,548        748,094
  Less shares repurchased ............................................           (25)       (73,336)
                                                                         -----------    -----------
   Net Increase ......................................................     1,043,523        674,758
                                                                         -----------    -----------

Net Assets:
  Beginning of period ................................................            --        974,915
                                                                         -----------    -----------
  End of period (including undistributed net investment
   income (loss) of none, $12,950, $5,683, $134 and $71, respectively)   $   974,915    $ 1,739,105
                                                                         ===========    ===========

* Distributions to Shareholders:
  Per share dividends from net investment income .....................   $    0.0180             --
                                                                         -----------    -----------
  Per share distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions .....            --             --
                                                                         -----------    -----------

** Analysis of Fund Share Transactions:
  Shares sold ........................................................       104,379         83,181
  Shares issued to shareholders in reinvestment of distributions .....           206             --
                                                                         -----------    -----------
                                                                             104,585         83,181
  Less shares repurchased ............................................            (3)        (8,175)
                                                                         -----------    -----------
  Net Increase .......................................................       104,582         75,006
                                                                         ===========    ===========

(1) Commenced operations on August 29, 1996.
(2) Commenced operations on April 30, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                            V.A. DISCOVERY FUND     V.A. INDEPENDENCE EQUITY FUND
                                                                        --------------------------  -----------------------------
                                                                                       SIX MONTHS                    SIX MONTHS
                                                                          PERIOD          ENDED         PERIOD          ENDED
                                                                           ENDED        JUNE 30,        ENDED         JUNE 30,
                                                                        DECEMBER 31,      1997        DECEMBER 31,      1997
                                                                          1996(1)      (UNAUDITED)      1996(1)      (UNAUDITED)
                                                                        -----------    -----------    -----------    -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ......................................   ($      795)   ($    1,911)   $     5,925    $     9,382
  Net realized gain (loss) on investments sold, financial
   futures contracts and foreign currency transactions ..............       (96,900)      (177,246)        27,151         39,599
  Change in net unrealized appreciation/depreciation of investments,
   financial futures contracts and foreign currency transactions ....        35,336        234,869         84,848        179,029
                                                                        -----------    -----------    -----------    -----------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...       (62,359)        55,712        117,924        228,010
                                                                        -----------    -----------    -----------    -----------

Distributions to Shareholders: *
  Dividends from net investment income ..............................            --             --         (6,035)        (8,913)
  Distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions ....            --             --           (961)            --
                                                                        -----------    -----------    -----------    -----------
  Total Distributions to Shareholders ...............................            --             --         (6,996)        (8,913)
                                                                        -----------    -----------    -----------    -----------

From Fund Share Transactions: **
  Shares sold .......................................................     1,056,861      1,113,320      1,030,749      1,154,204
  Shares issued to shareholders in reinvestment of distributions ....            --             --          6,996          8,913
                                                                        -----------    -----------    -----------    -----------
                                                                          1,056,861      1,113,320      1,037,745      1,163,117
  Less shares repurchased ...........................................          (644)       (46,292)           (21)      (103,432)
                                                                        -----------    -----------    -----------    -----------
   Net Increase .....................................................     1,056,217      1,067,028      1,037,724      1,059,685
                                                                        -----------    -----------    -----------    -----------

Net Assets:
  Beginning of period ...............................................            --        993,858             --      1,148,652
                                                                        -----------    -----------    -----------    -----------
  End of period (including undistributed net investment
   income (loss) of none, ($1,911), none and $469, respectively) ....   $   993,858    $ 2,116,598    $ 1,148,652    $ 2,427,434
                                                                        ===========    ===========    ===========    ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ....................            --             --    $    0.0587    $    0.0651
                                                                        -----------    -----------    -----------    -----------
  Per share distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions ....            --             --    $    0.0094             --
                                                                        -----------    -----------    -----------    -----------

** Analysis of Fund Share Transactions:
  Shares sold .......................................................       105,902        124,322        102,751         92,935
  Shares issued to shareholders in reinvestment of distributions ....            --             --            626            730
                                                                        -----------    -----------    -----------    -----------
                                                                            105,902        124,322        103,377         93,665
  Less shares repurchased ...........................................           (60)        (5,183)            (2)        (8,087)
                                                                        -----------    -----------    -----------    -----------
  Net Increase ......................................................       105,842        119,139        103,375         85,578
                                                                        ===========    ===========    ===========    ===========

(1) Commenced operations on August 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                           V.A. 500 INDEX FUND     V.A. SOVEREIGN INVESTORS FUND
                                                                       --------------------------  -----------------------------
                                                                                     SIX MONTHS                   SIX MONTHS
                                                                         PERIOD         ENDED         PERIOD         ENDED
                                                                          ENDED       JUNE 30,        ENDED        JUNE 30,
                                                                       DECEMBER 31,     1997        DECEMBER 31,     1997
                                                                         1996(1)     (UNAUDITED)      1996(1)     (UNAUDITED)
                                                                       -----------   -----------    -----------   -----------
Increase (Decrease) in Net Assets:
   From Operations:
  Net investment income (loss) ......................................  $    59,702   $    113,220   $     6,933   $    16,885
  Net realized gain (loss) on investments sold, financial
   futures contracts and foreign currency transactions ..............      387,685        740,363         8,426         5,416
  Change in net unrealized appreciation/depreciation of investments,
   financial futures contracts and foreign currency transactions ....      (44,750)      (126,539)       67,175       247,121
                                                                       -----------   ------------   -----------   -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations ..      402,637        727,044        82,534       269,422
                                                                       -----------   ------------   -----------   -----------

Distributions to Shareholders: *
  Dividends from net investment income ..............................      (59,456)      (110,055)       (6,880)      (15,897)
  Distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions ....     (201,124)            --        (2,327)           --
                                                                       -----------   ------------   -----------   -----------
   Total Distributions to Shareholders ..............................     (260,580)      (110,055)       (9,207)      (15,897)
                                                                       -----------   ------------   -----------   -----------

From Fund Share Transactions: **
  Shares sold .......................................................    3,646,277      6,522,575     1,029,113     2,561,164
  Shares issued to shareholders in reinvestment of distributions ....      260,580        110,055         9,207        15,897
                                                                       -----------   ------------   -----------   -----------
                                                                         3,906,857      6,632,630     1,038,320     2,577,061
  Less shares repurchased ...........................................         (221)       (67,716)         (516)     (147,336)
                                                                       -----------   ------------   -----------   -----------
   Net Increase .....................................................    3,906,636      6,564,914     1,037,804     2,429,725
                                                                       -----------   ------------   -----------   -----------

Net Assets:
  Beginning of period ...............................................           --      4,048,693            --     1,111,113
                                                                       -----------   ------------   -----------   -----------
  End of period (including undistributed net investment
   income of $246, $3,411, $53 and $1,041, respectively) ............  $ 4,048,693   $ 11,230,596   $ 1,111,131   $ 3,794,381
                                                                       ===========   ============   ===========   ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ....................  $    0.1637   $     0.1929   $    0.0670   $    0.0817
                                                                       -----------   ------------   -----------   -----------
  Per share distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions ....  $    0.5538             --   $    0.0227            --
                                                                       -----------   ------------   -----------   -----------

** Analysis of Fund Share Transactions:
  Shares sold .......................................................      363,218        535,179       102,676       218,999
  Shares issued to shareholders in reinvestment of distributions ....       24,676          9,547           856         1,347
                                                                       -----------   ------------   -----------   -----------
                                                                           387,894        544,726       103,532       220,346
  Less shares repurchased ...........................................          (20)        (5,785)          (50)      (12,708)
                                                                       -----------   ------------   -----------   -----------
  Net Increase ......................................................      387,874        538,941       103,482       207,638
                                                                       ===========   ============   ===========   ===========

(1) Commenced operations on August 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                          V.A. WORLD BOND FUND     V.A. STRATEGIC INCOME FUND
                                                                       --------------------------  --------------------------
                                                                                      SIX MONTHS                 SIX MONTHS
                                                                         PERIOD         ENDED        PERIOD         ENDED
                                                                          ENDED        JUNE 30,      ENDED        JUNE 30,
                                                                       DECEMBER 31,     1997       DECEMBER 31,     1997
                                                                         1996(1)     (UNAUDITED)     1996(1)     (UNAUDITED)
                                                                       -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ......................................  $    40,768   $    60,636   $    55,619   $   105,173
  Net realized gain (loss) on investments sold, financial
   futures contracts and foreign currency transactions ..............        3,827       (49,817)       46,295         8,833
  Change in net unrealized appreciation/depreciation of investments,
   financial futures contracts and foreign currency transactions ....       36,968       (15,356)       27,493        24,298
                                                                       -----------   -----------   -----------   -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations ..       81,563        (4,537)      129,407       138,304
                                                                       -----------   -----------   -----------   -----------

Distributions to Shareholders: *
  Dividends from net investment income ..............................      (40,768)      (60,636)      (55,619)     (105,173)
  Distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions ....           --            --       (13,053)           --
                                                                       -----------   -----------   -----------   -----------
   Total Distributions to Shareholders ..............................      (40,768)      (60,636)      (68,672)     (105,173)
                                                                       -----------   -----------   -----------   -----------

From Fund Share Transactions: **
  Shares sold .......................................................    2,000,997        84,490     2,002,001       930,504
  Shares issued to shareholders in reinvestment of distributions ....       40,768        59,464        68,672       103,399
                                                                       -----------   -----------   -----------   -----------
                                                                         2,041,765       143,954     2,070,673     1,033,903
  Less shares repurchased ...........................................           --        (1,057)           --      (151,119)
                                                                       -----------   -----------   -----------   -----------
   Net Increase .....................................................    2,041,765       142,897     2,070,673       882,784
                                                                       -----------   -----------   -----------   -----------

Net Assets:
  Beginning of period ...............................................           --     2,082,560            --     2,131,408
                                                                       -----------   -----------   -----------   -----------
  End of period (including undistributed net investment
   income of none, none, none and none, respectively) ...............  $ 2,082,560   $ 2,160,284   $ 2,131,408   $ 3,047,323
                                                                       ===========   ===========   ===========   ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ....................  $    0.2015   $    0.2914   $    0.2739   $    0.4474
                                                                       -----------   -----------   -----------   -----------
  Per share distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions ....           --            --   $    0.0640            --
                                                                       -----------   -----------   -----------   -----------

** Analysis of Fund Share Transactions:
  Shares sold .......................................................      200,098         8,553       200,193        89,875
  Shares issued to shareholders in reinvestment of distributions ....        4,008         6,052         6,694        10,044
                                                                       -----------   -----------   -----------   -----------
                                                                           204,106        14,605       206,887        99,919
  Less shares repurchased ...........................................           --          (106)           --       (14,506)
                                                                       -----------   -----------   -----------   -----------
  Net Increase ......................................................      204,106        14,499       206,887        85,413
                                                                       ===========   ===========   ===========   ===========

(1) Commenced operations on August 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                        V.A. SOVEREIGN BOND FUND      V.A. MONEY MARKET FUND
                                                                       --------------------------  ----------------------------
                                                                                      SIX MONTHS                    SIX MONTHS
                                                                         PERIOD         ENDED        PERIOD            ENDED
                                                                          ENDED        JUNE 30,      ENDED           JUNE 30,
                                                                       DECEMBER 31,     1997       DECEMBER 31,        1997
                                                                         1996(1)     (UNAUDITED)     1996(1)        (UNAUDITED)
                                                                       -----------   -----------   -----------      -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ......................................  $    23,529   $    42,439   $     1,784      $    12,391
  Net realized gain (loss) on investments sold, financial futures
   contracts and foreign currency transactions ......................        6,419        (1,988)           --               --
  Change in net unrealized appreciation/depreciation of investments,
   financial futures contracts and foreign currency transactions ....       13,901        (2,693)           --               --
                                                                       -----------   -----------   -----------      -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations ..       43,849        37,758         1,784           12,391
                                                                       -----------   -----------   -----------      -----------

Distributions to Shareholders: *
  Dividends from net investment income ..............................      (23,529)      (42,371)       (1,784)         (12,391)
  Distributions from net realized gain on investments sold, financial
   futures contracts and foreign currency transactions ..............       (1,795)           --            --               --
                                                                       -----------   -----------   -----------      -----------
   Total Distributions to Shareholders ..............................      (25,324)      (42,371)       (1,784)         (12,391)
                                                                       -----------   -----------   -----------      -----------

From Fund Share Transactions: **
  Shares sold .......................................................    1,012,301       638,897       104,907        1,248,273
  Shares issued to shareholders in reinvestment of distributions ....       25,324        41,715         1,784           12,229
                                                                       -----------   -----------   -----------      -----------
                                                                         1,037,625       680,612       106,691        1,260,502
  Less shares repurchased ...........................................           (7)     (167,807)          (63)        (235,157)
                                                                       -----------   -----------   -----------      -----------
   Net Increase .....................................................    1,037,618       512,805       106,628        1,025,345
                                                                       -----------   -----------   -----------      -----------

Net Assets:
  Beginning of period ...............................................           --     1,056,143       100,000(2)       206,628
                                                                       -----------   -----------   -----------      -----------
  End of period (including undistributed net investment
   income of none, $68, none and none, respectively) ................  $ 1,056,143   $ 1,564,335   $   206,628      $ 1,231,973
                                                                       ===========   ===========   ===========      ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ....................  $    0.2327   $    0.3445   $    0.0160      $    0.0234
                                                                       -----------   -----------   -----------      -----------
  Per share distributions from net realized gain on investments sold,
   financial futures contracts and foreign currency transactions ....  $    0.0175            --            --               --
                                                                       -----------   -----------   -----------      -----------

** Analysis of Fund Share Transactions:
  Shares sold .......................................................      101,202        63,479       204,907        1,248,274
  Shares issued to shareholders in reinvestment of distributions ....        2,483         4,152         1,784           12,229
                                                                       -----------   -----------   -----------      -----------
                                                                           103,685        67,631       206,691        1,260,503
  Less shares repurchased ...........................................           (1)      (16,668)          (63)        (235,157)
                                                                       -----------   -----------   -----------      -----------
  Net Increase ......................................................      103,684        50,963       206,628        1,025,346
                                                                       ===========   ===========   ===========      ===========

(1) Commenced operations on August 29, 1996.
(2) On July 26, 1996, the Adviser made an initial investment of $100,000 (100,000 shares) in order to seed the Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                                      V.A FINANCIAL
                                                                      V.A. INTERNATIONAL FUND        INDUSTRIES FUND
                                                                     ----------------------------    ---------------
                                                                                       SIX MONTHS         PERIOD
                                                                       PERIOD             ENDED            ENDED
                                                                       ENDED            JUNE 30,          JUNE 30,
                                                                     DECEMBER 31,         1997            1997(2)
                                                                       1996(1)         (UNAUDITED)      (UNAUDITED)
                                                                     -----------       -----------      -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................  $     10.00       $     11.23      $     10.00
                                                                     -----------       -----------      -----------
  Net Investment Income (3) .......................................         0.07              0.06             0.04
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions ..............................         1.20              1.49             1.20
                                                                     -----------       -----------      -----------
   Total from Investment Operations ...............................         1.27              1.55             1.24
                                                                     -----------       -----------      -----------

  Less Distributions:
  Dividends from Net Investment Income ............................        (0.04)               --               --
  Distributions from Net Realized Gain on Investments Sold ........           --                --               --
                                                                     -----------       -----------      -----------
   Total Distributions ............................................        (0.04)             0.00             0.00
                                                                     -----------       -----------      -----------
  Net Asset Value, End of Period ..................................  $     11.23       $     12.78      $     11.24
                                                                     ===========       ===========      ===========
  Total Investment Return at Net Asset Value (5) ..................        12.75%(7)         13.80%(7)        12.40%(7)
  Total Adjusted Investments Return at Net Asset Value (5,6) ......        12.07%(7)         13.46%(7)        12.12%(7)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................  $     2,267       $     3,198      $     2,802
  Ratio of Expenses to Average Net Assets .........................         1.15%(8)          1.15%(8)         1.05%(8)
  Ratio of Adjusted Expenses to Average Net Assets (9) ............         3.13%(8)          1.84%(8)         2.69%(8)
  Ratio of Net Investment Income to Average Net Assets ............         2.03%(8)          1.09%(8)         2.64%(8)
  Ratio of Adjusted Net Investment Income to Average Net Assets (9)         0.05%(8)          0.40%(8)         1.00%(8)
  Portfolio Turnover Rate .........................................           14%               30%              13%
  Fee Reduction Per Share (3) .....................................  $      0.07       $      0.04      $      0.03
  Average Brokerage Commission Rate (10) ..........................  $    0.0162       $    0.0000      $    0.0700

                                                                       V.A. EMERGING GROWTH FUND
                                                                     -----------------------------
                                                                                       SIX MONTHS
                                                                       PERIOD            ENDED
                                                                       ENDED            JUNE 30,
                                                                     DECEMBER 31,         1997
                                                                       1996(1)         (UNAUDITED)
                                                                     -----------       -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................  $     10.00       $      9.32
                                                                     -----------       -----------
  Net Investment Income (3) .......................................         0.02             (0.00)(4)
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions ..............................        (0.68)             0.36
                                                                     -----------       -----------
   Total from Investment Operations ...............................        (0.66)             0.36
                                                                     -----------       -----------

  Less Distributions:
  Dividends from Net Investment Income ............................        (0.02)               --
  Distributions from Net Realized Gain on Investments Sold ........           --                --
                                                                     -----------       -----------
   Total Distributions ............................................        (0.02)               --
                                                                     -----------       -----------
  Net Asset Value, End of Period ..................................  $      9.32       $      9.68
                                                                     ===========       ===========
  Total Investment Return at Net Asset Value (5) ..................        (6.62%)(7)         3.86%(7)
  Total Adjusted Investments Return at Net Asset Value (5,6) ......        (8.05%)(7)         2.72%(7)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................  $       975       $     1,739
  Ratio of Expenses to Average Net Assets .........................         1.00%(8)          1.00%(8)
  Ratio of Adjusted Expenses to Average Net Assets (9) ............         5.19%(8)          3.29%(8)
  Ratio of Net Investment Income to Average Net Assets ............         0.62%(8)         (0.01%)(8)
  Ratio of Adjusted Net Investment Income to Average Net Assets (9)        (3.57%)(8)        (2.30%)(8)
  Portfolio Turnover Rate .........................................           31%               60%
  Fee Reduction Per Share (3) .....................................  $      0.14       $      0.10
  Average Brokerage Commission Rate (10) ..........................  $    0.0694       $    0.0695

(1) Commenced operations on August 29, 1996.
(2) Commenced operations on April 30, 1997.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Less than $0.01 per share.
(5) Assumes dividend reinvestment.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Not annualized.
(8) Annualized.
(9) Unreimbursed, without fee reduction.
(10) Per portfolio share traded.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           V.A. DISCOVERY FUND
                                                                     -----------------------------
                                                                                        SIX MONTHS
                                                                       PERIOD             ENDED
                                                                        ENDED            JUNE 30,
                                                                     DECEMBER 31,         1997
                                                                       1996(1)         (UNAUDITED)
                                                                     -----------       -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................  $     10.00       $      9.39
                                                                     -----------       -----------
  Net Investment Income (2) .......................................        (0.01)            (0.01)
  Net Realized and Unrealized Gain on Investments and Foreign
   Currency Transactions ..........................................        (0.60)             0.03
                                                                     -----------       -----------
    Total from Investment Operations ...............................       (0.61)             0.02
                                                                     -----------       -----------

  Less Distributions:
   Dividends from Net Investment Income ............................          --                --
   Distributions from Net Realized Gain on Investments Sold ........          --                --
                                                                     -----------       -----------
    Total Distributions ............................................        0.00              0.00
                                                                     -----------       -----------
  Net Asset Value, End of Period ..................................  $      9.39       $      9.41
                                                                     ===========       ===========
  Total Investment Return at Net Asset Value (3) ..................        (6.10%)(5)         0.21%(5)
  Total Adjusted Investments Return at Net Asset Value (3,4) ......        (7.39%)(5)        (0.78%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................  $       994       $     2,117
  Ratio of Expenses to Average Net Assets .........................         1.00%(6)          1.00%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ............         4.76%(6)          2.99%(6)
  Ratio of Net Investment Income to Average Net Assets ............        (0.23%)(6)        (0.29%)(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7)        (3.99%)(6)        (2.28%)(6)
  Portfolio Turnover Rate .........................................           68%              110%
  Fee Reduction Per Share (2) .....................................  $      0.13       $      0.09
  Average Brokerage Commission Rate (8) ...........................  $    0.0691       $    0.0699

                                                                     V.A. INDEPENDENCE EQUITY FUND
                                                                     -----------------------------
                                                                                       SIX MONTHS
                                                                       PERIOD             ENDED
                                                                       ENDED            JUNE 30,
                                                                     DECEMBER 31,         1997
                                                                       1996(1)         (UNAUDITED)
                                                                     -----------       -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................  $     10.00       $     11.11
                                                                     -----------       -----------
  Net Investment Income (2) .......................................         0.06              0.07
  Net Realized and Unrealized Gain on Investments and Foreign
   Currency Transactions ..........................................         1.12              1.74
                                                                     -----------       -----------
   Total from Investment Operations ...............................         1.18              1.81
                                                                     -----------       -----------

  Less Distributions:
   Dividends from Net Investment Income ............................       (0.06)            (0.07)
   Distributions from Net Realized Gain on Investments Sold ........       (0.01)               --
                                                                     -----------       -----------
    Total Distributions .............................................      (0.07)            (0.07)
                                                                     -----------       -----------
  Net Asset Value, End of Period ..................................  $     11.11       $     12.85
                                                                     ===========       ===========
  Total Investment Return at Net Asset Value (3) ..................        11.78%(5)         16.27%(5)
  Total Adjusted Investments Return at Net Asset Value (3,4) ......        10.66%(5)         15.68%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................  $     1,149       $     2,427
  Ratio of Expenses to Average Net Assets .........................         0.95%(6)          0.95%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ............         4.23%(6)          2.15%(6)
  Ratio of Net Investment Income to Average Net Assets ............         1.60%(6)          1.30%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7)        (1.68%)(6)         0.10%(6)
  Portfolio Turnover Rate .........................................           24%               31%
  Fee Reduction Per Share (2) .....................................  $      0.12       $      0.07
  Average Brokerage Commission Rate (8) ...........................  $    0.0210       $    0.0225

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                            V.A. 500 INDEX FUND
                                                                     -------------------------------
                                                                                          SIX MONTHS
                                                                       PERIOD               ENDED
                                                                        ENDED              JUNE 30,
                                                                     DECEMBER 31,           1997
                                                                       1996(1)           (UNAUDITED)
                                                                     ------------       ------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................  $      10.00       $      10.44
                                                                     ------------       ------------
  Net Investment Income (2) .......................................          0.17               0.24
  Net Realized and Unrealized Gain on Investments and
   Foreign Currency Transactions ..................................          0.98               1.63
                                                                     ------------       ------------
    Total from Investment Operations ..............................          1.15               1.87
                                                                     ------------       ------------

Less Distributions:
  Dividends from Net Investment Income ............................         (0.16)             (0.19)
  Distributions from Net Realized Gain on Investments Sold ........         (0.55)                --
                                                                     ------------       ------------
   Total Distributions ............................................         (0.71)             (0.19)
                                                                     ------------       ------------
Net Asset Value, End of Period ..................................    $      10.44       $      12.12
                                                                     ============       ============
Total Investment Return at Net Asset Value (3) ..................           11.49%(5)          18.08%(5)
Total Adjusted Investments Return at Net Asset Value (3,4) ......           11.25%(5)          17.99%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................  $      4,049       $     11,231
  Ratio of Expenses to Average Net Assets .........................          0.60%(6)           0.40%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ............          1.31%(6)           0.58%(6)
  Ratio of Net Investment Income to Average Net Assets ............          4.57%(6)           4.57%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7)          3.86%(6)           4.39%(6)
  Portfolio Turnover Rate .........................................             0%                 0%
  Fee Reduction Per Share (2) .....................................  $       0.03       $       0.01
  Average Brokerage Commission Rate (8) ...........................  $     0.0000       $     0.0000

                                                                      V.A. SOVEREIGN INVESTORS FUND
                                                                     -------------------------------
                                                                                         SIX MONTHS
                                                                       PERIOD               ENDED
                                                                       ENDED              JUNE 30,
                                                                     DECEMBER 31,           1997
                                                                       1996(1)           (UNAUDITED)
                                                                     ------------       ------------

Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................  $      10.00       $      10.74
                                                                     ------------       ------------
  Net Investment Income (2) .......................................          0.07               0.11
  Net Realized and Unrealized Gain on Investments and
   Foreign Currency Transactions ..................................          0.76               1.43
                                                                     ------------       ------------
    Total from Investment Operations ..............................          0.83               1.54
                                                                     ------------       ------------

Less Distributions:
  Dividends from Net Investment Income ............................         (0.07)             (0.08)
  Distributions from Net Realized Gain on Investments Sold ........         (0.02)                --
                                                                     ------------       ------------
   Total Distributions ............................................         (0.09)             (0.08)
                                                                     ------------       ------------
Net Asset Value, End of Period ..................................    $      10.74       $      12.20
                                                                     ============       ============
Total Investment Return at Net Asset Value (3) ..................            8.30%(5)          14.40
Total Adjusted Investments Return at Net Asset Value (3,4) ......            7.30%(5)          14.06%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................  $      1,111       $      3,794
  Ratio of Expenses to Average Net Assets .........................          0.85%(6)           0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ............          3.78%(6)           1.54%(6)
  Ratio of Net Investment Income to Average Net Assets ............          1.90%(6)           2.04%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7)         (1.03%)(6)          1.35%(6)
  Portfolio Turnover Rate .........................................            17%                10%
  Fee Reduction Per Share (2) .....................................  $       0.11       $       0.04
  Average Brokerage Commission Rate (8) ...........................  $     0.0235       $     0.0700

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                       V.A. WORLD BOND FUND
                                                                                    ---------------------------
                                                                                                     SIX MONTHS
                                                                                      PERIOD           ENDED
                                                                                       ENDED          JUNE 30,
                                                                                    DECEMBER 31,       1997
                                                                                      1996(1)       (UNAUDITED)
                                                                                    -----------     -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................................  $   10.00       $   10.20
                                                                                     ---------       ---------
  Net Investment Income (2) .......................................................       0.20            0.29
  Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions       0.20           (0.32)
                                                                                     ---------       ---------
   Total from Investment Operations ...............................................       0.40           (0.03)
                                                                                     ---------       ---------

  Less Distributions:
   Dividends from Net Investment Income ...........................................      (0.20)          (0.29)
   Distributions from Net Realized Gain on Investments Sold .......................         --              --
                                                                                     ---------       ---------
    Total Distributions ...........................................................      (0.20)          (0.29)
                                                                                     ---------       ---------
  Net Asset Value, End of Period ..................................................  $   10.20       $    9.88
                                                                                     =========       =========
  Total Investment Return at Net Asset Value (3) ..................................       4.05%(5)   ( 0.23%)(5)
  Total Adjusted Investments Return at Net Asset Value (3,4) ......................       3.30%(5)   ( 0.70%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................................  $   2,083       $   2,160
  Ratio of Expenses to Average Net Assets .........................................       1.00%(6)        1.00%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ............................       3.19%(6)        1.96%(6)
  Ratio of Net Investment Income to Average Net Assets ............................       5.83%(6)        5.97%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) ...............       3.64%(6)        5.01%(6)
  Portfolio Turnover Rate .........................................................         30%            100%
  Fee Reduction Per Share (2) .....................................................  $    0.08       $    0.05

                                                                                     V.A. STRATEGIC INCOME FUND
                                                                                    ---------------------------
                                                                                                    SIX MONTHS
                                                                                      PERIOD           ENDED
                                                                                      ENDED          JUNE 30,
                                                                                    DECEMBER 31,       1997
                                                                                      1996(1)       (UNAUDITED)
                                                                                    -----------     -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................................  $   10.00       $   10.30
                                                                                     ---------       ---------
  Net Investment Income (2) .......................................................       0.27            0.45
  Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions       0.36            0.13
                                                                                     ---------       ---------
   Total from Investment Operations ...............................................       0.63            0.58
                                                                                     ---------       ---------

  Less Distributions:
   Dividends from Net Investment Income ...........................................      (0.27)          (0.45)
   Distributions from Net Realized Gain on Investments Sold .......................      (0.06)             --
                                                                                     ---------       ---------
    Total Distributions ...........................................................      (0.33)          (0.45)
                                                                                     ---------       ---------
  Net Asset Value, End of Period ..................................................  $   10.30       $   10.43
                                                                                     =========       =========
  Total Investment Return at Net Asset Value (3) ..................................       6.45%(5)        5.81%(5)
  Total Adjusted Investments Return at Net Asset Value (3,4) ......................       5.96%(5)        5.58%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................................  $   2,131       $   3,047
  Ratio of Expenses to Average Net Assets .........................................       0.85%(6)        0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ............................       2.28%(6)        1.32%(6)
  Ratio of Net Investment Income to Average Net Assets ............................       7.89%(6)        9.02%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) ...............       6.46%(6)        8.55%(6)
  Portfolio Turnover Rate .........................................................         73%             77%
  Fee Reduction Per Share (2) .....................................................  $    0.05       $    0.02

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                      V.A. SOVEREIGN BOND FUND       V.A. MONEY MARKET FUND
                                                                     --------------------------     -------------------------
                                                                                    SIX MONTHS                    SIX MONTHS
                                                                       PERIOD         ENDED           PERIOD         ENDED
                                                                        ENDED        JUNE 30,         ENDED        JUNE 30,
                                                                     DECEMBER 31,     1997          DECEMBER 31,     1997
                                                                       1996(1)     (UNAUDITED)        1996(1)     (UNAUDITED)
                                                                     -----------   -----------      -----------   -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................  $   10.00       $   10.19       $    1.00     $    1.00
                                                                     ---------       ---------       ---------     ---------
  Net Investment Income (2) .......................................       0.23            0.34            0.02          0.02
  Net Realized and Unrealized Gain on Investments and Foreign
   Currency Transactions ..........................................       0.21           (0.07)             --            --
                                                                     ---------       ---------       ---------     ---------
    Total from Investment Operations ..............................       0.44            0.27            0.02          0.02
                                                                     ---------       ---------       ---------     ---------

  Less Distributions:
   Dividends from Net Investment Income ...........................      (0.23)          (0.34)          (0.02)        (0.02)
   Distributions from Net Realized Gain on Investments Sold .......      (0.02)             --              --            --
                                                                     ---------       ---------       ---------     ---------
    Total Distributions ...........................................      (0.25)          (0.34)          (0.02)        (0.02)
                                                                     ---------       ---------       ---------     ---------
  Net Asset Value, End of Period ..................................  $   10.19       $   10.12       $    1.00     $    1.00
                                                                     =========       =========       =========     =========
  Total Investment Return at Net Asset Value (3) ..................       4.42%(5)        2.77%(5)        1.61%(5)      2.36%(5)
  Total Adjusted Investments Return at Net Asset Value (3,4) ......       3.25%(5)        1.88%(5)      ( 7.55%)(5)     1.51%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................  $   1,056       $   1,564       $     207     $   1,232
  Ratio of Expenses to Average Net Assets .........................       0.75%(6)        0.75%(6)        0.75%(6)      0.75%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ............       4.15%(6)        2.55%(6)       27.48%(6)      2.46%(6)
  Ratio of Net Investment Income to Average Net Assets ............       6.69%(6)        6.93%(6)        4.68%(6)      4.74%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7)       3.29%(6)        5.13%(6)      (22.05%)(6)     3.03%(6)
  Portfolio Turnover Rate .........................................         45%             94%             --            --
  Fee Reduction Per Share (2) .....................................  $    0.12       $    0.09       $    0.08     $    0.01

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

        John Hancock Funds - Declaration Trust -- V.A. International Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on June 30, 1997. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF     MARKET
ISSUER, DESCRIPTION                                        SHARES        VALUE
-------------------                                        ------        -----

COMMON STOCKS
Argentina (2.06%)
  Perez Companc S.A. (American
   Depositary Receipts) (ADR) (Oil & Gas).................  4,126     $  65,858
                                                                     ----------
Australia (3.70%)
  Newcrest Mining Ltd. (Metal)............................ 20,000        55,306
  WMC Ltd. (Metal)........................................ 10,000        63,105
                                                                     ----------
                                                                        118,411
                                                                     ----------
Brazil (7.53%)
  Centrais Electricas Brasileiras S/A
   (ADR) (Utilities)......................................  3,100        89,125
  Telecomunicacoes Brasileiras S/A
   (ADR) (Telecommunications).............................  1,000       151,750
                                                                     ----------
                                                                        240,875
                                                                     ----------
Chile (0.78%)
  Maderas y Sinteticos SA (ADR) (Building)................  1,500        24,938
                                                                     ----------
China (0.66%)
  First Tractor Co., Ltd. (Machinery)*.................... 32,000        21,065
                                                                     ----------
France (4.94%)
  LVMH Moet Hennessy
   Louis Vuitton (Beverages)..............................    400       107,543
  Lyonnaise des Eaux SA
   (Diversified Operations)...............................    500        50,368
                                                                     ----------
                                                                        157,911
                                                                     ----------
Germany (2.40%)
  Volkswagen AG (Automobile / Trucks).....................    100        76,658
                                                                     ----------
Hong Kong (13.23%)
  China Resources Enterprise Ltd.
   (Real Estate Operations)............................... 70,000       343,345
  Hong Kong & Shanghai Hotels Ltd.
   (Leisure).............................................. 50,000        79,705
                                                                     ----------
                                                                        423,050
                                                                     ----------
India (1.57%)
  State Bank of India, Global Depositary
   Receipts (Banks - Foreign)*............................  1,900        50,350
                                                                     ----------
Japan (21.26%)
  Fujitsu Ltd. (Computers)................................  6,000        83,232
  Ito-Yokado Co., Ltd. (Retail)...........................  2,000       116,036
  Matsushita Communication Industrial Co.,
   Ltd. (Telecommunications)..............................  2,000        67,527
  Matsushita-Kotobuki Electronics Industries,
   Ltd. (Electronics).....................................  3,000        99,459
  Nippon Steel Corp. (Steel).............................. 25,000        79,829
  Sony Corp. (Electronics)................................  1,000        87,158
  TDK Corp. (Electronics).................................  2,000       146,746
                                                                     ----------
                                                                        679,987
                                                                     ----------
Mexico (5.77%)
  Empresas La Moderna S.A. de C.V.
   (ADR) (Tobacco)........................................  1,400        29,925
  Grupo Industrial Maseca SA de CV
   (ADR) (Food)...........................................  2,800        46,200
  Panamerican Beverages, Inc. (Beverages).................  3,300       108,488
                                                                     ----------
                                                                        184,613
                                                                     ----------
Netherlands (4.62%)
  Gucci Group NV (Retail).................................  1,070        68,881
  ING Groep N.V. (ADR) (Banks - Foreign)..................  1,700        78,837
                                                                     ----------
                                                                        147,718
                                                                     ----------
Norway (1.78%)
  Saga Petroleum ASA (Oil & Gas)..........................  3,000        56,896
                                                                     ----------
Portugal (1.91%) Electricidade de Portugal, S.A.
   (ADR) (Utilities)*.....................................  1,700        61,200
                                                                     ----------
Singapore (3.42%)
  DBS Land Ltd. (Real Estate Operations).................. 15,000        47,423
  Oversea-Chinese Banking Corp.,
   Ltd. (Banks - Foreign).................................  6,000        62,111
                                                                     ----------
                                                                        109,534
                                                                     ----------
Sweden (2.47%)
  Investor AB (Diversified Operations)....................  1,500        79,019
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

        John Hancock Funds - Declaration Trust -- V.A. International Fund

                                                          NUMBER OF     MARKET
ISSUER, DESCRIPTION                                        SHARES        VALUE
-------------------                                        ------        -----

United Kingdom (9.50%)
  Marks & Spencer PLC (Retail)............................ 10,000     $  82,932
  Pearson PLC (Media)..................................... 10,000       115,905
  PizzaExpress PLC (Retail)............................... 10,000       104,914
                                                                     ----------
                                                                        303,751
                                                                     ----------
                                       TOTAL COMMON STOCKS
                                         (Cost $2,215,326) (87.60%)   2,801,834
                                                           ------    ----------

PREFERRED STOCKS
Brazil (1.95%)
  Compania Riograndense de
   Telecomunicaciones SA
   (Telecommunications)................................... 40,000        60,564
  Compania Riograndense de
   Telecomunicaciones SA
   (Telecommunications)...................................  1,424         1,830
                                                                     ----------
                                                                         62,394
                                                                     ----------
                                   TOTAL PREFERRED STOCKS
                                            (Cost $53,046)  (1.95%)      62,394
                                                           ------    ----------
                        TOTAL COMMON AND PREFERRED STOCKS
                                        (Cost $2,268,372)  (89.55%)   2,864,228
                                                           ======     =========

                                                INTEREST  PAR VALUE    MARKET
                                                  RATE  (000s OMITTED)  VALUE
                                                  ----  --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (12.35%)
  Investment in a joint repurchase agreement
   with Toronto Dominion Securities USA,
   Inc. - Dated 06-30-97, Due 07-01-97
   (secured by U.S. Treasury Notes,
   5.625% thru 6.375% Due 04-30-99
   thru 06-30-02) - Note A....................... 5.97%      $395       395,000
                                                                     ----------
                     TOTAL SHORT-TERM INVESTMENTS          (12.35%)     395,000
                                                           ------    ----------
                                TOTAL INVESTMENTS         (101.90%)  $3,259,228
                                                           ======     =========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Industry Diversification
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the Schedule of Investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at June 30, 1997 assigned to the various investment categories.

                                        MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                   AS A % OF FUND NET ASSETS
---------------------                   -------------------------

  Automobile/Trucks........................        2.40%
  Banks - Foreign..........................        5.98
  Beverages................................        6.75
  Building.................................        0.78
  Computers................................        2.60
  Diversified Operations...................        4.05
  Electronics..............................       10.42
  Food.....................................        1.44
  Leisure..................................        2.49
  Machinery................................        0.66
  Media....................................        3.62
  Metal....................................        3.70
  Oil & Gas................................        3.84
  Real Estate Operations...................       12.22
  Retail...................................       11.65
  Steel....................................        2.50
  Telecommunications.......................        8.81
  Tobacco..................................        0.94
  Utilities................................        4.70
  Short-Term Investments...................       12.35
                                                 ------
                          TOTAL INVESTMENTS      101.90%
                                                 ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on June 30, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----

COMMON STOCKS
Banks - Foreign (11.50%)
  Allied Irish Banks plc, American
   Depositary Receipt, ADR (Ireland)......................      3,500  $ 163,406
  Royal Bank of Canada (Canada)...........................      3,500    158,812
                                                                       ---------
                                                                         322,218
                                                                       ---------
  Banks - Money Center (5.20%)............................
  Chase Manhattan Corp....................................      1,500    145,594
                                                                       ---------
  Banks - Southeast (2.57%)...............................
  First Tennessee National Corp...........................      1,500     72,000
                                                                       ---------
  Banks - Super Regional (7.38%)..........................
  BankBoston Corp.........................................      1,700    122,506
  Norwest Corp............................................      1,500     84,375
                                                                       ---------
                                                                         206,881
                                                                       ---------
  Banks - West (2.44%)....................................
  Westamerica Bancorp.....................................        900     68,400
                                                                       ---------
  Broker Services (11.28%)................................
  Edwards (A.G.), Inc.....................................      2,000     85,500
  Legg Mason, Inc.........................................      2,000    107,625
  McDonald & Co., Investments.............................        800     36,700
  Morgan Stanley, Dean Witter, Discover & Co..............      2,000     86,125
                                                                       ---------
                                                                         315,950
                                                                       ---------
  Computer - Services (2.87%).............................
  Fiserv, Inc.*...........................................      1,800     80,325
                                                                       ---------
  Finance - Consumer Loan (8.99%).........................
  American Express Co.....................................      1,500    111,750
  Imperial Credit Industries, Inc.*.......................      3,200     65,800
  Life Financial Corp.....................................        100      1,350
  MBNA Corp...............................................      1,600     58,600
  New Century Financial Corp..............................      1,000     14,500
                                                                       ---------
                                                                         252,000
                                                                       ---------
  Finance - Investment Management (5.47%).................
  Franklin Resources, Inc.................................      1,400    101,588
  Price (T. Rowe) Associates, Inc.........................      1,000     51,625
                                                                       ---------
                                                                         153,213
                                                                       ---------
  Finance - Savings & Loan (1.69%)
  InterWest Bancorp., Inc.................................      1,200     47,400
                                                                       ---------
  Insurance - Accident & Health (5.62%)...................
  Provident Cos., Inc.....................................      2,500    133,750
  Summit Holdings Southeast, Inc..........................      1,400     23,800
                                                                       ---------
                                                                         157,550
                                                                       ---------
  Insurance - Life (5.28%)................................
  ARM Financial Group, Inc.* (Class A)....................        700     14,000
  Equitable of Iowa Cos...................................      2,100    117,600
  Unionamerica Holdings plc, ADR
   (United Kingdom).......................................        800     16,500
                                                                       ---------
                                                                         148,100
                                                                       ---------
  Insurance - Multi Line (3.70%)..........................
  Allmerica Financial Corp................................      2,600    103,675
                                                                       ---------
  Insurance - Property & Casualty (18.71%)................
  Aetna Inc...............................................      1,000    102,375
  General Re Corp.........................................      1,000    182,000
  St. Paul Cos., Inc......................................      2,100    160,125
  Travelers Property Casualty Corp. (Class A).............      2,000     79,750
                                                                       ---------
                                                                         524,250
                                                                       ---------
  Mortgage - Equity REIT (5.78%)..........................
  Prentiss Properties Trust...............................      2,200     56,375
  Spieker Properties, Inc.................................      3,000    105,563
                                                                       ---------
                                                                         161,938
                                                                       ---------
                                       TOTAL COMMON STOCKS
                                         (Cost $2,640,237)   (98.48%)  2,759,494
                                                             --------  ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

                                                 INTEREST   PAR VALUE    MARKET
ISSUER, DESCRIPTION                                RATE   (000s OMITTED)  VALUE
-------------------                                ----   --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreements (5.35%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc.
   Dated 06-30-97, Due 07-01-97
   (secured by U.S. Treasury Notes
   5.625% thru 8.125% Due 07-31-97
   thru 11-15-04), - Note A...................     5.970%       $150  $  150,000
                                                                      ----------
Corporate Savings Account ( 0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.........................                               497
                                                                      ----------
                  TOTAL SHORT-TERM INVESTMENTS                (5.37%)    150,497
                                                            -------   ----------
                             TOTAL INVESTMENTS              (103.85%) $2,909,991
                                                            =======   ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Emerging Growth Fund on June 30, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS
Advertising (1.26%)
  Outdoor Systems, Inc.* .............................         300    $   11,475
  Universal Outdoor Holdings, Inc.* ..................         300        10,462
                                                                      ----------
                                                                          21,937
                                                                      ----------
Aerospace (0.74%)
  AAR Corp. ..........................................         400        12,925
                                                                      ----------
Automobile / Trucks (0.77%)
  Budget Group, Inc. (Class A)* ......................         200         6,900
  Keystone Automotive Industries, Inc.* ..............         100         1,700
  Special Devices, Inc. ..............................         300         4,725
                                                                      ----------
                                                                          13,325
                                                                      ----------
Beverages (0.82%)
  Mondavi (Robert) Corp. (Class A)* ..................         300        14,175
                                                                      ----------
Broker Services (1.09%)
  Alex Brown, Inc. ...................................         150        10,594
  Interra Financial, Inc. ............................         200         8,388
                                                                      ----------
                                                                          18,982
                                                                      ----------
Building (1.18%)
  Royal Group Technologies Ltd. (Canada)* ............         400        10,600
  Watsco, Inc. .......................................         400        10,000
                                                                      ----------
                                                                          20,600
                                                                      ----------
Business Services - Misc (3.64%)
  CORESTAFF, Inc.* ...................................         350         9,450
  Fair Isaac & Co., Inc. .............................         200         8,913
  MAXIMUS, Inc.* .....................................         100         1,788
  On Assignment, Inc.* ...............................         300        11,700
  Pre-Paid Legal Services, Inc.* .....................         400         8,450
  Sitel Corp.* .......................................         600        12,375
  StarTek, Inc.* .....................................         700        10,544
                                                                      ----------
                                                                          63,220
                                                                      ----------
Computers (10.58%)
  Advent Software, Inc.* .............................         500        13,312
  Aris Corp.* ........................................         100         2,188
  Aspect Development, Inc.* ..........................         400        10,425
  Baan Co., N.V. (Netherlands)* ......................         100         6,888
  BISYS Group, Inc. (The)* ...........................         300        12,525
  Computer Management Sciences, Inc. * ...............         200         4,100
  Discreet Logic, Inc.* ..............................         500         8,250
  E* TRADE Group, Inc.* ..............................         800        15,700
  Information Management Resources, Inc.* ............         300        13,650
  IONA Technologies PLC, American Depositary
   Receipts (ADR) (Ireland)* .........................         100         1,975
  JDA Software Group, Inc.* ..........................         300        10,237
  National Instruments Corp.* ........................         300        10,575
  National TechTeam, Inc.* ...........................         500        10,687
  Network Appliance, Inc.* ...........................         300        11,400
  Remedy Corp.* ......................................         300        12,000
  RWD Technologies, Inc.* ............................         100         1,725
  Transaction Systems Architects,
   Inc. (Class A)* ...................................         200         6,900
  Visio Corp.* .......................................         300        21,150
  Xionics Document Technologies, Inc.* ...............         700        10,325
                                                                      ----------
                                                                         184,012
                                                                      ----------
Consumer Products Misc. (1.02%)
  Samsonite Corp.* ...................................         400        17,650
                                                                      ----------
Electronics (5.49%)
  Advanced Technology Materials, Inc.* ...............         600        17,625
  Electroglas, Inc.* .................................         300         7,556
  Integrated Circuit Systems, Inc.* ..................         600        13,612
  Level One Communications, Inc.* ....................         300        11,531
  Novellus Systems, Inc.* ............................         100         8,650
  Sawtek, Inc.* ......................................         400        13,500
  SeaMED Corp.* ......................................         100         2,025
  Semtech Corp.* .....................................         300        10,950
  Unitrode Corp.* ....................................         200        10,075
                                                                      ----------
                                                                          95,524
                                                                      ----------
Finance (1.91%)
  Crescent Operating, Inc.* ..........................          40           480
  FIRSTPLUS Financial Group, Inc.* ...................         200         6,800
  Medallion Financial Corp. ..........................         800        15,300
  PMT Services, Inc.* ................................         700        10,675
                                                                      ----------
                                                                          33,255
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Food (1.74%)
 Fine Host Corp.* ....................................         400    $   12,600
 Morningstar Group, Inc.* ............................         600        17,625
                                                                      ----------
                                                                          30,225
                                                                      ----------
Insurance (4.41%)
 Ace, Ltd. (Bermuda) .................................         200        14,775
 Capital Re Corp. ....................................         200        10,700
 CMAC Investment Corp. ...............................         200         9,550
 HCC Insurance Holdings, Inc. ........................         400        10,675
 Life Re Corp. .......................................         200         9,325
 Philadelphia Consolidated Holding Corp.* ............         400        13,600
 Western National Corp. ..............................         300         8,044
                                                                      ----------
                                                                          76,669
                                                                      ----------
Leasing Companies (0.68%)
 Rollins Truck Leasing Corp. .........................         800        11,900
                                                                      ----------
Leisure (3.13%)
 Ballantyne of Omaha, Inc.* ..........................         300         5,400
 Cinar Films, Inc. (Class B) (Canada)* ...............         500        16,250
 Premier Parks, Inc.* ................................         400        14,750
 Silicon Gaming, Inc.* ...............................         800        10,400
 Silverleaf Resorts, Inc.* ...........................         500         7,688
                                                                      ----------
                                                                          54,488
                                                                      ----------
Machinery (1.78%)
 Gardner Denver Machinery, Inc.* .....................         500        14,875
 ITEQ, Inc.* .........................................       1,700        16,150
                                                                      ----------
                                                                          31,025
                                                                      ----------
Media (5.29%)
 American Radio Systems Corp.* .......................         300        11,962
 Central Newspapers, Inc. (Class A) ..................         200        14,325
 Cox Radio, Inc. (Class A)* ..........................         400        10,250
 Gray Communications Systems, Inc. (Class B) .........         400         8,350
 Heftel Broadcasting Corp. (Class A)* ................         300        16,575
 Jacor Communications, Inc.* .........................         200         7,650
 Mecklermedia Corp.* .................................         300         5,700
 Network Event Theater, Inc.* ........................       1,200         5,475
 Univision Communications, Inc.* (Class A) ...........         300        11,737
                                                                      ----------
                                                                          92,024
                                                                      ----------
Medical (7.31%)
 Affymetrix, Inc.* ...................................         300        10,425
 Andrx Corp.* ........................................         300        11,475
 ESC Medical Systems Ltd. (Israel)* ..................         400        10,200
 Health Care & Retirement Corp.* .....................         200         6,675
 Healthcare Recoveries, Inc.* ........................         500         9,687
 Incyte Pharmaceuticals, Inc.* .......................         100         6,700
 Kos Pharmaceuticals, Inc.* ..........................         300         8,325
 Myriad Genetics, Inc.* ..............................         300         8,100
 National Surgery Centers, Inc.* .....................         400        14,150
 Perclose, Inc.* .....................................         400        10,000
 Protein Design Labs, Inc.* ..........................         300         8,550
 Sonus Pharmaceuticals, Inc.* ........................         400        11,250
 Universal Health Services, Inc.* (Class B) ..........         300        11,550
                                                                      ----------
                                                                         127,087
                                                                      ----------
Metal (0.86%)
 Maverick Tube Corp * ................................         400        15,000
                                                                      ----------
Office (0 47%)
 Shelby Williams Industries, Inc .....................         600         8,175
                                                                      ----------
Oil & Gas (5 36%)
 EVI, Inc * ..........................................         200         8,400
 Forcenergy, Inc * ...................................         300         9,113
 Key Energy Group Inc * ..............................         500         8,906
 National-Oilwell, Inc * .............................         200        11,500
 Ocean Energy, Inc * .................................         200         9,250
 Offshore Logistics, Inc * ...........................         400         7,550
 Precision Drilling Corp  (Canada)* ..................         300        14,512
 Pride International, Inc * ..........................         400         9,600
 Stone Energy Corp * .................................         300         8,213
 Vintage Petroleum, Inc ..............................         200         6,150
                                                                      ----------
                                                                          93,194
                                                                      ----------
Pollution Control (3 08%)
 Newpark Resources, Inc * ............................         600        20,250
 Philip Services Corp  (Canada)* .....................       1,500        23,812
 Superior Services, Inc * ............................         400         9,500
                                                                      ----------
                                                                          53,562
                                                                      ----------
Printing - Commercial (0 74%)
 Mail-Well, Inc * ....................................         450        12,825
                                                                      ----------
Real Estate Investment Trust (3 86%)
 Arden Realty Group, Inc .............................         400        10,400
 Beacon Properties Corp ..............................         200         6,675
 Cali Realty Corp ....................................         200         6,800
 Crescent Real Estate Equities Co ....................         400        12,700
 Glenborough Realty Trust, Inc .......................         500        12,625
 Redwood Trust, Inc ..................................         200         9,350
 Starwood Lodging Trust ..............................         200         8,538
                                                                      ----------
                                                                          67,088
                                                                      ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Retail (10.76%)
 Arbor Drugs, Inc. ............................                600    $   12,075
 Cost Plus, Inc.* .............................                400        10,500
 Dominick's Supermarkets, Inc.* ...............                600        15,975
 Furniture Brands International, Inc.* ........                700        13,562
 Hibbett Sporting Goods, Inc.* ................                400         7,200
 Hot Topic, Inc.* .............................                400         9,000
 Linens `N Things, Inc.* ......................                500        14,812
 Logan's Roadhouse, Inc.* .....................                400         9,500
 99 Cents Only Stores* ........................                400        12,050
 Peapod, Inc.* ................................                700         7,875
 Proffitt's, Inc.* ............................                200         8,775
 Quality Food Centers, Inc.* ..................                500        19,000
 Rainforest Cafe, Inc.* .......................                400        10,150
 Stage Stores, Inc.* ..........................                600        15,675
 Starbucks Corp.* .............................                300        11,681
 Tiffany & Co. ................................                200         9,237
                                                                      ----------
                                                                         187,067
                                                                      ----------
Schools / Education (1.93%)
 Computer Learning Centers, Inc.* .............                300        12,600
 Learning Tree International, Inc.* ...........                300        13,312
 Strayer Education, Inc. ......................                200         7,600
                                                                      ----------
                                                                          33,512
                                                                      ----------
Shoes & Related Apparel (0.52%)
 Wolverine World Wide, Inc. ...................                300         9,113
                                                                      ----------
Steel (0.99%)
 Lone Star Technologies, Inc.* ................                600        17,175
                                                                      ----------
Telecommunications (3.52%)
 Comverse Technology, Inc.* ...................                400        20,800
 MRV Communications Inc.* .....................                400        11,800
 REMEC, Inc.* .................................                750        17,625
 RF Micro Devices, Inc.* ......................                100         1,913
 Tel-Save Holdings, Inc.* .....................                600         9,150
                                                                      ----------
                                                                          61,288
                                                                      ----------
Textile (1.30%)
 Culp, Inc. ...................................                600        10,875
 Cutter & Buck, Inc.* .........................                400         6,500
 Nautica Enterprises, Inc.* ...................                200         5,288
                                                                      ----------
                                                                          22,663
                                                                      ----------
Tobacco (0.34%)
 General Cigar Holdings, Inc.* ................                200         5,888
                                                                      ----------
Transport (1.48%)
 Carey International, Inc.* ...................                800        12,200
 Eagle USA Airfreight, Inc.* ..................                400        10,850
 Ryanair Holdings PLC (ADR) (Ireland)* ........                100         2,713
                                                                      ----------
                                                                          25,763
                                                                      ----------
                   TOTAL COMMON STOCKS (88.05%)
                              (Cost $1,325,593)            (88.05%)    1,531,336
                                                            ------    ----------

                                                 INTEREST   PAR VALUE    MARKET
                                                   RATE  (000s OMITTED)  VALUE
                                                   ----  --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.79%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities
   USA, Inc. - Dated 06-30-97,
   Due 07-01-97 (secured by
   U.S. Treasury Notes, 5.625%
   thru 8.125%, Due 07-31-97
   thru 11-15-04) - Note A ...................     5.97%      $205       205,000
                                                                      ----------
Corporate Savings Account (0.03%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ........................                               549
                                                                      ----------
TOTAL SHORT-TERM INVESTMENTS ......................        (11.82%)      205,549
                                                            ------    ----------
           TOTAL INVESTMENTS ......................        (99.87%)   $1,736,885
                                                            ======    ==========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

          John Hancock Funds - Declaration Trust -- V.A. Discovery Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Discovery Fund on June 30, 1997. It's divided into two main categories: common stock and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS
Advertising (1.27%)
  Outdoor Systems, Inc.* ............................          700      $ 26,775
                                                                      ----------
Aerospace (1.37%)
  AAR Corp. .........................................          900        29,081
                                                                      ----------
Automobile / Trucks (0.42%)
  Lear Corp.* .......................................          200         8,875
                                                                      ----------
Beverages (1.56%)
  Mondavi (Robert) Corp. (Class A)* .................          700        33,075
                                                                      ----------
Building (0.88%)
  Royal Group Technologies Ltd.* (Canada) ...........          700        18,550
                                                                      ----------
Business Services - Misc (1.74%)
  Corrections Corporation of America* ...............          700        27,825
  StarTek, Inc.* ....................................          600         9,038
                                                                      ----------
                                                                          36,863
                                                                      ----------
Computers (11.59%)
  America Online, Inc.* .............................          500        27,813
  Aspect Development, Inc.* .........................          800        20,850
  Baan Co., N.V. * (Netherlands) ....................          300        20,663
  BMC Software, Inc.* ...............................          600        33,225
  Cisco Systems, Inc.* ..............................          400        26,850
  E* TRADE Group, Inc.* .............................        1,800        35,325
  Network Appliance, Inc.* ..........................          900        34,200
  Oracle Corp.* .....................................          500        25,187
  Visio Corp.* ......................................          300        21,150
                                                                      ----------
                                                                         245,263
                                                                      ----------
Consumer Products Misc. (1.67%)
  Samsonite Corp.* ..................................          800        35,300
                                                                      ----------
Electronics (8.56%)
  Advanced Technology Materials, Inc.* ..............        1,000        29,375
  Altera Corp.* .....................................          500        25,250
  ASM Lithography Holding N.V.* (Netherlands) .......          400        23,400
  Level One Communications, Inc.* ...................          600        23,062
  Novellus Systems, Inc.* ...........................          300        25,950
  SeaMED Corp.* .....................................          100         2,025
  Semtech Corp.* ....................................          600        21,900
  Unitrode Corp.* ...................................          600        30,225
                                                                      ----------
                                                                         181,187
                                                                      ----------
Finance (3.40%)
 First Data Corp. ...................................          600        26,363
 FIRSTPLUS Financial Group, Inc.* ...................          500        17,000
 Medallion Financial Corp. ..........................        1,500        28,687
                                                                      ----------
                                                                          72,050
                                                                      ----------
Food (2.22%)
 Archer-Daniels-Midland Co. .........................        1,000        23,500
 Morningstar Group, Inc.* ...........................          800        23,500
                                                                      ----------
                                                                          47,000
                                                                      ----------
Insurance (1.07%)
 ARM Financial Group, Inc.* (Class A) ...............          200         4,000
 HCC Insurance Holdings, Inc. .......................          700        18,681
                                                                      ----------
                                                                          22,681
                                                                      ----------
Leisure (1.87%)
 Disney (Walt) Co., (The) ...........................          300        24,075
 Silicon Gaming, Inc.* ..............................        1,200        15,600
                                                                      ----------
                                                                          39,675
                                                                      ----------
Machinery (3.20%)
 Gardner Denver Machinery, Inc.* ....................        1,000        29,750
 ITEQ, Inc.* ........................................        4,000        38,000
                                                                      ----------
                                                                          67,750
                                                                      ----------
Media (3.43%)
 Central Newspapers, Inc. (Class A) .................          500        35,812
 Clear Channel Communications, Inc.* ................          600        36,900
                                                                      ----------
                                                                          72,712
                                                                      ----------
Medical (4.95%)
 Health Management Associates, Inc. (Class A)* ......          800        22,800
 Kos Pharmaceuticals, Inc.* .........................          600        16,650
 Merck & Co., Inc. ..................................          200        20,700
 National Surgery Centers, Inc.* ....................          700        24,763
 Protein Design Labs, Inc.* .........................          700        19,950
                                                                      ----------
                                                                         104,863
                                                                      ----------
Metal (0.89%)
 Maverick Tube Corp.* ...............................          500        18,750
                                                                      ----------
Office (1.05%)
 HON INDUSTRIES, Inc. ...............................          500        22,125
                                                                      ----------
Oil & Gas (9.01%)
 ENSCO International, Inc.* .........................          600        31,650
 EVI, Inc.* .........................................          600        25,200


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

          John Hancock Funds - Declaration Trust -- V.A. Discovery Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Oil & Gas (continued)
 Falcon Drilling Co., Inc.* ..........................         600    $   34,575
 Forcenergy, Inc.* ...................................         600        18,225
 National-Oilwell, Inc.* .............................         500        28,750
 Ocean Energy, Inc.* .................................         400        18,500
 Precision Drilling Corp.* (Canada) ..................         700        33,862
                                                                      ----------
                                                                         190,762
                                                                      ----------
Pollution Control (5.23%)
 Newpark Resources, Inc.* ............................       1,200        40,500
 Philip Services Corp.* (Canada) .....................       3,200        50,800
 USA Waste Services, Inc.* ...........................         500        19,312
                                                                      ----------
                                                                         110,612
                                                                      ----------
Printing - Commercial (1.08%)
 Mail-Well, Inc.* ....................................         800        22,800
                                                                      ----------
Real Estate Investment Trust (0.88%)
 Redwood Trust, Inc. .................................         400        18,700
                                                                      ----------
Retail (9.11%)
 Borders Group, Inc. * ...............................         900        21,712
 Consolidated Stores Corp.* ..........................         875        30,406
 Dollar General Corp. ................................         600        22,500
 Furniture Brands International, Inc.* ...............       1,200        23,250
 Home Depot, Inc. ....................................         500        34,469
 Hot Topic, Inc.* ....................................         800        18,000
 Quality Food Centers, Inc.* .........................         400        15,200
 Starbucks Corp.* ....................................         700        27,256
                                                                      ----------
                                                                         192,793
                                                                      ----------
Schools / Education (1.17%)
 Apollo Group, Inc. (Class A)* .......................         700        24,675
                                                                      ----------
Steel (1.76%)
 Lone Star Technologies, Inc.* .......................       1,300        37,213
                                                                      ----------
Telecommunications (3.91%)
 Comverse Technology, Inc.* ..........................         900        46,800
 QUALCOMM, Inc.* .....................................         600        30,525
 Qwest Communications International, Inc.* ...........         200         5,450
                                                                      ----------
                                                                          82,775
                                                                      ----------
Textile (1.50%)
 Culp, Inc. ..........................................       1,000        18,125
 Polo Ralph Lauren Corp. (Class A)* ..................         500        13,688
                                                                      ----------
                                                                          31,813
                                                                      ----------

                                                 INTEREST   PAR VALUE    MARKET
                                                   RATE  (000s OMITTED)  VALUE
                                                   ----  --------------  -----

Transport (0.13%)
 Ryanair Holdings PLC, American
  Depositary Receipt (ADR),* (Ireland) ...............         100         2,713
                                                                      ----------
                                  TOTAL COMMON STOCKS
                                    (Cost $1,527,226)      (84.92%)    1,797,431
                                                            ------    ----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (14.88%)
 Investment in a joint repurchase
  agreement transaction with
  Toronto-Dominion Securities USA, Inc.
  Dated 06-30-97, Due 07-01-97
  (secured by U.S. Treasury Notes,
  5.625% thru 8.125% Due 07-31-97
  thru 11-15-04) - Note A .......................  5.97%      $315    $  315,000
                                                                      ----------
Corporate Savings Account (0.56%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95% ............................                         11,845
                                                                      ----------
                  TOTAL SHORT-TERM INVESTMENTS ..           (15.44%)     326,845
                                                             ------   ----------
                             TOTAL INVESTMENTS ..          (100.36%)  $2,124,276
                                                           ========   ==========

* Non-income producing security.

Parenthetical disclosure of foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar denominated.

The percentage shown for each investment category is the total of that category as a percentage of net assets of the Fund.

Portfolio Concentration
June 30, 1997
--------------------------------------------------------------------------------
                                                        MARKET VALUE AS A
COUNTRY DIVERSIFICATION                          PERCENTAGE OF FUND'S NET ASSETS
Canada ..............................................          4.88%
Ireland .............................................          0.13
Netherlands .........................................          2.08
United States .......................................         93.27
                                                             ------
                 TOTAL INVESTMENTS ..................        100.36%
                                                             ======


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Independence Equity Fund on June 30, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS
Aerospace (3.36%)
  Northrop Grumman Corp. ..............................        200    $   17,562
  Rockwell International Corp. ........................        100         5,900
  United Technologies Corp. ...........................        700        58,100
                                                                      ----------
                                                                          81,562
                                                                      ----------
Automobile / Trucks (3.78%)
  Autoliv, Inc.* (Sweden) .............................        136         5,321
  Chrysler Corp. ......................................        400        13,125
  Dana Corp. ..........................................        100         3,800
  Ford Motor Co. ......................................      1,400        52,850
  General Motors Corp. ................................        300        16,706
                                                                      ----------
                                                                          91,802
                                                                      ----------
Banks - United States (6.95%)
  BankAmerica Corp. ...................................        800        51,650
  BankBoston Corp. ....................................        100         7,206
  Chase Manhattan Corp. ...............................        200        19,412
  Citicorp ............................................        400        48,225
  First Bank System, Inc. .............................        100         8,537
  Morgan (J.P.) & Co., Inc. ...........................        100        10,437
  NationsBank Corp. ...................................        100         6,450
  Norwest Corp. .......................................        300        16,875
                                                                      ----------
                                                                         168,792
                                                                      ----------
Beverages (1.24%)
  PepsiCo, Inc. .......................................        800        30,050
                                                                      ----------
Broker Services (0.89%)
  Morgan Stanley, Dean Witter, Discover & Co. .........        500        21,531
                                                                      ----------
Building (0.32%)
  Centex Corp. ........................................        100         4,062
  Clayton Homes, Inc. .................................        250         3,562
                                                                      ----------
                                                                           7,624
                                                                      ----------
Chemicals (2.59%)
  Air Products & Chemicals, Inc. ......................        600        48,750
  Monsanto Co. ........................................        200         8,612
  Praxair, Inc. .......................................        100         5,600
                                                                      ----------
                                                                          62,962
                                                                      ----------
Computers (8.06%)
  Adobe Systems, Inc. .................................        100         3,506
  Cadence Design Systems, Inc.* .......................        300        10,050
  Compaq Computer Corp.* ..............................        200        19,850
  Computer Associates International, Inc. .............        200        11,137
  Electronic Data Systems Corp. .......................        100         4,100
  Hewlett-Packard Co. .................................        400        22,400
  International Business Machines Corp. ...............        200        18,037
  Microsoft Corp.* ....................................        500        63,187
  Oracle Corp.* .......................................        300        15,112
  Parametric Technology Corp.* ........................        400        17,025
  Sun Microsystems, Inc.* .............................        300        11,166
                                                                      ----------
                                                                         195,570
                                                                      ----------
Diversified Operations (6.29%)
  AlliedSignal, Inc. ..................................        200        16,800
  Canadian Pacific, Ltd. (Canada) .....................        300         8,531
  Du Pont (E.I.) De Nemours & Co. .....................        800        50,300
  Lockheed Martin Corp. ...............................        100        10,356
  Ogden Corp. .........................................        300         6,525
  Textron, Inc. .......................................        800        53,100
  Tyco International Ltd. .............................        100         6,956
                                                                      ----------
                                                                         152,568
                                                                      ----------
Electronics (5.46%)
  General Electric Co. ................................        800        52,300
  Honeywell, Inc. .....................................        300        22,762
  Intel Corp. .........................................        300        42,544
  Raychem Corp. .......................................        200        14,875
                                                                      ----------
                                                                         132,481
                                                                      ----------
Finance (0.92%)
  American Express Co. ................................        200        14,900
  MBNA Corp. ..........................................        200         7,325
                                                                      ----------
                                                                          22,225
                                                                      ----------
Food (1.59%)
  ConAgra, Inc. .......................................        500        32,062
  General Mills, Inc. .................................        100         6,512
                                                                      ----------
                                                                          38,574
                                                                      ----------
Instruments - Scientific (0.66%)
  Perkin-Elmer Corp. ..................................        200        15,913
                                                                      ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Insurance (7.07%)
 American International Group, Inc. ....................       100    $   14,938
 CIGNA Corp. ...........................................       200        35,500
 Equitable Cos., Inc. ..................................       100         3,325
 General Re Corp. ......................................       400        72,800
 Hartford Financial Services Group Inc. (The) ..........       200        16,550
 Marsh & McLennan Cos., Inc. ...........................       400        28,550
                                                                      ----------
                                                                         171,663
                                                                      ----------
Leisure (1.57%)
 Eastman Kodak Co. .....................................       200        15,350
 HFS, Inc.* ............................................       300        17,400
 Hilton Hotels Corp. ...................................       200         5,313
                                                                      ----------
                                                                          38,063
                                                                      ----------
Machinery (0.61%)
 Cooper Industries, Inc. ...............................       300        14,925
                                                                      ----------
Media (0.64%)
 Time Warner, Inc. .....................................       200         9,650
 Viacom, Inc. (Class B)* ...............................       200         6,000
                                                                      ----------
                                                                          15,650
                                                                      ----------
Medical (13.17%)
 Abbott Laboratories ...................................       400        26,700
 Allegiance Corp. ......................................       300         8,175
 Amgen, Inc.* ..........................................       100         5,813
 Becton, Dickinson & Co. ...............................       200        10,125
 Bristol-Myers Squibb Co. ..............................       700        56,700
 Cardinal Health, Inc. .................................       300        17,175
 Columbia/HCA Healthcare Corp. .........................       200         7,863
 Glaxo Wellcome PLC American
  Depositary Receipt (ADR) (United Kingdom) ............       500        20,906
 HEALTHSOUTH Corp.* ....................................       700        17,456
 Johnson & Johnson .....................................       600        38,625
 Medtronic, Inc. .......................................       100         8,100
 Merck & Co., Inc. .....................................       800        82,800
 Schering-Plough Corp. .................................       400        19,150
                                                                      ----------
                                                                         319,588
                                                                      ----------
Office (1.64%)
 Avery Dennison Corp. ..................................       300        12,038
 Pitney Bowes, Inc. ....................................       400        27,800
                                                                      ----------
                                                                          39,838
                                                                      ----------
Oil & Gas (10.19%)
 Anadarko Petroleum Corp. ..............................       100         6,000
 Atlantic Richfield Co. ................................       200        14,100
 Baker Hughes, Inc. ....................................       400        15,475
 British Petroleum Co. PLC ADR (United Kingdom) ........       400        29,950
 Dresser Industries, Inc. ..............................       700        26,075
 El Paso Natural Gas Co. ...............................       200        11,000
 Halliburton Co. .......................................       200        15,850
 Kerr - McGee Corp. ....................................       200        12,675
 Mobil Corp. ...........................................       200        13,975
 Phillips Petroleum Co. ................................     1,000        43,750
 Texaco Inc. ...........................................       200        21,750
 Unocal Corp. ..........................................       500        19,406
 USX - Marathon Group ..................................       600        17,325
                                                                      ----------
                                                                         247,331
                                                                      ----------
Paper & Paper Products (0.30%)
 James River Corp. of Virginia .........................       200         7,400
                                                                      ----------
Retail (4.44%)
 Costco Cos., Inc.* ....................................       700        23,013
 Home Depot, Inc. ......................................       500        34,469
 Lowe's Cos., Inc. .....................................       600        22,275
 Staples, Inc.* ........................................       400         9,300
 TJX Cos., Inc. ........................................       200         5,275
 Wal-Mart Stores, Inc. .................................       400        13,525
                                                                      ----------
                                                                         107,857
                                                                      ----------
Shoes & Related Apparel (0.88%)
 Nike, Inc. (Class B) ..................................       300        17,513
 Nine West Group, Inc.* ................................       100         3,819
                                                                      ----------
                                                                          21,332
                                                                      ----------
Soap & Cleaning Preparations (2.91%)
 Procter & Gamble Co. (The) ............................       500        70,625
                                                                      ----------
Steel (0.31%)
 British Steel PLC ADR (United Kingdom) ................       300         7,575
                                                                      ----------
Telecommunications (1.76%)
 Harris Corp. ..........................................       200        16,800
 Lucent Technologies, Inc. .............................       359        25,870
                                                                      ----------
                                                                          42,670
                                                                      ----------
Textile (0.97%)
 Fruit of the Loom, Inc. (Class A)* ....................       200         6,200
 Liz Claiborne, Inc. ...................................       200         9,325
 Tommy Hilfiger Corp.* .................................       200         8,038
                                                                      ----------
                                                                          23,563
                                                                      ----------
Tobacco (1.41%)
 Philip Morris Cos., Inc. ..............................       700        31,063
 Universal Corp. .......................................       100         3,175
                                                                      ----------
                                                                          34,238
                                                                      ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Transport (0.73%)
  Norfolk Southern Corp. ..............................        100    $   10,075
  Southwest Airlines Co. ..............................        300         7,763
                                                                      ----------
                                                                          17,838
                                                                      ----------
Utilities (6.17%)
  Baltimore Gas & Electric Co. ........................        200         5,338
  CINergy Corp. .......................................        500        17,406
  Consolidated Edison Co. of NY, Inc. .................        200         5,888
  Consolidated Natural Gas Co. ........................        300        16,144
  Dominion Resources, Inc. ............................        500        18,313
  DQE, Inc. ...........................................        200         5,650
  Entergy Corp. .......................................        400        10,950
  FPL Group, Inc. .....................................        200         9,213
  GTE Corp. ...........................................        900        39,488
  Houston Industries, Inc. ............................        100         2,144
  SBC Communications, Inc. ............................        200        12,375
  Texas Utilities Co. .................................        200         6,888
                                                                      ----------
                                                                         149,797
                                                                      ----------
                                    TOTAL COMMON STOCKS
                                      (Cost $2,087,730)    (96.88%)    2,351,607
                                                            ------    ----------

                                                 INTEREST   PAR VALUE    MARKET
                                                   RATE  (000s OMITTED)  VALUE
                                                   ----  --------------  -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.84%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities USA,
   Inc. Dated 06-30-97, Due 07-01-97
   (secured by U. S. Treasury Notes,
   5.625% thru 8.125%, Due 07-31-97
   thru 11-15-04) - Note A ....................... 5.97%      $69     $   69,000
                                                                      ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.............................                           259
                                                                      ----------
                     TOTAL SHORT-TERM INVESTMENTS           (2.85%)       69,259
                                                           -------    ----------
                                TOTAL INVESTMENTS          (99.73%)   $2,420,866
                                                           =======    ==========
* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS
Advertising (0.11%)
  Interpublic Group, Inc. .............................        200    $   12,263
                                                                      ----------
Aerospace (1.48%)
  Boeing Co. (The) ....................................      1,100        58,369
  General Dynamics Corp. ..............................        100         7,500
  McDonnell Douglas Corp. .............................        300        20,550
  Northrop Grumman Corp. ..............................        100         8,781
  Raytheon Co. ........................................        400        20,400
  Rockwell International Corp. ........................        300        17,700
  United Technologies Corp. ...........................        400        33,200
                                                                      ----------
                                                                         166,500
                                                                      ----------
Agricultural Operations (0.14%)
  Pioneer Hi-Bred International, Inc. .................        200        16,000
                                                                      ----------
Automobile / Trucks (1.82%)
  Chrysler Corp. ......................................      1,100        36,094
  Dana Corp. ..........................................        300        11,400
  Eaton Corp. .........................................        100         8,731
  Ford Motor Co. ......................................      1,900        71,725
  General Motors Corp. ................................      1,200        66,825
  PACCAR, Inc. ........................................        200         9,288
                                                                      ----------
                                                                         204,063
                                                                      ----------
Banks - United States (6.82%)
  Banc One Corp. ......................................        700        33,906
  Bank of New York Co., Inc. ..........................        600        26,100
  BankAmerica Corp. ...................................        600        38,737
  BankBoston Corp. ....................................        200        14,413
  Bankers Trust New York Corp. ........................        100         8,700
  Barnett Banks, Inc. .................................        300        15,750
  Chase Manhattan Corp. ...............................        700        67,944
  Citicorp ............................................        700        84,394
  Comerica, Inc. ......................................        200        13,600
  CoreStates Financial Corp. ..........................        400        21,500
  Fifth Third Bancorp .................................        200        16,412
  First Bank System, Inc. .............................        200        17,075
  First Chicago NBD Corp. .............................        500        30,250
  First Union Corp. ...................................        400        37,000
  Fleet Financial Group, Inc. .........................        400        25,300
  KeyCorp .............................................        400        22,350
  Mellon Bank Corp. ...................................        400        18,050
  Morgan (J.P.) & Co., Inc. ...........................        300        31,312
  National City Corp. .................................        400        21,000
  NationsBank Corp. ...................................      1,200        77,400
  Norwest Corp. .......................................        600        33,750
  PNC Bank Corp. ......................................        500        20,812
  Republic New York Corp. .............................        100        10,750
  SunTrust Banks, Inc. ................................        400        22,025
  US Bancorp ..........................................        200        12,825
  Wachovia Corp. ......................................        300        17,494
  Well Fargo & Co. ....................................        100        26,950
                                                                      ----------
                                                                         765,799
                                                                      ----------
Beverages (3.78%)
  Anheuser-Busch Cos., Inc. ...........................        800        33,550
  Brown-Forman Corp. ..................................        200         9,763
  Coca-Cola Co. (The) .................................      3,900       263,250
  PepsiCo, Inc. .......................................      2,500        93,906
  Seagram Co. Ltd. (The) (Canada) .....................        600        24,150
                                                                      ----------
                                                                         424,619
                                                                      ----------
Broker Services (0.82%)
  Merrill Lynch & Co. .................................        500        29,812
  Morgan Stanley, Dean Witter, Discover & Co. .........        900        38,756
  Salomon, Inc. .......................................        200        11,125
  Schwab (Charles) Corp. ..............................        300        12,206
                                                                      ----------
                                                                          91,899
                                                                      ----------
Building (0.78%)
  Black & Decker Corp. ................................        300        11,156
  Fluor Corp. .........................................        200        11,038
  Georgia-Pacific Corp. ...............................        100         8,538
  Masco Corp. .........................................        300        12,525
  Sherwin Williams Corp. ..............................        300         9,263
  Stanley Works (The) .................................        300        12,000
  Weyerhauser Co. .....................................        300        15,600
  Willamette Industries, Inc. .........................        100         7,000
                                                                      ----------
                                                                          87,120
                                                                      ----------
Business Services - Misc (0.18%)
  Block, H & R, Inc. ..................................        300         9,675
  Dun & Bradstreet Corp. (The) ........................        400        10,500
                                                                      ----------
                                                                          20,175
                                                                      ----------
Chemicals (1.69%)
  Air Products & Chemicals, Inc. ......................        200        16,250
  Dow Chemical Co. ....................................        400        34,850
  Eastman Chemical Co. ................................        200        12,700
  Grace (W R) & Co. ...................................        200        11,025
  Hercules, Inc. ......................................        200         9,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Chemicals (continued)
  Monsanto Co. ........................................        900    $   38,756
  Morton International, Inc. ..........................        300         9,056
  PPG Industries, Inc. ................................        300        17,437
  Praxair, Inc. .......................................        200        11,200
  Rohm & Haas Co. .....................................        100         9,006
  Sigma-Aldrich Corp. .................................        300        10,519
  Union Carbide Corp. .................................        200         9,413
                                                                      ----------
                                                                         189,787
                                                                      ----------
Computers (7.95%)
  Adobe Systems, Inc. * ...............................        300        10,519
  Automatic Data Processing, Inc. .....................        500        23,500
  Bay Networks, Inc.* .................................        400        10,625
  Cabletron Systems, Inc.* ............................        300         8,494
  Ceridian Corp.* .....................................        300        12,675
  Cisco Systems, Inc.* ................................      1,000        67,125
  Cognizant Corp. .....................................        300        12,150
  Compaq Computer Corp.* ..............................        400        39,700
  Computer Associates International, Inc. .............        600        33,412
  Computer Sciences Corp.* ............................        100         7,213
  Dell Computer Corp.* ................................        300        35,231
  Digital Equipment Corp.* ............................        300        10,631
  EMC Corp.* ..........................................        400        15,600
  Hewlett-Packard Co. .................................      1,600        89,600
  International Business Machines Corp. ...............      1,600       144,300
  Microsoft Corp.* ....................................      1,900       240,112
  Oracle Corp.* .......................................      1,100        55,412
  Parametric Technology Corp.* ........................        200         8,513
  Seagate Technology, Inc.* ...........................        400        14,075
  Silicon Graphics, Inc.* .............................        600         9,000
  Sun Microsystems, Inc.* .............................        600        22,331
  3Com Corp.* .........................................        500        22,500
                                                                      ----------
                                                                         892,718
                                                                      ----------
Containers (0.10%)
  Crown Cork & Seal Co., Inc. .........................        200        10,688
                                                                      ----------
Cosmetics & Personal Care (0.97%)
  Avon Products, Inc. .................................        200        14,112
  Gillette Co. ........................................        900        85,275
  International Flavors & Fragrances, Inc. ............        200        10,100
                                                                      ----------
                                                                         109,487
                                                                      ----------
Diversified Operations (3.56%)
  AlliedSignal, Inc. ..................................        400        33,600
  Corning, Inc. .......................................        400        22,250
  Du Pont (E.I.) De Nemours & Co. .....................      1,800       113,175
  Fortune Brands, Inc. ................................        300        11,194
  Ikon Office Solutions, Inc. .........................        300         7,481
  Johnson Controls, Inc. ..............................        300        12,319
  Laidlaw, Inc. (Class B) (Canada) ....................        800        11,050
  Lockheed Martin Corp. ...............................        300        31,069
  Loews Corp. .........................................        200        20,025
  Minnesota Mining & Manufacturing Co. ................        700        71,400
  Tenneco, Inc. .......................................        300        13,556
  Textron, Inc. .......................................        300        19,912
  TRW, Inc. ...........................................        200        11,363
  Tyco International Ltd. .............................        300        20,869
                                                                      ----------
                                                                         399,263
                                                                      ----------
Electronics (6.59%)
  Advanced Micro Devices, Inc.* .......................        300        10,800
  AMP, Inc. ...........................................        300        12,525
  Applied Materials, Inc.* ............................        300        21,244
  Emerson Electric Co. ................................        700        38,544
  General Electric Co. ................................      5,200       339,950
  Honeywell, Inc. .....................................        200        15,175
  Intel Corp. .........................................      1,300       184,356
  LSI Logic Corp.* ....................................        300         9,600
  Micron Technology, Inc. .............................        300        11,981
  National Semiconductor Corp.* .......................        400        12,250
  Parker Hannifin Corp. ...............................        200        12,138
  Raychem Corp. .......................................        200        14,875
  Texas Instruments, Inc. .............................        300        25,219
  W.W. Grainger, Inc. .................................        100         7,819
  Westinghouse Electric Corp. .........................      1,000        23,125
                                                                      ----------
                                                                         739,601
                                                                      ----------
Finance (1.60%)
  Ahmanson (H.F.) & Co. ...............................        200         8,600
  American Express Co. ................................        800        59,600
  Beneficial Corp. ....................................        200        14,212
  First Data Corp. ....................................        700        30,756
  Golden West Financial Corp. .........................        200        14,000
  Great Western Financial Corp. .......................        200        10,750
  Household International, Inc. .......................        200        23,488
  MBNA Corp. ..........................................        500        18,312
                                                                      ----------
                                                                         179,718
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Food (2.90%)
  Archer-Daniels-Midland Co. ..........................        900    $   21,150
  Campbell Soup Co. ...................................        700        35,000
  ConAgra, Inc. .......................................        400        25,650
  CPC International, Inc. .............................        200        18,462
  General Mills, Inc. .................................        300        19,537
  Heinz (H.J.) Co. ....................................        600        27,675
  Hershey Foods Corp. .................................        200        11,063
  Kellogg Co. .........................................        300        25,687
  Quaker Oats Co. .....................................        300        13,463
  Ralston Purina Group ................................        200        16,437
  Sara Lee Corp. ......................................        800        33,300
  Unilever N.V. PLC (Netherlands) .....................        300        65,400
  Wrigley (WM) Jr Co. .................................        200        13,400
                                                                      ----------
                                                                         326,224
                                                                      ----------
Funeral Services & Related (0.12%)
  Service Corporation International ...................        400        13,150
                                                                      ----------
Household (0.31%)
  Newell Co. ..........................................        300        11,888
  Rubbermaid, Inc. ....................................        400        11,900
  Whirlpool Corp. .....................................        200        10,913
                                                                      ----------
                                                                          34,701
                                                                      ----------
Instruments - Scientific (0.16%)
  Perkin-Elmer Corp. ..................................        100         7,956
  Thermo Electron Corp.* ..............................        300        10,200
                                                                      ----------
                                                                          18,156
                                                                      ----------
Insurance (4.41%)
  Aetna, Inc. .........................................        200        20,475
  Allstate Corp. ......................................        700        51,100
  American General Corp. ..............................        400        19,100
  American International Group, Inc. ..................        700       104,563
  Aon Corp. ...........................................        300        15,525
  Chubb Corp. .........................................        300        20,062
  CIGNA Corp. .........................................        100        17,750
  Conseco, Inc. .......................................        300        11,100
  General Re Corp. ....................................        100        18,200
  Hartford Financial Services Group, Inc. (The) .......        200        16,550
  Humana, Inc.* .......................................        500        11,563
  Jefferson Pilot Corp. ...............................        200        13,975
  Lincoln National Corp. ..............................        200        12,875
  Marsh & McLennan Cos., Inc. .........................        200        14,275
  MBIA, Inc. ..........................................        100        11,281
  MGIC Investment Corp. ...............................        200         9,588
  Safeco Corp. ........................................        200         9,338
  St. Paul Cos., Inc. .................................        100         7,625
  Torchmark Corp. .....................................        200        14,250
  Transamerica Corp. ..................................        100         9,356
  Travelers Group, Inc. ...............................      1,000        63,062
  United Healthcare Corp. .............................        300        15,600
  UNUM Corp. ..........................................        200         8,400
                                                                      ----------
                                                                         495,613
                                                                      ----------
Leisure (1.80%)
  Disney (Walt) Co., (The) ............................      1,100        88,275
  Eastman Kodak Co. ...................................        500        38,375
  Hasbro, Inc. ........................................        400        11,350
  HFS, Inc.* ..........................................        200        11,600
  Hilton Hotels Corp. .................................        400        10,625
  ITT Corp.* ..........................................        200        12,213
  Marriott International, Inc. ........................        200        12,275
  Mattel, Inc. ........................................        500        16,938
                                                                      ----------
                                                                         201,651
                                                                      ----------
Machinery (0.91%)
  Case Corp. ..........................................        200        13,775
  Caterpiller Tractor, Inc. ...........................        300        32,212
  Cooper Industries, Inc. .............................        200         9,950
  Deere & Co. .........................................        400        21,950
  Dover Corp. .........................................        200        12,300
  Ingersoll-Rand Co. ..................................        200        12,350
                                                                      ----------
                                                                         102,537
                                                                      ----------
Media (1.62%)
  Comcast Corp. .......................................        500        10,688
  Dow Jones & Co., Inc. ...............................        300        12,056
  Gannett Co., Inc. ...................................        200        19,750
  Harcourt General, Inc. ..............................        200         9,525
  Knight-Ridder, Inc. .................................        200         9,813
  McGraw-Hill Cos., Inc. ..............................        200        11,763
  New York Times Co. ..................................        200         9,900
  Tele-Communications, Inc. (Class A)* ................      1,100        16,363
  Time Warner, Inc. ...................................        900        43,425
  Times Mirror Co. (Class A) ..........................        200        11,050
  Tribune Co. .........................................        200         9,613
  Viacom, Inc. (Class B)* .............................        600        18,000
                                                                      ----------
                                                                         181,946
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Medical (10.49%)
  Abbott Laboratories .................................      1,200    $   80,100
  American Home Products Corp. ........................      1,000        76,500
  Amgen, Inc.* ........................................        400        23,250
  Baxter International, Inc. ..........................        400        20,900
  Becton, Dickinson & Co. .............................        200        10,125
  Boston Scientific Corp.* ............................        300        18,431
  Bristol-Myers Squibb Co. ............................      1,600       129,600
  Cardinal Health, Inc. ...............................        200        11,450
  Columbia/HCA Healthcare Corp. .......................      1,100        43,244
  Guidant Corp. .......................................        100         8,500
  HEALTHSOUTH Corp.* ..................................        500        12,469
  Johnson & Johnson ...................................      2,100       135,187
  Lilly (Eli) & Co. ...................................        900        98,381
  Medtronic, Inc. .....................................        400        32,400
  Merck & Co., Inc. ...................................      1,900       196,650
  Pfizer, Inc. ........................................      1,000       119,500
  Pharmacia & Upjohn, Inc. ............................        800        27,800
  Schering-Plough Corp. ...............................      1,200        57,450
  St. Jude Medical, Inc. * ............................        300        11,700
  Tenet Healthcare Corp.* .............................        500        14,781
  Warner-Lambert Co. ..................................        400        49,700
                                                                      ----------
                                                                       1,178,118
                                                                      ----------
Metal (1.20%)
  Alcan Aluminium Ltd. (Canada) .......................        400        13,875
  Aluminum Co. of America .............................        300        22,612
  Barrick Gold Corp. (Canada) .........................        600        13,200
  Freeport-McMoran Copper & Gold, Inc. ................        400        12,450
  Illinois Tool Works, Inc. ...........................        400        19,975
  Inco, Ltd. (Canada) .................................        300         9,019
  Newmont Mining Corp. ................................        300        11,700
  Phelps Dodge Corp. ..................................        100         8,519
  Placer Dome, Inc. (Canada) ..........................        600         9,825
  Reynolds Metals Co. .................................        200        14,250
                                                                      ----------
                                                                         135,425
                                                                      ----------
Mortgage Banking (1.09%)
  Fannie Mae ..........................................      1,700        74,162
  Federal Home Loan Mortgage Corp. ....................      1,100        37,812
  Green Tree Financial Corp. ..........................        300        10,688
                                                                      ----------
                                                                         122,662
                                                                      ----------
Office (0.58%)
  Avery Dennison Corp. ................................        300        12,038
  Pitney Bowes, Inc. ..................................        200        13,900
  Xerox Corp. .........................................        500        39,437
                                                                      ----------
                                                                          65,375
                                                                      ----------
Oil & Gas (8.45%)
  Amerada Hess Corp. ..................................        200        11,112
  Amoco Corp. .........................................        800        69,550
  Ashland, Inc. .......................................        200         9,275
  Atlantic Richfield Co. ..............................        500        35,250
  Baker Hughes, Inc. ..................................        300        11,606
  Burlington Resources, Inc. ..........................        200         8,825
  Chevron Corp. .......................................      1,000        73,937
  Dresser Industries, Inc. ............................        300        11,175
  Enron Corp. .........................................        400        16,325
  Exxon Corp. .........................................      3,900       239,850
  Halliburton Co. .....................................        200        15,850
  Mobil Corp. .........................................      1,200        83,850
  Occidental Petroleum Corp. ..........................        500        12,531
  Phillips Petroleum Co. ..............................        400        17,500
  Royal Dutch Petroleum Co. (Netherlands) .............      3,200       174,000
  Schlumberger, Ltd. ..................................        400        50,000
  Sonat, Inc. .........................................        200        10,250
  Texaco, Inc. ........................................        400        43,500
  Union Pacific Resources Group .......................        400         9,950
  Unocal Corp. ........................................        400        15,525
  USX - Marathon Group ................................        500        14,437
  Western Atlas, Inc. * ...............................        200        14,650
                                                                      ----------
                                                                         948,948
                                                                      ----------
Paper & Paper Products (1.19%)
  Champion International Corp. ........................        200        11,050
  International Paper Co. .............................        500        24,281
  James River Corp. of Virginia .......................        300        11,100
  Kimberly-Clark Corp. ................................        900        44,775
  Mead Corp. ..........................................        200        12,450
  Temple-Inland, Inc. .................................        200        10,800
  Union Camp Corp. ....................................        200        10,000
  Westvaco Corp. ......................................        300         9,431
                                                                      ----------
                                                                         133,887
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Pollution Control (0.09%)
  Browning-Ferris Industries, Inc. ....................        300    $    9,975
                                                                      ----------
Printing - Commercial (0.10%)
  Donnelley (R.R.) & Sons .............................        300        10,988
                                                                      ----------
Retail (5.22%)
  Albertson's, Inc. ...................................        400        14,600
  American Stores Co. .................................        200         9,875
  Circuit City Stores, Inc. ...........................        300        10,669
  Costco Cos., Inc.* ..................................        300         9,863
  CUC International, Inc. * ...........................        600        15,487
  CVS Corp. ...........................................        300        15,375
  Dayton Hudson Corp. .................................        300        15,956
  Dillards, Inc. ......................................        300        10,388
  Federated Department Stores, Inc.* ..................        300        10,425
  Gap, Inc. (The) .....................................        400        15,550
  Genuine Parts Co. ...................................        300        10,163
  Home Depot, Inc. ....................................        800        55,150
  Kmart Corp.* ........................................        800         9,800
  Kroger Co. * ........................................        400        11,600
  Limited, Inc. (The) .................................        600        12,150
  Lowe's Cos., Inc. ...................................        300        11,138
  May Department Stores ...............................        400        18,900
  McDonald's Corp. ....................................      1,100        53,144
  Nordstrom, Inc. .....................................        200         9,813
  Penney, J.C. Co., Inc. ..............................        400        20,875
  Rite Aid Corp. ......................................        200         9,975
  Sears, Roebuck & Co. ................................        600        32,250
  Sysco Corp. .........................................        300        10,950
  TJX Cos., Inc. ......................................        400        10,550
  Toys "R" Us, Inc.* ..................................        500        17,500
  Wal-Mart Stores, Inc. ...............................      3,600       121,725
  Walgreen Co. ........................................        400        21,450
  Winn-Dixie Stores, Inc. .............................        300        11,175
  Woolworth Corp. * ...................................        400         9,600
                                                                      ----------
                                                                         586,096
                                                                      ----------
Rubber - Tires & Misc (0.11%)
  Goodyear Tire & Rubber Co. (The) ....................        200        12,663
                                                                      ----------
Shoes & Related Apparel (0.26%)
  Nike, Inc. (Class B) ................................        500        29,188
                                                                      ----------
Soap & Cleaning Preparations (1.79%)
  Clorox Co. ..........................................        100        13,200
  Colgate-Palmolive Co. ...............................        500        32,625
  Procter & Gamble Co. (The) ..........................      1,100       155,375
                                                                      ----------
                                                                         201,200
                                                                      ----------
Steel (0.20%)
  Allegheny Teledyne, Inc. ............................        400        10,800
  Nucor Corp. .........................................        200        11,300
                                                                      ----------
                                                                          22,100
                                                                      ----------
Telecommunications (4.26%)
  AT&T Corp. ..........................................      2,600        91,162
  Airtouch Communications, Inc. * .....................        800        21,900
  DSC Communications Corp. * ..........................        400         8,900
  General Instrument Corp.* ...........................        400        10,000
  Harris Corp. ........................................        100         8,400
  Lucent Technologies, Inc. ...........................      1,000        72,062
  MCI Communications Corp. ............................      1,100        42,109
  Motorola, Inc. ......................................        900        68,400
  Northern Telecom Ltd. (Canada) ......................        400        36,400
  Sprint Corp. ........................................        700        36,837
  Tellabs, Inc.* ......................................        300        16,763
  U.S. Media Group, Inc.* .............................      1,000        20,250
  WorldCom, Inc.* .....................................      1,400        44,800
                                                                      ----------
                                                                         477,983
                                                                      ----------
Textile (0.07%)
  V.F. Corp. ..........................................        100         8,475
                                                                      ----------
Tobacco (1.64%)
  Philip Morris Cos., Inc. ............................      3,900       173,062
  UST, Inc. ...........................................        400        11,100
                                                                      ----------
                                                                         184,162
                                                                      ----------
Transport (1.09%)
  AMR Corp.* ..........................................        100         9,250
  Burlington Northern Santa Fe ........................        200        17,975
  CSX Corp. ...........................................        300        16,650
  Delta Air Lines, Inc. ...............................        100         8,200
  Federal Express Corp. * .............................        200        11,550
  Norfolk Southern Corp. ..............................        200        20,150
  Southwest Airlines Co. ..............................        400        10,350
  Union Pacific Corp. .................................        400        28,200
                                                                      ----------
                                                                         122,325
                                                                      ----------
Utilities (6.98%)
  Alltel Corp. ........................................        300        10,031
  American Electric Power Co., Inc. ...................        300        12,600
  Ameritech Corp. .....................................        900        61,144
  Baltimore Gas & Electric Co. ........................        400        10,675
  Bell Atlantic Corp. .................................        700        53,112
  BellSouth Corp. .....................................      1,600        74,200
  Carolina Power & Light Co. ..........................        300        10,763

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Utilities (continued)
  Central & South West Corp. ..........................        500    $   10,625
  CINergy Corp. .......................................        300        10,444
  Coastal Corp. .......................................        200        10,638
  Columbia Gas System, Inc. ...........................        200        13,050
  Consolidated Edison Co. of NY, Inc. .................        400        11,775
  Consolidated Natural Gas Co. ........................        200        10,763
  Dominion Resources, Inc. ............................        300        10,988
  DTE Energy Co. ......................................        400        11,050
  Duke Energy Corp. ...................................        300        14,381
  Edison International ................................        700        17,412
  Entergy Corp. .......................................        400        10,950
  FPL Group, Inc. .....................................        300        13,819
  GPU, Inc. ...........................................        300        10,763
  GTE Corp. ...........................................      1,500        65,812
  Houston Industries, Inc. ............................        500        10,719
  Northern States Power Co. ...........................        200        10,350
  NYNEX Corp. .........................................        700        40,337
  PacifiCorp ..........................................        500        11,000
  PECO Energy Co. .....................................        500        10,500
  PG&E Corp. ..........................................        700        16,975
  Public Service Enterprise Group, Inc. ...............        400        10,000
  SBC Communications, Inc. ............................      1,500        92,812
  Southern Co. ........................................      1,100        24,062
  Texas Utilities Co. .................................        400        13,775
  Unicom Corp. ........................................        500        11,125
  Union Electric Co. ..................................        300        11,306
  US WEST Communications Group ........................        800        30,150
  Waste Management, Inc. ..............................        700        22,487
  Williams Cos., Inc. (The) ...........................        300        13,125
                                                                      ----------
                                                                         783,718
                                                                      ----------
                                    TOTAL COMMON STOCKS
                                     (Cost $10,888,255)     95.43%    10,716,966
                                                            ------    ----------

                                                 INTEREST   PAR VALUE    MARKET
                                                   RATE  (000s OMITTED)  VALUE
                                                   ----  --------------  -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.52%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities
   USA, Inc. Dated 06-30-97,
   Due 07-01-97 (secured by
   U.S. Treasury Notes, 5.625%
   thru 6.375% Due 04-30-99
   thru 06-30-02) - Note A..................       5.97%       508       508,000
                                                                     -----------
                            TOTAL SHORT-TERM INVESTMENTS     4.52%       508,000
                                                            -----    -----------
                                       TOTAL INVESTMENTS    99.95%   $11,224,966
                                                            ======   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Schedule of Investments
June 30, 1997 (Unaudited)

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks.
--------------------------------------------------------------------------------

                                                                                           COMPOUND
NUMBER                                                                                      GROWTH    MARKET
OF SHARES                    COMMON STOCKS (78.89%)                                          RATE      VALUE
---------                                                                                    ----      -----
Advertising (0.97%)
  600     Interpublic Group, Inc. @ 61 5/16                                                         $  36,787
                                                                                                    ---------
          One of the largest advertising agencies in the world
          Earnings P/S.......$.91, 1.05, 1.12, 1.17, 1.32, 1.39, 1.69, 1.89, 1.69, 2.60      12.4%
          Dividends P/S ............. $.22, .26, .32, .37, .41, .45, .49, .55, .61, .67      13.2%
          Price/Earnings Ratio ....................................................24.6
Aerospace (1.55%)
1,000     Rockwell International Corp. @ 59............................................                59,000
                                                                                                    ---------
          Leading producer of aerospace, automotive and electronics products
          Earnings P/S .....$1.98, 2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79       7.5%
          Dividend P/S ............$.68, .72, .77, .82, .88, .92, .96, 1.04, 1.10, 1.16       6.5%
          Price/Earnings Ratio.....................................................14.7
Banks (5.11%)
  800     Banc One Corp. @ 48 7/16.....................................................                38,750
          Ohio-based bank holding company
          Earnings P/S......$ 1.56, 1.66, 1.83, 1.64, 1.75, 2.27, 2.70, 2.16, 3.00, 3.32      8.8%
          Dividends P/S............$ .45, .50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36     13.1%
          Price/Earnings Ratio......................................................14.7
1,000     BB&T Corp. @ 45...............................................................               45,000
          Multi-regional bank holding company
          Earnings P/S.......$ 1.14, 1.12, 1.33, 1.04, 1.43, 1.92, .09, 1.61, 2.43, 2.66      9.9%
          Dividends P/S..............$ .34, .36, .39, .42, .46, .50, .64, .74, .86, 1.00     12.7%
          Price/Earnings Ratio......................................................17.1
  700     First Tennessee National Corp. @ 48...........................................               33,600
          Tennessee-based bank holding company
          Earnings P/S........$ 1.10, .65, .98, 1.23, 1.50, 1.62, 1.77, 2.08, 2.47, 2.72     10.6%
          Dividends P/S..............$ .40, .43, .49, .54, .57, .63, .75, .87, .97, 1.10     11.9%
          Price/Earnings Ratio......................................................17.9
  400     First Union Corp. @ 92 1/2....................................................               37,000
          North Carolina-based bank holding company
          Earnings P/S........$ 1.10, .65, .98, 2.52, 2.37, 2.92, 4.71, 4.62, 4.70, 6.17     21.1%
          Dividends P/S.......$ .77, .86, 1.00, 1.08, 1.12, 1.28, 1.50, 1.72, 1.96, 2.20     12.4%
          Price/Earnings Ratio......................................................15.7
  700     Norwest Corp. @ 56 1/4........................................................               39,375
          The 12th largest bank holding company in the U.S.
          Earnings P/S........$1.12, 1.25, 1.36, .46, 1.49, 1.53, 1.99, 2.52, 2.84, 3.17     12.3%
          Dividends P/S...............$.30, .32, .38, .42, .47, .54, .64, .77, .90, 1.05     14.9%
          Price/Earnings Ratio......................................................18.7
                                                                                                    ---------
                                                                                                      193,725
                                                                                                    ---------

                                                                                           COMPOUND
NUMBER                                                                                      GROWTH    MARKET
OF SHARES                    COMMON STOCKS                                                   RATE      VALUE
---------                                                                                    ----      -----
Beverages (0.99%)
1,000     PepsiCo, Inc. @ 37 9/16.......................................................            $  37,562
                                                                                                    ---------
          Second largest soft drink company
          Earnings P/S.............$ .49, .57, .68, .70, .69, .82, 1.00, 1.14, 1.04, .75      4.8%
          Dividends P/S...............$ .11, .14, .16, .19, .23, .26, .31, .35, .39, .45     16.9%
          Price/Earnings Ratio......................................................36.1
Building (5.22%)
2,100     Masco Corp. @ 41 3/4..........................................................               87,675
          Manufactures buildings, home improvement and consumer products
          Earnings P/S ........$ 2.10, 1.42, .91, .57, .46, 1.30, 1.48, 1.14, 1.20, 1.97      NMF
          Dividends P/S...............$ .38, .44, .50, .54, .57, .61, .65, .69, .73, .77      8.2%
          Price/Earnings Ratio........................................................21
6,000     RPM, Inc. @ 18 3/8............................................................              110,250
          Manufacturer of specialty chemicals and coatings to
            waterproof and rustproof structures
          Earnings P/S................$ .38, .45, .42, .40, .50, .44, .73, .81, .89, .97     11.0%
          Dividends P/S................$.21, .25, .27, .30, .34, .37, .39, .42, .46, .49      9.9%
          Price/Earnings Ratio......................................................19.3
                                                                                                    ---------
                                                                                                      197,925
                                                                                                    ---------
Chemicals (10.10%)
2,400     BetzDearborn, Inc. @ 66.......................................................              158,400
          Produces and markets a wide range of engineered programs
            and specialty chemical products for process systems
          Earnings P/S......$ 1.58, 1.73, 2.02, 1.47, 2.53, 2.67, 2.04, 2.45, 2.30, 2.04      2.9%
          Dividends P/S........$ .74, .80, .89, 1.01, 1.16, 1.30, 1.38, 1.42, 1.46, 1.49      8.1%
          Price/Earnings Ratio......................................................30.9
4,000     Schulman (A), Inc. @ 24 5/8...................................................               98,500
          Manufactures plastic compounds, buys and sells plastic resins and distributes plastic products and synthetic rubber for
            prime producers in domestic and international markets
          Earnings P/S..........$ .73, .82, .95, .76, 1.11, 1.01, 1.14, 1.48, 1.07, 1.32      6.8%
          Dividends P/S...............$ .09, .11, .14, .16, .19, .22, .26, .30, .34, .38     17.4%
          Price/Earnings Ratio......................................................17.5
3,600     Sigma - Aldrich Corp. @ 35 1/16...............................................              126,225
          Manufacturer of biochemical and organic products used for
           research and diagnostics
          Earnings P/S..........$ .575, .65, .72, .59, .84, .99, .1.11, 1.14, 1.36, 1.52     11.4%
          Dividends P/S.........$ .075, .085, .095, .10, .115, .13, .15, .17, .19, .2275     13.1%
          Price/Earnings Ratio......................................................22.9
                                                                                                    ---------
                                                                                                      383,125
                                                                                                    ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                           COMPOUND
NUMBER                                                                                      GROWTH    MARKET
OF SHARES                    COMMON STOCKS                                                   RATE      VALUE
---------                                                                                    ----      -----
Computers (3.60%)
     800  Automatic Data Processing, Inc. @ 47..........................................            $  37,600
          Largest independent computing services firm in the U.S.
          Earnings P/S...........$ .54, .62, .72, .79, .90, 1.01, 1.15, 1.34, 1.53, 1.74     13.9%
          Dividends P/S...............$ .11, .13, .15, .17, .20, .23, .26, .29, .35, .42     16.1%
          Price/Earnings Ratio......................................................27.6
     500  Electronic Data Systems Corp. @ 41............................................               20,500
          Provides information technology services to companies worldwide
          Earnings P/S.........$ .79, .91, 1.04, 1.03, 1.21, 1.37, 1.55, 1.77, 1.99, .84      0.7%
          Dividends P/S...............$ .13, .17, .24, .28, .32, .36, .40, .48, .52, .60     18.5%
          Price/Earnings Ratio......................................................50.5
   1,400  Hewlett-Packard Co. @ 56......................................................               78,400
          Manufactures and services electronic measurement, analysis and computation instruments
          Earnings P/S..........$ 1.25, 1.68, 1.76, .77, .83, .93, .86, 1.31, 1.92, 2.63      8.6%
          Dividends P/S...............$ .06, .07, .10, .11, .13, .20, .24, .29, .38, .46     25.4%
          Price/Earnings Ratio......................................................22.1
                                                                                                    ---------
                                                                                                      136,500
                                                                                                    ---------
Containers (3.19%)
2,800     Bemis Company, Inc. @ 43 1/4..................................................              121,100
                                                                                                    ---------
          Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
          Earnings P/S...........$ .74, .90, .99, .97, 1.08, 1.10, .94, 1.45, 1.73, 1.86     10.8%
          Dividends P/S................$.18, .22, .30, .36, .42, .46, .50, .54, .64, .72     16.7%
          Price/Earnings Ratio......................................................24.4
Diversified Operations (3.63%)
1,400     DuPont (E.I.) De Nemours & Co. @ 62 7/8.......................................               88,025
          Nation's largest chemical manufacturer
          Earnings P/S.........$ 1.52, 1.77, 1.70, 1.69, .92, .76, .52, 2.23, 2.89, 3.35      9.2%
          Dividends P/S.........$ .55, .625, .725, .81, .84, .87, .88, .91, 1.015, 1.115      8.2%
          Price/Earnings Ratio......................................................19.1
2,000     Ikon Office Solutions, Inc. @ 24 15/16........................................               49,875
          Distributor of office and paper products
          Earnings P/S...........$ 1.15, 1.96, .91, .81, 1.04, 1.18, .05, .74, 1.55, .97      NMF
          Dividends P/S...............$ .26, .28, .31, .34, .36, .37, .39, .41, .43, .45      6.3%
          Price/Earnings Ratio......................................................27.6
                                                                                                    ---------
                                                                                                      137,900
                                                                                                    ---------
Electronics (8.12%)
2,800     AMP, Inc. @ 41 3/4............................................................              116,900
          World's largest manufacturer of electrical/electronic connectors
          Earnings P/S......$ 1.48, 1.32, 1.35, 1.31, 1.23, 1.39, 1.44, 1.83, 2.01, 1.24       NMF
          Dividends P/S..............$ .43, .50, .60, .68, .72, .76, .80, .84, .92, 1.00      9.8%
          Price/Earnings Ratio......................................................36.7
1,200     Emerson Electric Co. @ 55 1/16................................................               66,075
          Produces and sells electrical/electronic products and systems
          Earnings P/S......$ 1.16, 1.32, 1.38, 1.40, 1.44, 1.53, 1.91, 1.95, 2.15, 2.39      8.4%
          Dividends P/S...........$ .49, .515, .58, .64, .67, .70, .735, .80, .92, 1.005      8.3%
          Price/Earnings Ratio......................................................23.1
  600     General Electric Co. @ 65 3/8.................................................               39,225
          Dominant force in home appliances, electrical power,
            and financial services
          Earnings P/S.......$ .94, 1.09, 1.22, 1.26, 1.28, 1.12, 1.57, 1.84, 2.07, 2.34      10.7%
          Dividends P/S..............$ .325, .35, .41, .47, .51, .56, .63, .72, .82, .92      12.3%
          Price/Earnings Ratio......................................................29.7
1,100     Grainger (W.W.), Inc. @ 78 3/16...............................................               86,006
          Leading distributor of electrical equipment
          Earnings P/S......$ 1.57, 1.96, 2.19, 2.31, 2.38, 2.70, 3.04, 2.61, 3.70, 4.09      11.2%
          Dividends P/S...............$ .39, .43, .50, .57, .61, .65, .71, .78, .89, .98      10.8%
          Price/Earnings Ratio......................................................20.7
                                                                                                    ---------
                                                                                                      308,206
                                                                                                    ---------
Food (2.53%)
3,000     Archer-Daniel Midland Co. @ 23 1/2............................................               70,500
          Processes and merchandises agricultural products
          Earnings P/S..............$ .62, .75, .85, .73, .79, .87, .81, 1.25, 1.40, .74       2.0%
          Dividends P/S......$ .028, .029, .034, .048, .05, .053, .056, .066, .116, .193      23.9%
          Price/Earnings Ratio......................................................31.7
  400     ConAgra, Inc. @ 64 1/8........................................................               25,650
          Leader in frozen & processed foods, and distributor of agricultural supplies
          Earnings P/S........$ .85, 1.08, 1.25, 1.41, 1.49, 1.58, 1.81, 2.06, .79, 2.68      13.6%
          Dividends P/S...............$ .27, .31, .36, .42, .48, .56, .65, .75, .86, .99      15.5%
          Price/Earnings Ratio......................................................24.2
                                                                                                    ---------
                                                                                                       96,150
                                                                                                    ---------
Insurance (4.31%)
  700     AFLAC Corp. @ 47 1/4..........................................................               33,075
          Global specialty insurer
          Earnings P/S..........$ .72, .53, .77, .82, 1.03, 1.26, 1.65, 2.01, 2.38, 2.78      16.2%
          Dividends P/S...............$ .12, .13, .15, .18, .20, .23, .26, .30, .34, .39      14.0%
          Price/Earnings Ratio......................................................18.4
  200     American International Group @ 149 3/8........................................               29,875
          Broadly based property-casualty insurance organization
          Earnings P/S......$ 4.42, 4.61, 4.86, 3.09, 3.31, 3.55, 4.09, 4.72, 5.52, 6.39       4.2%
          Dividends P/S...............$ .09, .13, .16, .18, .21, .24, .26, .29, .32, .37      17.0%
          Price/Earnings Ratio......................................................23.9
  150     General RE Corp. @ 182........................................................               27,300
          Broadly based re-insurance organization
          Earnings P/S.....$ 5.04, 6.52, 6.89, 6.96, 7.44, 7.07, 7.38, 9.02 10.59, 11.08       9.2%
          Dividends P/S.....$ 1.00, 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04       8.2%
          Price/Earnings Ratio......................................................17.2
1,000     Reliastar Financial Corp. @ 73 1/8............................................               73,125
          Financial services company engaged in life/health insurance and consumer finance
          Earnings P/S......$ 1.58, 2.07, 1.99, 1.96, 1.67, 2.26, 2.83, 3.48, 4.62, 5.04      13.8%
          Dividends P/S..............$ .47, .57, .59, .65, .69, .73, .79, .88, .98, 1.09       9.8%
          Price/Earnings Ratio......................................................15.4
                                                                                                    ---------
                                                                                                      163,375
                                                                                                    ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                           COMPOUND
NUMBER                                                                                      GROWTH    MARKET
OF SHARES                    COMMON STOCKS                                                   RATE      VALUE
---------                                                                                    ----      -----
Machinery (4.00%)
1,400     Dover Corp. @ 61 1/2..........................................................            $  86,100
          Manufactures a variety of specialized industrial products
          Earnings P/S......$ 1.11, 1.14, 1.28, 1.23, 1.09, 1.16, 1.46, 1.93, 2.60, 3.47     13.5%
          Dividends P/S...............$ .26, .31, .35, .38, .41, .43, .45, .49, .56, .64     10.5%
          Price/Earnings Ratio......................................................18.3
2,000     Pentair, Inc. @ 32 7/8........................................................               65,750
          Manufactures enclosures for electrical, electronic, woodworking and power tool equipment
          Earnings P/S.........$ 1.12, .95, .80, .89, 1.11, 1.11, 1.14, 1.32, 1.54, 1.91      6.1%
          Dividends P/S...............$ .21, .22, .27, .29, .31, .33, .34, .36, .40, .50     10.1%
          Price/Earnings Ratio......................................................18.1
                                                                                                    ---------
                                                                                                      151,850
                                                                                                    ---------
Media (2.38%)
  200     Gannett Co., Inc. @ 98 3/4....................................................               19,750
          Publishes 81 daily/50 nondaily newspapers, operates 10 TV , 8 FM and 7 AM stations
          Earnings P/S......$ 2.26, 2.47, 2.36, 2.21, 2.06, 2.48, 2.81, 3.33, 3.28, 4.90      9.0%
          Dividends P/S......$ .94, 1.02, 1.11, 1.21, 1.24, 1.26, 1.30, 1.34, 1.38, 1.42      4.7%
          Price/Earnings Ratio......................................................21.1
1,200     McGraw-Hill Companies, Inc. @ 58 13/16........................................              $70,575
          Provides informational products and services for business and industry
          Earnings P/S........$ 1.92, .91, 1.77, 1.73, 1.51, 1.60, .11, 2.04, 2.30, 4.95     11.1%
          Dividends P/S.......$ .84, .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32      5.2%
          Price/Earnings Ratio......................................................12.3
                                                                                                    ---------
                                                                                                       90,325
                                                                                                    ---------
Medical (6.37%)
  500     American Home Products Corp. @ 76 1/2.........................................               38,250
          Leading manufacturer of ethical pharmaceuticals
          Earnings P/S......$ 1.60, 1.77, 1.96, 3.07, 1.85, 2.26, 2.39, 3.48, 1.84, 3.09      7.6%
          Dividends P/S........$ .83, .90, .98, 1.08, 1.19, 1.33, 1.43, 1.47, 1.51, 1.57      7.3%
          Price/Earnings Ratio......................................................25.2
2,000     Baxter International, Inc. @ 52 1/4...........................................              104,500
          The company operates four divisions: renal, biotech, cardiovascular and intravenous systems and international distribution
          Earnings P/S.....$ 1.30, 1.49, (.05), 1.91, 1.81, 1.73, (.70), 2.01, 1.50, .86       NMF
          Dividends P/S.............$ .41, .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11     11.7%
          Price/Earnings Ratio......................................................67.1
  400     Johnson & Johnson @ 64 3/8....................................................               25,750
          Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
          Earnings P/S..........$ .71, .80, .86, .99, 1.12, 1.28, 1.41, 1.65, 1.94, 2.26     13.7%
          Dividends P/S...............$ .20, .24, .28, .33, .39, .45, .51, .57, .64, .74     15.7%
          Price/Earnings Ratio......................................................27.7
  300     Lilly (Eli) & Co. @ 109 5/16..................................................               32,794
          Major producer of prescription and non-prescription drugs, health products
          Earnings P/S.......$ 1.34, 1.60, 1.95, 2.05, 2.33, 1.29, .73, 2.18, 2.36, 2.86      8.8%
          Dividends P/S.........$ .50, .57, .67, .82, 1.00, 1.10, 1.21, 1.25, 1.31, 1.37     11.9%
          Price/Earnings Ratio........................................................40
  500     Medtronic, Inc. @ 81..........................................................               40,500
          Leading manufacturer of medical devices and instruments
          Earnings P/S............$ .40, .46, .48, .56, .68, .89, 1.01, 1.28, 1.94, 2.23     21.0%
          Dividends P/S...............$ .06, .07, .09, .10, .12, .14, .17, .21, .26, .32     20.4%
          Price/Earnings Ratio......................................................41.2
                                                                                                    ---------
                                                                                                      241,794
                                                                                                    ---------
Metal (0.58%)
1,200     Worthington Industries, Inc. @ 18 5/16........................................               21,975
                                                                                                    ---------
          Manufactures metal and plastic products
          Earnings P/S..............$ .61, .70, .61, .50, .63, .74, .94, 1.29, 1.01, .96      5.2%
          Dividends P/S...............$ .17, .19, .23, .26, .28, .32, .34, .39, .43, .47     20.8%
          Price/Earnings Ratio......................................................20.4
Office (0.92%)
  500     Pitney Bowes, Inc. @ 69 1/2...................................................               34,750
                                                                                                    ---------
          Manufactures office automation equipment
          Earnings P/S......$ 1.54, 1.19, 1.34, 1.35, 1.79, 1.98, 1.99, 2.33, 2.75, 3.23      8.6%
          Dividends P/S............$ .38, .46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38     15.4%
          Price/Earnings Ratio......................................................22.1
Oil & Gas (1.71%)
  600     Exxon Corp. @ 61 1/2..........................................................               36,900
          Major factor in the crude oil, natural gas and chemical industry
          Earnings P/S......$ 2.01, 2.15, 1.17, 2.37, 1.87, 1.85, 2.10, 2.24, 2.68, 3.13      5.0%
          Dividends P/S..$ .95, 1.075, 1.15, 1.235, 1.34, 1.415, 1.44, 1.455, 1.50, 1.56      5.7%
          Price/Earnings Ratio......................................................19.9
  400     Mobil Corp. @ 69 7/8..........................................................               27,950
          One of the largest integrated, international oil companies with interest in petrochemicals and plastics
          Earnings P/S......$ 5.07, 4.40, 4.60, 4.65, 2.70, 1.60, 2.02, 2.60, 2.27, 3.07       NMF
          Dividends P/S.....$ 1.10, 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96      6.6%
          Price/Earnings Ratio......................................................18.9
                                                                                                    ---------
                                                                                                       64,850
                                                                                                    ---------
Retail (4.05%)
  400     Home Depot, Inc. @ 68 15/16...................................................               27,575
          Operates a chain of retail building supply/
          home improvement "warehouse" stores
          Earnings P/S..............$ .42, .46, .23, .32, .43, .59, .73, .91, 1.08, 1.38     14.1%
          Dividends P/S.........$ .053, .06, .073, .08, .087, .093, .10, .113, .126, .14     11.4%
          Price/Earnings Ratio......................................................32.5

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                           COMPOUND
NUMBER                                                                                      GROWTH    MARKET
OF SHARES                    COMMON STOCKS                                                   RATE      VALUE
---------                                                                                    ----      -----
Retail (continued)
1,000     Pep Boys - Manny, Moe &
          Jack (The) @ 34 1/16..........................................................            $  34,063
          Retailer of automotive parts and accessories
          Earnings P/S............$ .76, .63, .66, .63, .75, .93, 1.13, 1.30, 1.40, 1.66      9.1%
          Dividends P/S...............$ .08, .09, .11, .12, .13, .14, .15, .17, .19, .21     11.3%
          Price/Earnings Ratio......................................................20.5
1,600     Sysco Corp. @ 36 1/2..........................................................               58,400
          Largest distributor of food service products
          Earnings P/S...........$ .45, .60, .73, .81, .90, 1.00, 1.16, 1.33, 1.48, 1.65     15.5%
          Dividends P/S...............$ .07, .08, .09, .10, .14, .22, .28, .36, .44, .52     25.0%
          Price/Earnings Ratio......................................................22.8
1,000     Wal-Mart Stores, Inc. @ 33 13/16..............................................               33,813
          Operates chain of discount department stores
          Earnings P/S............$ .37, .48, .50, .59, .73, .90, 1.05, 1.20, 1.21, 1.38     15.4%
          Dividends P/S...............$ .03, .04, .06, .07, .09, .11, .13, .17, .20, .21     24.1%
          Price/Earnings Ratio......................................................25.7
                                                                                                    ---------
                                                                                                      153,851
                                                                                                    ---------
Soap & Cleaning Preparations (1.89%)
1,500     Ecolab, Inc. @ 47 3/4.........................................................               71,625
                                                                                                    ---------
          Develops and markets premium institutional cleansing, sanitizing and maintenance product and services
          Earnings P/S.........$ .88, .18, 1.04, .93, 1.00, 1.05, 1.26, 1.27, 1.53, 1.85      8.6%
          Dividends P/S...............$ .30, .32, .33, .34, .35, .36, .40, .46, .52, .58      7.6%
          Price/Earnings Ratio......................................................26.5
Steel (0.89%)
  600     Nucor Corp. @ 56 1/2..........................................................               33,900
                                                                                                    ---------
          Manufactures steel and steel products
          Earnings P/S............$ .84, .68, .88, .86, .78, .98, 1.57, 2.97, 2.97, 2.97     15.1%
          Dividends P/S................$ .09, .10, .11, .12, .13, .14, .16, .18, 28, .32     15.1%
          Price/Earnings Ratio......................................................19.6
Utilities (6.78%)
1,500     Duke Energy Corp. @ 47 15/16..................................................               71,906
          Generates, transmits, distributes and sells electric energy in the Piedmont sections of North and South Carolina
          Earnings P/S......$ 2.57, 2.40, 2.60, 2.44, 2.44, 2.39, 2.96, 3.01, 3.21, 3.31      2.9%
          Dividends P/S.....$ 1.37, 1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08      4.8%
          Price/Earnings Ratio......................................................14.7
  800     Frontier Corp. @ 19 15/16.....................................................               15,950
          Fifth largest long distance telephone company
          Earnings P/S.......$ 1.06, .99, .96, .87, 1.20, 1.09, 1.26, 1.56, .97, .85          NMF
          Dividends P/S...............$ .66, .68, .71, .73, .75, .77, .79, .81, .83, .85      2.9%
          Price/Earnings Ratio......................................................24.1
2,400     National Fuel Gas Co. @ 41 15/16..............................................              100,650
          Integrated natural gas system serving N.Y., PA., and OH
          Earnings P/S......$ 1.65, 1.93, 1.83, 1.95, 1.89, 1.88, 2.05, 2.27, 2.40, 2.96      6.7%
          Dividends P/S.....$ 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67      3.8%
          Price/Earnings Ratio......................................................14.2
1,700     Questar Corp. @ 40 3/8........................................................               68,638
          Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and storage
          Earnings P/S.......$ .64, 1.27, 1.46, 1.57, 1.53, 2.00, 1.97, 1.11, 2.23, 2.54     16.6%
          Dividends P/S.........$ .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19      3.0%
          Price/Earnings Ratio......................................................16.7
                                                                                                    ---------
                                                                                                      257,144
                                                                                                    ---------
                                                                     TOTAL COMMON STOCKS
                                                                       (Cost $2,680,326)            2,993,419
                                                                                                    ---------


 (000s                                                                                                MARKET
OMITTED)  UNITED STATES GOVERNMENT (6.06%)                                                             VALUE
--------                                                                                               -----
  $100  United States Treasury, Bond 10.75%,
          08-15-05 @ 126.125............................................................              126,125
   100  United States Treasury, Note 7.875%,
          11-15-99 @ 103.719............................................................              103,719
                                                                                                    ---------
                                                          TOTAL UNITED STATES GOVERNMENT
                                                                         (Cost $228,641)              229,844
                                                                                                    ---------


                                                                                           INTEREST
                                                                                             RATE
                                                                                             ----
        SHORT-TERM INVESTMENTS (14.78%)
  560   Joint Repurchase Agreement ( 14.76%)
        Investment in a joint repurchase
        agreement transaction with
        Toronto Dominion Securities USA,
        Inc. - Dated 06-30-97, Due 07-01-97
        (secured by U.S. Treasury Notes,
        5.625% thru 8.125% Due 07-31-97
        thru 11-15-04) - Note A.........................................................     5.97%     560,000
        Corporate Savings Account ( 0.02%)
        Investors Bank & Trust Company
        Daily Interest Savings Account
        Current Rate 4.95%..............................................................                   860
                                                                                                    ----------
                  TOTAL SHORT-TERM INVESTMENTS                                             (14.78%)    560,860
                                                                                            ------  ----------
                             TOTAL INVESTMENTS                                             (99.73%) $3,784,123
                                                                                            ======  ==========

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Dividend Increases (Unaudited)
Listed below are the most recent dividend increases for the common stocks held in the V.A. Sovereign Investors Fund as of June 30, 1997.

--------------------------------------------------------------------------------

                                                                   PERCENT OF
COMPANY                                                        DIVIDEND INCREASE
-------                                                        -----------------
AFLAC Corp. .....................................................     15.0
American Home Products Corp. ....................................      7.3
American International Group ....................................     17.6
AMP, Inc. .......................................................      4.0
Archer-Daniel Midland Co. .......................................      5.0
Automatic Data Processing, Inc. .................................     15.0
BB&T Corp. ......................................................     14.8
BankOne Corp. ...................................................     11.8
Baxter International, Inc. ......................................      0.4
Bemis Company, Inc. .............................................     11.1
BetzDearborn, Inc. ..............................................      1.4
ConAgra, Inc. ...................................................     14.7
Dover Corp. .....................................................     13.3
DuPont (E.I.) De Nemours & Co. ..................................     10.5
Duke Energy Corp. ...............................................      3.9
Ecolab, Inc. ....................................................     14.3
Electronic Data Systems Corp. ...................................     15.4
Emerson Electric Co. ............................................     10.2
Exxon Corp. .....................................................      3.8
First Tennessee National Corp. ..................................     13.2
First Union Corp. ...............................................     11.5
Frontier Corp. ..................................................      2.4
Gannett Co., Inc. ...............................................      2.9
General Electric Co. ............................................     13.0
General RE Corp. ................................................      7.8
Grainger (W.W.), Inc. ...........................................      1.1
Hewlett Packard Co. .............................................     16.7
Home Depot, Inc. ................................................      1.3
Ikon Office Solutions, Inc. .....................................      7.7
Interpublic Group, Inc. .........................................     14.7
Johnson & Johnson ...............................................     15.8
Lilly (Eli) & Co. ...............................................      5.1
Masco Corp. .....................................................      5.3
McGraw-Hill Companies, Inc. .....................................      9.1
Medtronic, Inc. .................................................     15.8
Mobil Corp. .....................................................      6.0
National Fuel Gas Co. ...........................................      3.6
Norwest Corp. ...................................................     11.1
Nucor Corp. .....................................................     25.0
Pentair, Inc. ...................................................      8.0
Pep Boys - Manny, Moe, & Jack (The) .............................     14.3
PepsiCo, Inc. ...................................................      8.7
Pitney Bowes, Inc. ..............................................     15.9
Questar Corp. ...................................................      3.4
Reliastar Financial Corp. .......................................     10.7
Rockwell International Corp. ....................................      5.5
RPM, Inc. .......................................................      8.3
Schulman A., Inc. ...............................................     10.5
Sigma-Aldrich Corp. .............................................     13.6
Sysco Corp. .....................................................     15.4
Wal-Mart Stores, Inc. ...........................................     28.6
Worthington Industries, Inc. ....................................      8.3
                                                                      ----

      The average dividend increase for this group was ..........     10.2%
                                                                      ====

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by V.A. World Bond Fund on June 30, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                 INTEREST   PAR VALUE    MARKET
ISSUER, DESCRIPTION                                RATE  (000s OMITTED)  VALUE
-------------------                                ----  --------------  -----

BONDS
Australian Dollar (6.67%)
  State of Queensland Treasury Corp.,
   Global Note 08-14-01 .......................   8.000%      180     $  144,178
                                                                      ----------
British Pound Sterling (6.52%)
  United Kingdom Treasury,
   Bond 11-06-01 ..............................   7.000        85        140,938
                                                                      ----------
New Zealand Dollar (4.70%)
  Government of New Zealand,
   Bond 02-15-00 ..............................   6.500       150        101,493
                                                                      ----------
Swedish Krona (2.17%)
  Kingdom of Sweden,
   Bond Ser 1033 05-05-03 .....................   9.000       300         46,786
                                                                      ----------
U.S. Dollar (76.96%)
  Federative Republic of Brazil, (Brazil),
   Floating Rate Bond 04-15-09 ................   6.938*      100         87,250
   Global Bond 11-05-01 .......................   8.875        50         51,625
  Philippine Long Distance
   Telephone Co., (Philippines),
   Note Ser EMTN 06-30-06 .....................   9.250        50         52,375
  Republic of Argentina, (Argentina),
   Global Bond 02-23-01 .......................   9.250       100        104,625
  Republic of Ecuador, (Ecuador),
   Unsub Deb 04-25-02 (R) .....................  11.250        50         52,500
  Republic of Panama, (Panama),
   Note 02-13-02 ..............................   7.875        50         49,828
  Republic of South Africa,
   (South Africa), Note 06-23-17 ..............   8.500        50         49,391
  Republic of Venezuela,
   (Venezuela), Floating Rate
   Note Ser C 12-30-03 ........................   7.063*       50         48,250
  Russian Federation Ministry of
   Finance, (Russia), Unsub Deb Ser
   REGS 11-27-01 ..............................   9.250        50         50,750
  United Mexican States, (Mexico),
   Global Bond 02-06-01 .......................   9.750        50         52,812
   Global Bond 05-15-26 .......................  11.500       100        114,318
  United States Treasury,
   Note 08-31-01 ..............................   6.500%      200     $  200,968
   Note 02-28-02 ..............................   6.250        75         74,578
   Note 05-31-02 ..............................   6.500       550        552,233
   Note 05-15-07 ..............................   6.625       120        120,993
                                                                      ----------
                                                                       1,662,496
                                                                      ----------
                                    TOTAL BONDS
                              (Cost $2,064,012)           (97.02%)     2,095,891
                                                           ------     ----------

SHORT-TERM INVESTMENTS
U.S. Dollar (1.99%)
  Investment in a joint repurchase
   agreement with Toronto Dominion
   Securities USA, Inc. - Dated 06-30-97,
   Due 07-01-97 (secured by
   U.S. Treasury Notes, 5.625%
   thru 6.375% due 04-30-99
   thru 06-30-02) - Note A ..............         5.97%        43         43,000
                                                                      ----------
   TOTAL SHORT-TERM INVESTMENTS
                 (Cost $43,000) .........          --       (1.99%)       43,000
                                                         -----------  ----------
              TOTAL INVESTMENTS .........          --      (99.01%)   $2,138,891
                                                         ===========  ==========

*   Represents rate in effect on June 30, 1997.
# Par value of non-U.S. dollar denominated foreign bonds is expressed in local currency for each country listed.
(R) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $52,500 or 2.43% as of June 30, 1997.
EMTN = Euro Medium
Term Note. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Portfolio Concentration
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the Schedule of Investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at June 30, 1997 assigned to the various investment categories.

                                                             MARKET VALUE AS A
INVESTMENT CATEGORIES                                     % OF FUND'S NET ASSETS
---------------------                                     ----------------------
Government - Foreign .................................            50.68%
Government - U.S. ....................................            43.92
Utilities - Foreign ..................................             2.42
Short-term Investments ...............................             1.99
                                                                  -----
                       TOTAL INVESTMENTS .............            99.01%
                                                                  =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
                                 INTEREST      S&P       PAR VALUE       MARKET
ISSUER, DESCRIPTION                RATE       RATING*  (000s OMITTED)    VALUE
-------------------                ----       -------  --------------    -----

BONDS
Advertising (3.31%)
  Outdoor Systems, Inc.,
  Sr Sub Note 10-15-06 .........    9.375%    B            $100       $  101,000
                                                                      ----------
Containers (9.76%)
  AMTROL, Inc.,
    Sr Sub Note 12-31-06 .......   10.625     B-            100          105,250
  Riverwood International
    Corp., Gtd Sr Sub Note
    04-01-08....................   10.875     CCC+          100           90,250
  Stone Container Corp.,
    Unit (Sr Sub Deb &
    Supplemental Interest
    Cert) 04-01-02..............   12.250     B-            100          102,000
                                                                      ----------
                                                                         297,500
                                                                      ----------
Energy (1.73%)
  AES China Generating Co.
    Ltd., Note (Bermuda)
    12-15-06 (Y)................   10.125     BB-            50           52,750
                                                                      ----------
Government - Foreign (11.94%)
  Australia, Commonwealth
    of, Government Bond
    (Australia) 11-15-06# ......    6.750     AAA           350          259,719
  Brazil, Federative Republic
    of, Government Bond
    (Brazil) 05-15-27 (Y) ......   10.125     BB-            50           47,859
  United Mexican States,
    Government Bond
    (Mexico) 09-15-16 (Y) ......   11.375     BB             50           56,188
                                                                      ----------
                                                                         363,766
                                                                      ----------
Government - U.S. (14.80%)
  United States Treasury,
    Bond 02-15-16...............    9.250     AAA           200          250,218
    Note 08-15-97...............    8.625     AAA           200          200,782
                                                                      ----------
                                                                         451,000
                                                                      ----------
Government - U.S. Agencies (2.47%)
  Federal National Mortgage
    Association, Global Bond
    (Australia) 07-10-02# ......    6.500     AAA           100           75,384
                                                                      ----------
Leisure (11.83%)
  Casino America, Inc.,
    Sr Sec Note 08-01-03 .......   12.500     B             250          258,125
  Riddell Sports, Inc.,
    Sr Note 07-15-07 (R) .......   10.500     B             100          102,500
                                                                      ----------
                                                                         360,625
                                                                      ----------
Oil & Gas (3.39%)
  Costilla Energy Inc.,
    Sr Note 10-01-06............   10.250     B             100          103,250
                                                                      ----------
Retail (3.17%)
  Pueblo Xtra International,
    Inc., Sr Note Ser B
    08-01-03 (R)................    9.500     B-            100           96,500
                                                                      ----------
Steel (3.46%)
  Acindar Industria Argentina
    de Aceros S.A., Bond
    (Argentina) 02-15-04 (Y) ...   11.250     B+            100          105,500
                                                                      ----------
Telecommunications (19.57%)
  Comunicacion Celular S.A.,
    Bond, Step Coupon
    (13.125%, 11-15-00)
    (Colombia) 11-15-03
    (A), (Y)....................     Zero     B+            100           70,500
  Globalstar, L.P. / Capital,
    Sr Note 06-15-04 (R) .......   11.250     B             100           93,313
  Innova S de R.L.,
    Sr Note (Mexico)
    04-01-07 (R), (Y)...........   12.875     B-            100          105,500
  Nextel Communications,
    Inc., Sr Disc Note, Step
    Coupon (9.75%, 02-15-99)
    08-15-04 (A)................     Zero     CCC-          150          114,750
  Orion Network Systems, Inc.,
    Unit (Sr Note & Warrants)
    01-15-07....................   11.250     B             100          103,500
  Qwest Communications
    International, Inc.,
    Sr Note 04-01-07 (R) .......   10.875     B+            100          108,500
                                                                      ----------
                                                                         596,063
                                                                      ----------
                               TOTAL BONDS
                          (Cost $2,559,500)              (85.43%)      2,603,338
                                                         ------       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                                NUMBER OF              MARKET
ISSUER, DESCRIPTION                         SHARES OR WARRANTS         VALUE
-------------------                         ------------------         -----

PREFERRED STOCKS AND WARRANTS
  Comunicacion Celular S.A.,
    Warrant** (Colombia) (Y)............           1,000             $    5,500
  SFX Broadcasting, Inc., 12.625%,
    Ser E, Preferred Stock..............           1,000                109,000
                                                                     ----------
  TOTAL PREFERRED STOCKS AND WARRANTS
                      (Cost $106,125)              (3.76%)              114,500
                                                   -----             ----------

                                          INTEREST     PAR VALUE       MARKET
                                            RATE     (000s OMITTED)    VALUE
                                            ----     --------------    -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (14.31%)
  Investment in a joint repurchase
    agreement transaction with
    Toronto-Dominion Securities USA,
    Inc. Dated 6-30-97, Due 7-01-97
    (secured by U.S. Treasury Notes,
    5.625% thru 8.125% Due 07-31-97
    thru 11-15-04) - Note A.............   5.970%        $436           436,000
                                                                     ----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.95%..................                                    273
                                                                     ----------
              TOTAL SHORT-TERM INVESTMENTS             (14.31%)         436,273
                                                      -------        ----------
                         TOTAL INVESTMENTS            (103.50%)      $3,154,111
                                                      =======        ==========

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
**    Non-income producing security.
# Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $506,313 or 16.62% of net assets as of June 30, 1997.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund. Portfolio Concentration

Portfolio Concentration
--------------------------------------------------------------------------------

                                                      MARKET VALUE
                                                   AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION:                            FUNDS NET ASSETS
------------------------                            ----------------
Argentina..................................               3.46%
Australia..................................               8.52
Bermuda....................................               1.73
Brazil.....................................               1.57
Colombia...................................               2.49
Mexico.....................................               5.31
United States..............................              80.42
                                                        ------
                          TOTAL INVESTMENTS             103.50%
                                                        ======

QUALITY DISTRIBUTION:
---------------------
AAA........................................              25.80%
BB.........................................               5.15
B..........................................              47.75
CCC........................................               6.73
                                                        ------
                                TOTAL BONDS              85.43%
                                                        ======


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                 INTEREST      S&P       PAR VALUE       MARKET
ISSUER, DESCRIPTION                RATE       RATING*  (000s OMITTED)    VALUE
-------------------                ----       -------  --------------    -----

BONDS
Banks - Foreign (0.33%)
  Landeskreditbank Baden -
   Wuerttemberg, Sub Note
   (Germany) 02-01-23 (Y) ......    7.625%    AAA          $  5       $    5,211
                                                                      ----------
Banks - United States (0.67%)
  Banque National de Paris -
   New York Branch, Sub Note
   01-15-07 ....................    7.200     A               5            4,970
  National Westminster Bank
   PLC - New York Branch,
   Sub Note 05-01-01 ...........    9.450     AA-             5            5,454
                                                                      ----------
                                                                          10,424
                                                                      ----------
Finance (6.17%)
  Constitution Capital Trust I,
    Cap Security 04-15-27 (R) ..    9.150     BBB             3            3,008
  ContiFinancial Corp.,
    Sr Note 08-15-03 ...........    8.375     BB+             5            5,106
  Green Tree Home Improvement
    Loan Trust, Pass Thru Ctf
    Ser 1996-F Class HI:
    A3 11-15-27 ................    6.750     AAA             2            1,967
  Pass Thru Ctf Ser 1997-A
    Class HI: A3 08-15-23 ......    7.050     AAA             5            5,020
  MBNA Master Credit Card
    Trust, Ser 1995-D Class A
    11-15-02 ...................    6.050     AAA            50           49,468
  Trump Hotels & Casino Resorts
    Funding, Inc./Holdings, L.P.,
    Sr Sec Note 06-15-05 .......   15.500     B+              5            5,800
  UCFC Home Equity Loan Trust,
    Pass Thru Ctf Ser 1997-A1
    Class A8 06-15-28 ..........    7.220     AAA            10           10,094
  United Companies Financial
    Corp., Note 01-15-04 .......    7.700     BBB-            5            4,929
  Viasystems Inc.,
    Sr Sub Note 06-01-07 (R) ...    9.750     B-              2            2,022
  Wharf International Finance
    Ltd., Gtd Note (Cayman
    Islands) 03-13-07 (R) (Y) ..    7.625     A               5            4,978
  Yanacocha Receivables,
   Pass Thru Cert Ser 1997-A
   06-15-05 (R) ................    8.400     BBB-            4            4,090
                                                                      ----------
                                                                          96,482
                                                                      ----------
Funeral Services & Related (0.33%)
  Loewen Group International,
    Inc., Gtd Sr Note Ser 4
    10-15-03 ...................    8.250     BB+             5            5,169
                                                                      ----------
Glass Products (0.20%)
  VICAP S.A. de C.V.,
    Gtd Sr Note (Mexico)
    05-15-07 (R) (Y) ...........   11.375     B+              3            3,133
                                                                      ----------
Government - Foreign (1.27%)
  Croatia, Republic of, Sr Note
    (Croatia) 02-27-02 (R) (Y) .    7.000     BBB-           10            9,737
                                                                      ----------
  Moscow, City of,
    Unsub Deb (Russia)
    05-31-00 (R) (Y) ...........    9.500     NR             10           10,112
                                                                      ----------
                                                                          19,849
                                                                      ----------
Government - U.S. (59.08%)
  United States Treasury,
   Bond 08-15-17 ...............    8.875     AAA            54           65,770
   Bond 02-15-23 ...............    7.125     AAA           181          186,430
   Note 02-15-99 ...............    8.875     AAA           225          234,774
   Note 11-30-99 ...............    7.750     AAA             8            8,279
   Note 05-15-01 ...............    8.000     AAA            82           86,612
   Note 05-15-02 ...............    7.500     AAA           223          233,349
   Note 02-15-05 ...............    7.500     AAA           103          108,986
                                                                      ----------
                                                                         924,200
                                                                      ----------
Government - U.S. Agencies (6.40%)
  Government National
    Mortgage Assn.,
    30 Yr Pass Thru Ctf
    07-15-26 ...................    8.000     AAA            98          100,066
                                                                      ----------
Insurance (2.65%)
  Conseco, Inc.,
    Sr Note 12-15-04 ...........   10.500     BBB             5            5,865
  Fairfax Financial Holdings
    Ltd., Note (Canada)
    04-15-26 (Y) ...............    8.300     BBB+            5            5,190


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                 INTEREST      S&P       PAR VALUE       MARKET
ISSUER, DESCRIPTION                RATE       RATING*  (000s OMITTED)    VALUE
-------------------                ----       -------  --------------    -----

Insurance (continued)
  Liberty Mutual Insurance
    Co., Surplus Note
    05-04-07 (R) ...............    8.200%    A+           $  5       $    5,326
    Surplus Note 10-15-26 (R) ..    7.875     A+              5            4,989
  Massachusetts Mutual
    Life Insurance Co.,
    Surplus Note 11-15-23 (R) ..    7.625     AA              5            4,974
  NAC Re Corp.,
    Note 06-15-99 ..............    8.000     A-              5            5,137
  Sun Canada Financial
    Co., Gtd Sub Note
    12-15-07 (R) ...............    6.625     AA              5            4,757
  URC Holdings Corp.,
    Sr Note 06-30-06 (R) .......    7.875     A-              5            5,161
                                                                      ----------
                                                                          41,399
                                                                      ----------
Media (2.53%)
  Cablevision Systems Corp.,
    Sr Sub Deb 04-01-04 ........   10.750     B               5            5,169
  Comcast Corp.,
    Sr Sub Deb 07-15-12 ........   10.625     BB+             4            4,720
  News America Holdings,
    Inc., Gtd Sr Deb
    08-10-18 ...................    8.250     BBB             6            6,051
  SFX Broadcasting, Inc.,
    Sr Sub Note Ser B
    05-15-06 ...................   10.750     B-              5            5,400
  TeleWest Communications
    PLC, Sr Deb (United
    Kingdom) 10-01-06 (Y) ......    9.625     B+              2            2,060
  Time Warner, Inc.,
    Deb 01-15-13 ...............    9.125     BBB-            4            4,423
  TKR Cable I, Inc.,
    Sr Deb 10-30-07 ............   10.500     BBB-            8            8,823
  Viacom Inc.,
    Sr Note 06-01-05 ...........    7.750     BB+             3            2,977
                                                                      ----------
                                                                          39,623
                                                                      ----------
Medical (0.34%)
  Quest Diagnostics, Inc.,
    Sr Sub Note 12-15-06 .......   10.750     B+              3            3,263
  Tenet Healthcare Corp.,
    Sr Sub Note 01-15-07 .......    8.625     B+              2            2,040
                                                                      ----------
                                                                           5,303
                                                                      ----------
Mortgage Banking (0.32%)
  First Plus Home Loan Trust,
    Pass Thru Ctf Ser 1997-1
    Class A6 12-10-15 ..........    6.950     AAA             5            4,982
                                                                      ----------
Oil & Gas (0.77%)
  Camuzzi Gas, Pampeana
    S.A., Bond (Argentina)
    12-15-01 (R) (Y) ...........    9.250     BBB-            2            2,085
  Enserch Exploration, Inc.,
    Pass Thru Ctf
    01-02-09 (R) ...............    7.540     NR              5            4,951
  Norsk Hydro ASA,
    Deb (Norway)
    10-01-16 (Y) ...............    7.500     A               5            5,055
                                                                      ----------
                                                                          12,091
                                                                      ----------
Paper & Paper Products (0.69%)
  Georgia-Pacific Corp.,
    Deb 01-15-18 ...............    9.750     BBB-            5            5,219
  Indah Kiat International
    Finance Co., Gtd Sec Bond
    Ser C (Netherlands)
    06-15-06 (Y) ...............   12.500     BB              2            2,265
  S.D. Warren Co.,
    Sr Sub Note Ser B
    12-15-04 ...................   12.000     B+              3            3,330
                                                                      ----------
                                                                          10,814
                                                                      ----------
Real Estate Investment Trust (0.65%)
  American Health Properties,
    Inc., Note 01-15-07 ........    7.500     BBB-            5            5,075
  TriNet Corporate Realty Trust,
    Inc., Note 05-15-01 ........    7.300     BBB-            5            5,050
                                                                      ----------
                                                                          10,125
                                                                      ----------
Steel (0.21%)
  IVACO, Inc., Sr Note
    (Canada) 09-15-05 (Y) ......   11.500     B+              3            3,218
                                                                      ----------
Telecommunications (1.00%)
  Impsat Corp., Gtd Sr Sec Note
    07-15-03 ...................   12.125     BB-             3            3,218
  Paging Network, Inc.,
    Sr Sub Note 10-15-08 .......   10.000     B               3            2,914
  Qwest Communications
    International Inc., Sr Note
    04-01-07 (R) ...............   10.875     B+              4            4,340


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                 INTEREST      S&P       PAR VALUE       MARKET
ISSUER, DESCRIPTION                RATE       RATING*  (000s OMITTED)    VALUE
-------------------                ----       -------  --------------    -----

Telecommunications (continued)
  TCI Communications, Inc.,
    Sr Deb 08-01-15 ............    8.750%    BBB-         $  5       $    5,241
                                                                      ----------
                                                                          15,713
                                                                      ----------
Tobacco (0.39%)
  RJR Nabisco, Inc.,
    Note 12-01-02 ..............    8.625     BBB-            6            6,168
                                                                      ----------
Transport (1.32%)
  America West Airlines, Pass
    Thru Ctf Ser B 01-02-08 ....    6.930     A-              5            4,938
  Northwest Airlines, Inc.,
    Gtd Note 03-15-04...........    8.375     BB-             6            6,099
    Pass Thru Ctf Ser 1996-1
    01-02-15 ...................    8.970     BBB-            5            5,378
  NWA Trust,
    Sr Note Ser A 06-21-14 .....    9.250     AA              4            4,236
                                                                      ----------
                                                                          20,651
                                                                      ----------
Utilities (4.67%)
  BVPS II Funding Corp.,
    Collateralized Lease Bond
    06-01-17 ...................    8.890     BB-             5            5,025
  Cleveland Electric Illuminating
    Co., 1st Mtg Ser B
    05-15-05 ...................    9.500     BB+             8            8,605
    Sec Note Ser A 07-01-04 (R)     7.670     BB+             5            5,050
  CMS Energy Corp.,
    Sr Note 05-15-02 ...........    8.125     BB              5            5,050
  Enersis S.A., Note (Cayman
    Islands) 12-01-16 (Y) ......    7.400     A-              5            4,845
  Entergy Louisiana, Inc.,
    Sec Lease Oblig Bond
    01-02-17 + .................    8.090     BBB-            4            4,010
  First PV Funding Corp.,
    Deb Ser 86B 01-15-16 .......   10.150     BB-             4            4,216
  Hydro-Quebec, Gtd Bond
    (Canada) 02-01-21 (Y) ......    9.400     A+             15           17,798
  Long Island Lighting Co.,
    Deb 07-15-19 ...............    8.900     BB+             3            3,127
    Gen Ref Mtg 05-01-21 .......    9.750     BBB-           10           10,134
  Tenaga Nasional Berhad,
    Note (Malaysia)
    06-15-04 (R) (Y) ...........    7.875     A+              5            5,227
                                                                      ----------
                                                                          73,087
                                                                      ----------
                              TOTAL BONDS
                        (Cost $1,396,500)                (89.99%)      1,407,708
                                                         ------       ----------

                                      INTEREST        PAR VALUE        MARKET
ISSUER, DESCRIPTION                     RATE       (000s OMITTED)      VALUE
-------------------                     ----       --------------      -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (13.81%)
  Investment in a joint repuchase
    agreement transaction with
    Toronto-Dominion Securities USA,
    Inc. Dated 06-30-97, Due 07-01-97
    (secured by U.S. Treasury
    Notes, 5.625% thru 8.125%
    due 07-31-97 thru 11-15-04)
    - Note A ...................        5.97%            $216        $  216,000
                                                                     ----------
Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ...........                                           319
                                                                     ----------
     TOTAL SHORT-TERM INVESTMENTS                      (13.83%)         216,319
                                                      -------        ----------
                TOTAL INVESTMENTS                     (103.82%)      $1,624,027
                                                      =======        ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $83,940 or 5.37% of net assets as of June 30, 1997.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.
* Credit ratings are unaudited and are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.
+ These securities having an aggregate value of $4,010 or 0.26% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of when-issued commitments. Accordingly, the market value of $14,935 of U.S. Treasury Bond, 7.125%, due 2-15-23 has been segregated to the when-issued commitments.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

        John Hancock Funds - Declaration Trust -- V.A. Money Market Fund

Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on June 30, 1997.

                                                         PAR VALUE
                                  INTEREST   QUALITY       (000s       MARKET
ISSUER, DESCRIPTION                 RATE     RATINGS*     OMITTED)     VALUE
-------------------                 ----     --------     --------     -----

U.S.GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (82.00%)
  Federal Farm Credit Bank
   07-08-97 .....................   5.390%    Tier 1        250       $  249,738
  Federal Home Loan Bank
   07-01-97 .....................   5.500     Tier 1        250          250,000
  Federal Home Loan Mortgage
   Corp., 07-01-97 ..............   5.500     Tier 1        250          250,000
  Federal National
   Mortgage Association,
   08-08-97 # ...................   7.540     Tier 1        260          260,459
                                                                      ----------
                                                                       1,010,197
                                                                      ----------
                       TOTAL U.S. GOVERNMENT
                                 OBLIGATIONS
                           (Cost $1,010,197)             (82.00%)      1,010,197
                                                                      ----------

                                      INTEREST        PAR VALUE        MARKET
ISSUER, DESCRIPTION                     RATE       (000s OMITTED)      VALUE
-------------------                     ----       --------------      -----

JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities
   USA, Inc. Dated 06-30-97,
   Due 07-01-97 (secured by
   U.S.Treasury Notes 5.625%
   thru 6.375% Due 04-30-99
   thru 06-30-02), - Note A ....        5.970%            212        $  212,000
                                                                     ----------
         TOTAL JOINT REPURCHASE AGREEMENT
                          (Cost $212,000)              (17.21%)         212,000
                                                       ------        ----------
                        TOTAL INVESTMENTS              (99.21%)      $1,222,197
                                                       ======        ==========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.
#     Call date.
The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

NOTE A --

ORGANIZATION

John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Financial Industries Fund (which commenced operations on May 1, 1997) ("V.A. Financial Industries Fund"), John Hancock V.A. Emerging Growth Fund ("V.A. Emerging Growth Fund"), John Hancock V.A. Discovery Fund ("V.A. Discovery Fund"), John Hancock V.A. Independence Equity Fund ("V.A. Independence Equity Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. World Bond Fund ("V.A. World Bond Fund"), John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), John Hancock V.A. Sovereign Bond Fund ("V.A. Sovereign Bond Fund"), John Hancock V.A. Money Market Fund ("V.A. Money Market Fund"), (each a "Fund," collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of eleven different series. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

The investment objective of the V.A. International Fund is to seek long-term growth of capital by primarily investing in equity securities of foreign companies and governments. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation primarily through investments in equity securities of financial services companies throughout the world. The investment objective of the V.A. Emerging Growth Fund is to seek long-term growth of capital. The investment objective of the V.A. Discovery Fund is to seek long-term growth of capital by primarily investing in common stocks of companies of all levels of capitalization which are believed by the Fund's managers to offer superior prospects for growth. The investment objective of the V.A. Independence Equity Fund is to seek above-average total return, consisting of capital appreciation and income by focusing on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long-term. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Sovereign Investors Fund is to seek long-term growth of capital and income without assuming undue market risks by investing primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends. The investment objective of the V.A. World Bond Fund is to seek a high total investment return, a combination of current income and capital appreciation, by investing primarily in a global portfolio of fixed income securities. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income by primarily investing in foreign government and corporate fixed- income securities, U.S. government securities and lower-rated high-yield, high-risk, fixed-income securities of U.S. issuers. The investment objective of the V.A. Sovereign Bond Fund is to seek a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high-yield, high-risk, fixed-income securities. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity by investing primarily in high-quality money market instruments.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

NOTE B --

ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

      The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

      For federal income tax purposes, the following Funds had capital loss carryforwards available. These carryforwards are to the extent provided by regulations. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration. Additionally, net capital losses attributable to security transactions occurring after October 31, 1996 are treated as arising on the first day (January 1, 1997) of the Funds, next taxable year.

                                     CAPITAL LOSS        POSTS OCTOBER 31, 1996
                                     CARRYFORWARD            LOSS TREATED AS
FUND                               EXPIRES 12-31-2004    ARISING JANUARY 1, 1997
----                               ------------------    -----------------------
V.A. International Fund .........        $ 1,554                      --
V.A. Financial Industries Fund ..             --                      --
V.A. Emerging Growth Fund .......         18,937                 $52,780
V.A. Discovery Fund .............         11,062                  85,538
V.A. Independence Equity Fund ...             --                      --
V.A. 500 Index Fund .............             --                      --
V.A. Sovereign Investors Fund ...             --                      --
V.A. World Bond Fund ............             --                      --
V.A. Strategic Income Fund ......             --                      --
V.A. Sovereign Bond Fund ........             --                      --
V.A. Money Market Fund ..........             --                      --

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

the case of some foreign securities, on the date thereafter when the Fund is identified of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that commenced with the investment operations of each Fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended June 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Independence Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities.

      The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency-denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

than that not offset by the currency amount of the underlying transaction.

      Open foreign currency forward contracts for the Trust at June 30, 1997 were as follows:

                                                                   UNREALIZED
                               PRINCIPAL AMOUNT     EXPIRATION    APPRECIATION
CURRENCY                      COVERED BY CONTRACT     MONTH      (DEPRECIATION)
--------                      -------------------     -----      --------------
WORLD BOND FUND
Sells
Australian Dollar..........        159,865           July 97        $   (653)
New Zealand Dollar.........        150,279           July 97           1,096
                                                                    --------
                                                                         443
                                                                    ========
Buys
German Deutsche mark.......        530,000           July 97          (5,857)
Japanese Yen...............     28,211,888           July 97          (4,770)
                                                                    --------
                                                                     (10,627)
                                                                    ========

      There were no open forward foreign currency exchange contracts at June 30, 1997 for all other Funds.

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds' instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

      When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

      At June 30, 1997, there were no open positions in financial futures contracts.

OPTIONS The Funds (except V.A. Money Market Fund) may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

      The Funds may use option contracts to manage their exposure to changing security prices. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

      Risks may also arise if counterparties do not perform under the contract's terms, or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' Statement of Assets and Liabilities.

      The were no written option transactions for the period ended June 30, 1997, for all Funds.

NOTE C --

MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

FUND                                              RATE
----                                              ----
V.A. International Fund             0.90% of average daily net assets
V.A. Financial Industries Fund      0.80% of average daily net assets
V.A. Emerging Growth Fund           0.75% of average daily net assets
V.A. Discovery Fund                 0.75% of average daily net assets
V.A. Independence Equity Fund       0.70% of average daily net assets
V.A. 500 Index Fund                 0.35% of average daily net assets
V.A. Sovereign Investors Fund       0.60% of average daily net assets
V.A. World Bond Fund                0.75% of average daily net assets
V.A. Strategic Income Fund          0.60% of average daily net assets
V.A. Sovereign Bond Fund            0.50% of average daily net assets
V.A. Money Market Fund              0.50% of average daily net assets

      John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the V.A. International Fund pursuant to a sub-adviser agreement among the Fund, the Adviser, and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients. The Adviser pays JHAI a portion of its advisory fee from the V.A. International Fund to JHAI at the following rate: 70% of the advisory fee payable by the Fund.

      Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the V.A. Independence Equity Fund pursuant to a separate sub-adviser agreement among the Fund, the Adviser, and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays IIA a portion of its advisory fee from the V.A. Independence Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

      Sovereign Asset Management Corporation ("SAMCorp") serves as the sub-adviser of the V.A. Sovereign Investors Fund pursuant to a sub-advisory agreement among the Fund, the Adviser, and SAMCorp. SAMCorp was organized in 1992 and is a wholly owned indirect subsidiary of JHMLICo. SAMCorp provides investment advice and advisory services to investment companies and private and institutional accounts. The Adviser pays SAMCorp a portion of its advisory fee from the V.A. Sovereign Investors Fund to SAMCorp at the following rate: 40% of the advisory fee payable by the Fund.

      The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S&P") to license certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Trust's prospectus.)

      Effective February 10, 1997, the Adviser had agreed to limit it's management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future.

      The Adviser has voluntarily agreed to limit each of the Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the period ended June 30, 1997 were as follows:

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

FUND                                            FEE REDUCTION
----                                            -------------
V.A. International Fund......................     $ 8,169
V.A. Financial Industries Fund...............       3,524
V.A. Emerging Growth Fund....................      12,168
V.A. Discovery Fund..........................      13,208
V.A. Independence Equity Fund................       8,620
V.A. 500 Index Fund..........................       4,526
V.A. Sovereign Investors Fund................       5,730
V.A. World Bond Fund.........................       9,728
V.A. Strategic Income Fund...................       5,512
V.A. Sovereign Bond Fund.....................      11,060
V.A. Money Market Fund.......................       4,476

      The Adviser reserves the right to terminate this limitation in the future.

      The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Funds.

      Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned the following shares of beneficial interest of the Funds as of June 30, 1997:

FUND                                      SHARES OF BENEFICIAL INTEREST
----                                      -----------------------------
V.A. International Fund................             200,798
V.A. Financial Industries Fund.........              50,000
V.A. Emerging Growth Fund..............             100,197
V.A. Discovery Fund....................             100,000
V.A. Independence Equity Fund..........             101,142
V.A. 500 Index Fund....................             788,573
V.A. Sovereign Investors Fund..........             101,546
V.A. World Bond Fund...................             209,998
V.A. Strategic Income Fund.............             215,577
V.A. Sovereign Bond Fund...............             105,323
V.A. Money Market Fund.................             103,638

NOTE D --

INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, excluding short-term securities, during the period ended June 30, 1997, for the Funds were as follows:

FUND                                  PURCHASES           SALES
----                                  ---------           -----
V.A. International Fund...........   $ 1,102,330       $  659,904
V.A. Financial Industries Fund ...     2,880,299          246,588
V.A. Emerging Growth Fund.........     1,177,298          597,262
V.A. Discovery Fund...............     2,180,230        1,376,002
V.A. Independence Equity Fund.....     1,472,837          456,961
V.A. 500 Index Fund...............    10,888,255               --
V.A. Sovereign Investors Fund
  U.S. Government Securities......       123,822               --
Other Investments.................     1,923,300          147,647
V.A. World Bond Fund
  U.S. Government Securities......     1,647,214          400,859
Other Investments.................       479,062        1,556,082
V.A. Strategic Income Fund
  U.S. Government Securities......       406,500          595,004
Other Investments.................     1,947,637        1,132,825
V.A. Sovereign Bond Fund
  U.S. Government Securities......       992,325          774,994
Other Investments.................       473,800          283,147

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Declaration Trust

      At June 30, 1997, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                           NET UNREALIZED
                       AGGREGATE    GROSS UNREALIZED    GROSS UNREALIZED    APPRECIATION/
FUND                     COST         APPRECIATION        DEPRECIATION      DEPRECIATION
----                     ----         ------------        ------------      ------------
V.A. International
  Fund .............  $ 2,663,372       $638,322           $ 42,473           $595,849
V.A. Financial
  Industries
  Fund .............    2,790,237        132,739             13,482            119,257
V.A. Emerging
  Growth Fund ......    1,530,593        230,702             24,959            205,743
V.A. Discovery
  Fund .............    1,842,226        289,849             19,644            270,205
V.A. Independence
  Equity Fund ......    2,156,730        273,342              9,465            263,877
V.A. 500 Index
  Fund .............   11,396,255         88,256            259,545           (171,289)
V.A. Sovereign
  Investors Fund ...    3,468,967        342,455             28,159            314,296
V.A. World Bond
Fund ...............    2,107,012         36,868              4,989             31,879
V.A. Strategic
  Income Fund ......    3,101,625         67,804             15,591             52,213
V.A. Sovereign
  Bond Fund ........    1,612,500         15,323              4,115             11,208
V.A. Money
  Market Fund ......    1,222,197           --                 --                 --

================================================================================

                                                                ----------------
                                                                  First Class
[LOGO]  John Hancock Funds                                        U.S. Postage
        A Gobal Investment Management Firm                            PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                       Boston, MA
1-800-824-0335                                                  Permit No. 53176
INTERNET: www.jhancock.com/funds                                ----------------



--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Declaration Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      DECSA 6/97
                                                                            8/97